SYMETRA LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS – STATUTORY BASIS

Independent Auditors’ Report

The Board of Directors and Stockholder
Symetra Life Insurance Company:

Opinions
We have audited the financial statements of Symetra Life Insurance Company (the Company), which comprise the balance sheets - statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, changes in capital and surplus - statutory basis, and cash flow - statutory basis for each of the years in the three years ended December 31, 2023, and the related notes to the financial statements - statutory basis.
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three years ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three years ended December 31, 2023.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
1

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Seattle, Washington
March 26, 2024
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SYMETRA LIFE INSURANCE COMPANY
BALANCE SHEETS – STATUTORY BASIS
(In millions, except share and per share data)

	As of December 31,
	2023	2022
ADMITTED ASSETS
Bonds	$31,983.6	$30,964.0
Preferred stocks	106.4	93.1
Common stocks	622.1	636.5
Mortgage loans	7,850.9	7,125.4
Cash, cash equivalents, and short-term investments	2,258.9	958.6
Derivatives	272.8	219.7
Other invested assets	903.4	843.4
Total cash and invested assets	43,998.1	40,840.7
Accrued investment income	355.6	313.0
Deferred and uncollected premiums (net of loading of $0.3 and $(6.0))	(1,181.0)	(1,063.4)
Deferred tax assets, net	152.9	142.6
Current federal income taxes recoverable	19.6	8.1
Other receivables	1,409.9	1,363.2
Separate account assets	8,130.3	7,524.2
Total admitted assets	$52,885.4	$49,128.4
LIABILITIES AND CAPITAL AND SURPLUS
Life and annuity reserves	$34,002.7	$32,013.9
Accident and health reserves	269.1	241.0
Policy and contract claims	135.7	137.8
Liability for deposit-type contracts	4,255.8	4,250.0
Unearned premiums and annuity considerations	4.2	4.8
Total policy and contract liabilities	38,667.5	36,647.5
Cash collateral held	570.0	200.1
Asset valuation reserve	591.6	362.6
Interest maintenance reserve	113.3	236.2
Funds held under coinsurance agreements	1,349.2	1,241.3
Other liabilities	1,438.7	678.6
Separate account liabilities	7,886.1	7,268.5
Total liabilities	50,616.4	46,634.8
Commitments and contingencies (Note 14)
Capital and surplus (deficit)
Common stock, $250 par value, 20,000 shares authorized, issued and outstanding	5.0	5.0
Gross paid-in and contributed surplus	1,089.0	1,089.0
Unassigned funds	1,175.0	1,399.6
Total capital and surplus	2,269.0	2,493.6
Total liabilities and capital and surplus	$52,885.4	$49,128.4
See accompanying notes.
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SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2023	2022	2021
Premiums and other revenues:
Premiums and annuity considerations	$3,528.4	$3,450.3	$4,609.0
Net investment income	1,757.2	1,240.7	1,168.3
Amortization of interest maintenance reserve	21.6	44.9	50.9
Separate account fees and other	131.6	150.7	136.0
Commissions and expense allowances on reinsurance ceded, net	438.2	342.7	70.1
Reserve adjustment on reinsurance ceded	4,458.6	3,124.7	(119.6)
Other income	40.0	26.1	25.1
Total premiums and other revenues	10,375.6	8,380.1	5,939.8
Benefits:
Death benefits	326.2	364.2	337.8
Annuity benefits	337.1	330.7	336.7
Surrender and maturity benefits	5,785.0	4,008.8	3,151.8
Accident and health and other benefits	546.4	387.6	330.4
Increase in policy reserves	2,010.4	1,603.5	1,094.5
Total benefits	9,005.1	6,694.8	5,251.2
Insurance expenses and other deductions:
Commissions	510.5	385.6	341.9
General insurance expenses	637.0	581.4	512.8
Net transfers to (from) separate accounts	137.2	547.2	286.4
Total insurance expenses and other deductions	1,284.7	1,514.2	1,141.1
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	85.8	171.1	(452.5)
Federal income tax expense (benefit)	96.7	59.8	(133.5)
Gain (loss) from operations before net realized capital gains (losses)	(10.9)	111.3	(319.0)
Net realized capital gains (losses) (net of federal income taxes and transfer to interest maintenance reserve)	102.5	(26.8)	455.8
Net income (loss)	$91.6	$84.5	$136.8
See accompanying notes.
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SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
(In millions)

	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Funds	Total Capital and Surplus
Balances as of January 1, 2021	$5.0	$964.0	$1,331.0	$2,300.0
Net income (loss)	—	—	136.8	136.8
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(5.8)	(5.8)
Change in net deferred income taxes	—	—	(14.4)	(14.4)
Change in nonadmitted assets	—	—	1.9	1.9
Change in reserve on account of change in valuation basis	—	—	(26.1)	(26.1)
Change in asset valuation reserve	—	—	(60.7)	(60.7)
Change in surplus in separate accounts	—	—	(0.1)	(0.1)
Balances as of December 31, 2021	5.0	964.0	1,362.6	2,331.6
Correction of prior period errors	—	—	8.5	8.5
Balances as of January 1, 2022	5.0	964.0	1,371.1	2,340.1
Net income (loss)	—	—	84.5	84.5
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(92.8)	(92.8)
Change in net deferred income taxes	—	—	88.1	88.1
Change in nonadmitted assets	—	—	(74.3)	(74.3)
Change in liability for unauthorized reinsurance	—	—	(70.8)	(70.8)
Change in reserve on account of change in valuation basis	—	—	12.0	12.0
Change in asset valuation reserve	—	—	84.5	84.5
Change in surplus in separate accounts	—	—	(2.7)	(2.7)
Capital contribution from Parent	—	125.0	—	125.0
Balances as of December 31, 2022	5.0	1,089.0	1,399.6	2,493.6
Correction of prior period errors	—	—	2.8	2.8
Balances as of January 1, 2023	5.0	1,089.0	1,402.4	2,496.4
Net income (loss)	—	—	91.6	91.6
Change in net unrealized capital gains (losses), including foreign exchange	—	—	51.6	51.6
Change in net deferred income taxes	—	—	61.3	61.3
Change in nonadmitted assets	—	—	(59.7)	(59.7)
Change in liability for unauthorized reinsurance	—	—	70.8	70.8
Change in reserve on account of change in valuation basis	—	—	(9.1)	(9.1)
Change in asset valuation reserve	—	—	(228.9)	(228.9)
Change in surplus in separate accounts	—	—	2.0	2.0
Dividends to Parent	—	—	(207.0)	(207.0)
Balances as of December 31, 2023	$5.0	$1,089.0	$1,175.0	$2,269.0
See accompanying notes.
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SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2023	2022	2021
Cash flows from operating activities
Premiums and annuity considerations collected	$3,666.5	$4,345.6	$4,989.2
Net investment income received	1,805.0	1,460.6	1,474.9
Commissions and expense allowance on reinsurance ceded	427.3	267.6	54.7
Other income	223.8	250.2	178.0
Net transfers (to) from separate accounts	(152.8)	(574.5)	(336.7)
Benefits and loss-related payments	(2,586.9)	(1,992.0)	(4,332.0)
Commissions, other expenses, and taxes paid	(1,162.3)	(1,923.9)	(860.8)
Federal income taxes received (paid)	(88.5)	(55.7)	(15.5)
Net cash provided by (used in) operating activities	2,132.1	1,777.9	1,151.8
Cash flows from investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	7,880.7	5,582.1	7,001.8
Mortgage loans	548.7	831.4	669.3
Other invested assets	760.3	307.1	652.6
Cost of investments acquired:
Bonds	(9,030.4)	(7,202.0)	(8,061.7)
Mortgage loans	(1,274.2)	(1,147.7)	(1,038.4)
Other invested assets	(697.6)	(813.1)	(620.9)
Other, net	(34.5)	(5.6)	(10.3)
Net cash provided by (used in) investing activities	(1,847.0)	(2,447.8)	(1,407.6)
Cash flows from financing activities
Capital contribution from Parent	—	125.0	—
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	(1.3)	556.7	237.8
Net receipts from (transfers to) Parent, subsidiaries, and affiliates	(1.7)	(17.6)	(5.4)
Dividends to Parent	(207.0)	—	—
Other, net	1,225.2	(100.1)	62.3
Net cash provided by (used in) financing activities	1,015.2	564.0	294.7
Net increase (decrease) in cash	1,300.3	(105.9)	38.9
Cash, cash equivalents, and short-term investments, beginning of year	958.6	1,064.5	1,025.6
Cash, cash equivalents, and short-term investments, end of year	$2,258.9	$958.6	$1,064.5

Supplemental disclosures of cash flow information
Non-cash transactions during the year:
Bonds and stock exchanges	$90.8	$116.1	$162.3
Amortization of option costs under Iowa Administrative Code 191-97	62.1	225.9	211.9
Fair value adjustments	34.1	—	—
Investment expense on funds withheld	25.2	24.5	22.8
Mortgage loans – refinances	23.2	53.8	84.1
Initial premium ceded on reinsurance transactions	—	—	314.3
Initial funds withheld balance	—	—	314.3
See accompanying notes.
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SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

1. Description of Business
Symetra Life Insurance Company (the Company) is a stock life insurance company domiciled in the state of Iowa, and a wholly-owned subsidiary of Symetra Financial Corporation (the Parent), a Delaware Corporation. The Company has three wholly-owned subsidiaries: Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation. The Company's parent is a wholly-owned subsidiary of Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan.
The Company offers products and services that serve the retirement, employment-based benefits, and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, financial professionals, independent agents, and benefits consultants in 49 states and the District of Columbia. The Company’s principal product lines include:

Retirement	Benefits	Individual Life
Fixed deferred annuities	Medical stop-loss insurance	Term life insurance
Fixed indexed annuities (FIA)	Group life insurance	Universal life (UL) insurance
Registered index-linked annuities (RILA)	Disability income (DI) insurance	Indexed universal life (IUL) insurance
Single premium immediate annuities (SPIA)	Short-term disability (STD)	Variable universal life (VUL) insurance
	Long-term disability (LTD)	Bank-owned life insurance (BOLI)
Absence management
Group voluntary benefits
The Company also services a block of in-force income annuities that has been fully reinsured since 2018 and includes all of the Company's structured settlement annuities. Refer to Note 7 for further discussion.
2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services (the Department). Companies domiciled in the state of Iowa prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.
Under Iowa Bulletin 07-06, the Department allows insurance companies with approval from the commissioner to use other than market value for assets held in a separate account where general account guarantees are present. The Company, with explicit permission from the Department, is permitted to account for the separate account assets related to its BOLI and RILA business at other than market value. The assets of the BOLI and RILA separate accounts primarily include bonds and commercial mortgage loans that are accounted for in accordance with the guidance otherwise applicable to these assets. Therefore, there is no impact to net income or surplus.
Under Iowa Bulletin 06-01, the Department allows insurance companies to record the change in the fair value of derivative instruments used to economically hedge indexed products in income, consistent with how the change in indexed product reserves is recorded. The Company uses this election for its IUL and RILA products. This election has no net impact on surplus.
Under Iowa Administrative Code (IAC) 191-97, the Department allows companies to account for eligible derivative assets using the amortized cost method if the company can demonstrate that they meet the criteria for an economic hedge. Furthermore, IAC 191-97 also prescribes the use of a reserve calculation methodology for indexed annuity products that only reflects credited interest on reserves at the conclusion of the index term based on actual index performance. The Company uses this election for its FIA products.
The Company has received explicit permission from the Department to record the change in fair value of equity and equity-type investments held in segregated portfolios related to investments supporting two reinsurance transactions through the statements of operations instead of surplus. The segregated portfolios include investments supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction in 2018 and another related to investments supporting a block of FIA and fixed deferred annuities in connection with the Deferred Annuity New Business Reinsurance Transaction in 2022. The change in the fair value of these assets is settled with the reinsurers quarterly in accordance with the reinsurance agreements.
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SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The state of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC statutory accounting principles (SAP) related to the admission of a variable funding note as capital and surplus. Symetra Reinsurance Corporation (SRC), a wholly-owned subsidiary of the Company, is entitled to admit as an asset, the value of a variable funding note associated with a reinsurance agreement with the Company. There was no impact to net income. If SRC had not used this prescribed practice, the result would not have triggered a regulatory event at the Company. SRC's statutory surplus under the prescribed practice from the state of Iowa was $41.9 and $42.0 as of December 31, 2023 and 2022. SRC's statutory deficit would have been $33.0 and $30.5 as of December 31, 2023 and 2022 under the SAP.
The impact of the practices described above are summarized as follows:

	For the Year Ended December 31,
	2023	2022	2021
Net income (loss) – Iowa basis	$91.6	$84.5	$136.8
State prescribed practices:
Iowa Bulletin 06-01	(36.6)	50.7	(9.8)
IAC 191-97 – options	13.2	3.5	(9.0)
IAC 191-97 – reserves	(250.5)	146.4	(5.7)
State permitted practices:
Equity-type investments	(34.3)	59.0	(52.7)
Net income (loss) – NAIC basis	$(216.6)	$344.1	$59.6

	As of December 31,
	2023	2022
Statutory surplus – Iowa basis	$2,269.0	$2,493.6
State prescribed practices:
Variable funding note	(74.9)	(72.6)
IAC 191-97 – options	(2.2)	(2.0)
IAC 191-97 – reserves	(290.8)	(40.3)
Statutory surplus – NAIC basis	$1,901.1	$2,378.7
The preparation of financial statements in conformity with SAP requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates include those used to determine the following: policy and contract liabilities; the identification and measurement of other-than-temporary impairments (OTTI) of investments; and the admissibility of deferred tax assets (DTAs). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.
Certain reclassifications have been made to prior year financial information to conform to the current period presentation.
Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Below is a description of the Company’s significant accounting policies, including the significant variances from GAAP. In 2016, the Company's Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). In addition to the differences described, the Company's GAAP-basis financial results are also affected by the application of PGAAP, which results in further differences between GAAP and Statutory-basis accounting.
Accounting Pronouncements Newly Adopted
Revisions to SSAP No. 86, Derivatives
In 2022, the NAIC revised SSAP No. 86, Derivatives, to be consistent with what is permitted under GAAP regarding certain types of effective hedging relationships as a result of the Financial Accounting Standards Board's (FASB) issuance of Accounting Standard Update (ASU) 2017-12: Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities. The revisions are classified as new SAP concepts on assessing hedge effectiveness, as well as new guidance on permitted excluded components and the appropriate measurement for those excluded items. The revisions were effective January 1, 2023, with early application permitted.

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SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company adopted this standard prospectively on January 1, 2023. Upon adoption, the Company updated its internal processes and controls to ensure compliance with the revised standards. The adoption did not have an impact on the financial statements.
Statutory Ref No. 2022-17 Interest Income Disclosure
In 2023, the NAIC adopted revisions to Statement of Statutory Accounting Principles (SSAP) No. 34, Investment Income Due and Accrued, to add additional disclosures to data capture the gross, nonadmitted and admitted amounts for interest income due and accrued, and to reflect the cumulative amount of paid-in-kind (PIK) interest income included in the current principal balance. The Company adopted the revisions as of December 31, 2023 and updated its internal processes and controls to ensure compliance with the revised SSAP. The adoption did not have a material impact on the Company's financial statements or the disclosures herein.
Statutory Ref No. 2023-23 Residuals in Preferred Stock and Common Stock Structures
In 2023, the NAIC adopted revisions to SSAP No. 30R, Unaffiliated Common Stock, and SSAP No. 32R, Preferred Stock, in order to clarify that investments in common stock and preferred stock structures that are in substance residual interests shall be reported separately from common and preferred stock as residual interests. The revisions were effective and the Company adopted the revisions as of December 31, 2023 and updated its internal processes and controls to ensure compliance with the revised SSAPs. The adoption did not have a material impact on the Company's financial statements or the disclosures herein.
Statutory Ref No. 2022-19 Negative IMR
In 2023, the NAIC adopted interpretation (INT) 23-01 which provides a temporary, optional INT to allow reporting entities with risk-based capital (RBC) greater than 300%, after certain adjustments, admittance of net negative or disallowed interest maintenance reserve (IMR) up to 10% of the reporting entity’s adjusted general account capital and surplus. The INT includes specific guidance regarding restrictions as to what should be included in or excluded from the IMR and calculations, specific guidance for general account versus separate accounts, as well as specific reporting and disclosure requirements. INT 23-01 is effective until December 31, 2025 and will be automatically nullified on January 1, 2026, but the effective date can be adjusted in response to regulatory actions to establish statutory accounting guidance specific to net negative or disallowed IMR.
The Company does not have negative IMR as of December 31, 2023. The Company has not yet elected to apply the optional INT, but is permitted to do so until January 1, 2026. The Company would evaluate the impact of the election on its policies, processes, and applicable systems and make a determination if IMR becomes net negative.
Accounting Pronouncements Not Yet Adopted
Statutory Ref No. 2019-21 Bond Definition
In 2023, the NAIC adopted revisions to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-Backed and Structured Securities, for the principles-based bond definition and the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. The revisions are effective January 1, 2025.
The Company is currently evaluating the impact of the revised SSAPs and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions effective January 1, 2025.
Statutory Ref No. 2023-17 Short-Term Investments
In 2023, the NAIC adopted revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts, and Short-Term Investments. The adopted revisions further restrict the investments that are permitted to be reported as cash equivalent and short-term investments. The revisions are effective January 1, 2025.
The Company is currently evaluating the impact of the revised SSAP and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions effective January 1, 2025.
Recognition of Premiums and Annuity Considerations
Premiums for UL policies and annuity considerations with mortality and morbidity risk are recognized as revenue when received. Premiums for traditional individual life policies are recognized annually on the policy anniversary, consistent with the statutory reserving process. Amounts received under deposit-type contracts with no life contingencies, including guaranteed interest and certain group annuity contracts, are recorded as liabilities when received.
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SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Premiums for medical stop-loss policies, group life and DI policies, and absence management and group voluntary benefits policies are recognized when due. Certain types of these policies have retrospective rating features that require premium to be paid or refunded based on claims experience. The Company records its estimate for retrospective premiums in accordance with the terms of each contract as an adjustment to earned premium. The following table presents the amount of net premiums subject to retrospective rating features, and its percentage of total net premiums written on the Company's group health business:

	For the Year Ended December 31,
	2023		2022		2021
	Amount	%	Amount	%	Amount	%
Net premiums subject to retrospective rating features	$90.3	17.0%	$101.6	18.6%	$94.0	19.5%
Approximately 46% of 2023 premiums were from fixed deferred annuities and FIA, 11% were from RILA, 18% were from UL, and 12% were from group life and DI. No other products represented more than 10% of premiums. Two financial institutions accounted for approximately 48% of the Company’s total fixed deferred annuity, FIA, and RILA sales for the year ended December 31, 2023. Fixed deferred annuity and FIA sales represent premiums on new policies, net of first year policy lapses and/or surrenders.
Under GAAP, amounts received for UL policies and annuity contracts are reflected as liabilities rather than revenue when received, while traditional individual life premiums are recognized as revenue and considered earned when due.
Policy Acquisition Costs
The costs of acquiring and renewing policies are expensed when incurred.
Under GAAP, the Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs, and the portion of salaries and benefits directly related to processing successful new and renewal contracts. The Company amortizes acquisition costs over the lives of the contracts or policies. Additionally, in conjunction with the Merger, the Company recorded an asset that represented the right to receive future gross profits from cash flows and earnings of the Company's existing business, or value of business acquired (VOBA). The Company amortizes VOBA in the same manner as policy acquisition costs.
Investments
Bonds, Preferred Stocks, and Common Stocks
The Company carries bonds at amortized cost, using the constant yield method of amortization. Loan-backed securities, including mortgage-backed securities, are stated at amortized cost, and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are based on current interest rates and the economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and estimated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security (i.e. the retrospective method). For commercial mortgage-backed interest-only securities, the effective yield is adjusted prospectively for any changes in estimated cash flows. The Company includes any resulting adjustment in net investment income in the current period. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.
All bonds in or near default, which have a NAIC designation of 6, are carried at the lower of amortized cost or fair value.
Redeemable preferred stocks which have characteristics of debt securities and are rated as medium quality or better (NAIC designations 1 to 3) are reported at cost or amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks, which have characteristics of equity securities are reported at the lower of currently effective call price or fair value.
For those bonds and preferred stocks reported at fair value, the related change in net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes.
Unaffiliated common stocks are reported at fair value and the related net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes. Federal Home Loan Bank of Des Moines common stocks are reported at cost, which is presumed to be fair value.
Under GAAP, the Company classifies its investments in fixed maturities (bonds and redeemable preferred stocks) as either available-for-sale or trading securities and carries them at fair value. For available-for-sale securities, unrealized gains (losses)
10

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
are recorded directly to accumulated other comprehensive income (AOCI), net of related deferred acquisition costs (DAC), VOBA, deferred sales inducements (DSI) adjustments, and deferred income taxes. Changes in the fair value of trading securities are reported as realized gains (losses). The Company carries marketable equity securities (common stock) at fair value with changes in fair value reported as realized gains (losses).
The Company’s investments in its insurance subsidiaries are included in affiliated common stocks and are carried at their underlying statutory equity, which was $257.8 and $234.2 as of December 31, 2023 and 2022, respectively. Changes in the carrying value of subsidiaries are recorded directly to unassigned funds (surplus). The Company owns no shares, either directly or indirectly, of the Parent. Under GAAP, the accounts and operations of the subsidiaries are consolidated.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Interest income for bonds is recognized using the effective yield method. When the collectability of interest income for bonds is considered doubtful, any accrued but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.
Investments are considered to be impaired when a decline in fair value below a security’s amortized cost is determined to be other-than-temporary. The Company’s review of investment securities for OTTI includes both quantitative and qualitative criteria, and for loan-backed and structured securities, may include identification of the portion related to credit losses. See Note 3 for additional discussion about the Company’s process for identifying and recording OTTI.
Under GAAP, a fixed maturity with fair value below its amortized cost but is not intended to be sold, is evaluated to determine whether the decline in fair value has resulted from an expected credit loss or other factors (such as market interest rates). The amount of the expected credit loss equals the difference between amortized cost and recovery value of the security, and is limited by the amount that the fair value is less than the amortized cost basis. The expected credit loss is recorded as an allowance, with the initial recognition and subsequent changes recognized in earnings as a realized loss. Amounts determined uncollectible are written off as a reduction to the amortized cost and removed from the allowance. Any remaining non-credit related unrealized loss is recorded in AOCI.
Mortgage Loans
The Company carries mortgage loans on real estate at outstanding principal balances less any recognized impairment. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized investment loss.
The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. Accrued interest income that is over 180 days past due and collectible is reported as a nonadmitted asset. Interest income on non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, is recognized upon receipt. Loan origination fees are recorded in income upon receipt and origination costs are expensed when incurred.
Under GAAP, a majority of mortgage loans are carried at outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for expected credit losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Mortgage loans supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction (Note 7) are measured at fair value, with changes in fair value recorded in earnings as realized gains (losses).
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents consist of cash on deposit and bonds used to facilitate liquidity needs. Cash and cash equivalents are carried at cost, which approximates fair value, and are consistent with GAAP. As of December 31, 2023 and 2022, $1,247.4, or 96.4%, and $566.5, or 96.8%, respectively, of total cash was held at one highly rated financial institution.
Short-term investments consist of bonds and other highly liquid investments such as short-term intercompany loans. Short-term bonds are recorded in the same manner as similar long-term investments, and are consistent with GAAP. Short-term intercompany loans are carried at the unpaid principal balance plus accrued interest, and are consistent with GAAP. See Note 13 for further discussion.
Derivatives
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and cross currency swaps.
11

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The accounting for changes in the fair value of derivative instruments depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. If a derivative instrument does not qualify or is not designated for hedge accounting, it is recognized at fair value with the changes in its fair value recorded as unrealized gains or losses in surplus.
Cross currency swaps and the majority of our interest rate swaps qualify and are designated for hedge accounting and are recognized at amortized cost in the balance sheets. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income. Net realized capital gains (losses) are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item, and when subject to the IMR, are transferred to the IMR, net of taxes.
Pursuant to the accounting elections discussed above, the index options for FIA products are accounted for using the amortized cost method, under which the cost is amortized through investment income on the statements of operations. When the options mature, any value received by the Company is reflected as net investment income. Index options for IUL and RILA products are recorded at fair value, with changes in fair value recorded in capital realized gains (losses) on the statements of operations. Other derivatives that do not qualify or are not designated for hedge accounting are recognized at fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned funds on the balance sheets.
The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 22 years.
Under GAAP, derivative instruments are recorded at fair value, and changes in the fair value of derivative instruments are reported through earnings unless they qualify and are designated for hedge accounting. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of AOCI and reclassified into net income in the same period during which the hedged transaction affects net income.
Other Invested Assets
Other invested assets consist primarily of investments in alternative investments and tax credit investments. Tax credit investments are limited partnerships that are established to fund low-income housing projects and other qualifying purposes, where the primary return on investment is in the form of income tax credits.
Alternative investments consist of hedge funds primarily held in a segregated portfolio supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction, and they are reported at net asset value (NAV) as a practical expedient to fair value. Pursuant to the permitted practice from the Department related to equity and equity-type investments discussed above, the changes in fair value of those alternative investments are recorded in net realized gains (losses) on the statements of operations.
Under GAAP, alternative investments are recorded at fair value. Changes in the fair value of these investments are recorded in net realized gains (losses) on the consolidated statements of income (loss). The Company elected the fair value option for these investments, regardless of ownership percentage, to standardize the related accounting and reporting.
Tax credit investments primarily consist of low-income housing tax credits (LIHTC) investments. These investments are initially recorded at the present value of all expected contributions, which are considered unconditional and legally binding. Amortization of LIHTC investments is based on the proportion of tax benefits received in the current year to total estimated tax benefits to be allocated to the Company. Write downs for these investments are recorded when the carrying value of the investment exceeds the present value of remaining benefits and it has been determined that future tax benefits will not be received as expected. Write downs are recorded in net realized capital gains (losses).
Under GAAP, tax credit investments are accounted for under the equity method. Typically, the investment is written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in net realized gains (losses).
Net Realized Capital Gains (Losses)
Net realized capital gains (losses) are determined on a specific-identification basis.
Nonadmitted Assets
Certain assets designated as nonadmitted and other assets not specifically identified as an admitted asset are excluded from the balance sheets and are charged directly to unassigned funds. Nonadmitted assets are composed principally of certain uncollected premiums and agents’ balances, DTAs, accounts and notes receivable, and other assets. Under GAAP, such assets are included in the balance sheets to the extent the assets are recoverable.
12

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Reinsurance
The Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts. For modified coinsurance agreements, the Company retains the assets and reserves of the underlying business on the balance sheets. The net impact from activity related to modified coinsurance agreements is shown on the reserve adjustment on reinsurance ceded on the statements of operations. For coinsurance with funds withheld agreements, the Company takes a reserve credit for reserves ceded and retains the assets on its balance sheets. A funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the funds withheld liability on the balance sheets.
Initial gains on reinsurance of existing in-force blocks of business are recorded as an increase to surplus, net of federal income tax. This increase to surplus is amortized into income, net of tax, as profits are recognized on the underlying business.
Under GAAP, future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. Certain reinsurance contracts meeting risk transfer requirements under SAP have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP. For modified coinsurance agreements that do not qualify for reinsurance accounting under GAAP, the Company establishes a deposit asset, representing ceded reserves, and funds withheld liability, representing the assets supporting ceded reserves. The Company also recognizes an embedded derivative related to the funds withheld assets.
Refer to Note 7 for further discussion.
Benefit Reserves
Aggregate reserves for payment of future life, health, and annuity benefits are based on published tables in accordance with applicable actuarial standards. The reserves are at least as great as the minimum aggregate amounts required by the Department. Liabilities related to other policyholders' funds left on deposit are equal to the account balances. Surrender values on policies do not exceed the corresponding benefit reserves.
Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in-force. For substandard lives, either extra premium is charged or the gross premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year. The Company does not use anticipated investment income as a factor in its premium deficiency calculation.
Tabular interest, tabular reserves less actual reserves released, and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies for each valuation rate of interest are calculated as the change in reserves minus premiums plus benefits.
The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any premium beyond the date of death.
Reserves for deposit-type contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are equal to deposits received and interest credited to the benefit of the contract holders, less surrenders or withdrawals that represent a return to the contract holders.
Aggregate reserves on group life and accident and health policies represent the estimated ultimate net cost of all reported and unreported claims at the balance sheet date. For group long-term disability and group life premium waiver, the liabilities for losses and loss/claim adjustment expense on reported claims are classified as Disabled Life Reserves (DLR); these reserves are calculated on a seriatim basis using tabular methods and discounted for interest, with assumptions reviewed on an annual basis. The remaining aggregate reserves on these group benefit products are for unreported claims and are classified as incurred but not reported (IBNR); these reserves are calculated using a blend of completion factors and loss ratio assumptions. Assumptions and adequacy are reviewed quarterly.
Under GAAP, policy reserves are calculated based on estimated expected experience or actual account balances. For traditional individual life policies, policy reserves are estimated as the present value of expected future policy benefits less future net premiums. For group long-term disability and group life premium waiver policies, policy reserves are calculated consistent with the method described above under SAP but with assumptions appropriate for GAAP. Liabilities for fixed deferred annuity contracts, and the fixed account portion of FIA, RILA and UL policies are equal to the account value without regard to any surrender fees. The liability for the indexed account portions of contracts with indexed or index-linked features (indexed products) represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index
13

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
credits on these contracts and policies. The embedded derivatives are recorded at fair value. Indexed products include FIA, RILA, and Indexed UL.
Policy and Contract Claims
Claims reserves on life, and accident and health policies represent the estimated ultimate cost of all reported and unreported claims, net of reinsurance, as of the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. For medical stop-loss, group life and DI policies, and absence management and group voluntary benefits policies, the reserves are for unreported claims and are classified as IBNR and calculated as described above.
Under GAAP, the liability for pending claims for UL policies, including BOLI and variable corporate owned life insurance (COLI) products, equals the net amount at risk, which is the face amount of the policy, less the account value. The IBNR claim liability does not include a provision for adverse deviation.
Asset Valuation Reserve
The asset valuation reserve (AVR) provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate potential credit-related losses on invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.
Interest Maintenance Reserve
The IMR defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal or interest-related impairment of bonds. These deferrals are based on a formula prescribed by the NAIC and are amortized into income over the approximate remaining life of the investment sold or impaired, using the grouped method. Realized interest-related gains or losses that arise from the sale of investments required to provide cash flow to meet "excess withdrawal activity" are excluded from the IMR. Under GAAP, realized investment gains (losses) from sales and impairments are reported in earnings in the period in which the assets are sold, and no such reserve is recorded.
Federal Income Taxes
The Company is included as a member of a consolidated federal income tax return group under the Parent. The method of allocation of current income taxes between the affiliates is subject to a written agreement approved by each respective company’s board of directors. Income tax expense is allocated to those entities within the group as if each individual entity filed a separate return. Current tax credits are determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.
Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility, gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted subject to admissibility tests. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.
Under GAAP, DTAs are recognized only to the extent that it is more likely than not they will be realized. A valuation allowance is established when DTAs cannot be recognized. Changes in deferred taxes are reported in earnings or as a component of AOCI. Refer to Note 11 for further discussion.
Separate Accounts
Separate account assets represent segregated funds administered and invested for the exclusive benefit of policyholders. For variable separate account products, the assets of these separate accounts consist of designated underlying funds and are reported at fair value. Investment risks associated with fair value changes are borne by the policyholders. Separate account liabilities represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The separate account assets are not subject to liabilities arising out of any other business the Company may conduct.
The Company also administers separate accounts for BOLI policyholders. The assets of these accounts include bonds and mortgage loans. Pursuant to the accounting elections discussed above, bonds are held at amortized cost and mortgage loans are held at outstanding principal loan balance less any recognized impairment. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company’s other business activities. The liabilities of these
14

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with the policyholders.
The Company also administers separate accounts relating to index-linked funds for RILA policyholders. The assets of these accounts include bonds (and bond-like securitizations), mortgage loans, common stock, and derivatives. Pursuant to the accounting elections discussed above, bonds are held at amortized cost, mortgage loans are held at outstanding principal loan balance less any recognized impairment, and common stock and derivatives are carried at fair value. Changes in fair value of index options are reported as net realized capital gains (losses) and as a change in surplus for all other derivative types. Except for contracts issued in Texas, Alaska, and Washington, these assets are not legally segregated and are subject to claims that arise out of the Company's other business activities. The liabilities of these separate accounts represent reserves established to equal the policyholder cash surrender value on index-linked funds.
The operations of all separate accounts, excluding investment gains (losses) allocatable solely to the policyholders, are combined with the general account of the Company on the statements of operations under the appropriate captions. Transactions such as premium deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.
For variable universal life contracts, the Company offers a secondary guarantee that the policy remains in force even if the policy account value is below zero. For variable annuity contracts with guaranteed minimum death benefits (GMDB), the Company contractually guarantees death benefits that may exceed a policyholder's account balance. The Company reinsures most of the GMDB risk on its variable annuity contracts.
Under GAAP, separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Investment activity accrues directly to the policyholders and are not included in the Company’s revenue. Assets and liabilities associated with BOLI policies and RILA contracts do not qualify for separate account treatment under GAAP, as the Company retains the investment risk.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2023, and the accounting and disclosure requirements related to subsequent events are included in the financial statements. Management has assessed material subsequent events through March 26, 2024, the date the financial statements were available to be issued.
Reconciliation of Statutory-Basis Amounts to GAAP-Basis Amounts
The following tables present a reconciliation of net income and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP:

	Net Income (Loss)
	For the Year Ended December 31,
	2023	2022	2021
Statutory-basis net income (loss), as reported	$91.6	$84.5	$136.8
Add (deduct) adjustments:
Investments	(1,195.1)	321.7	(610.8)
Reserves	644.7	(78.6)	667.9
Policy acquisition costs and VOBA	195.7	142.6	114.8
Goodwill	(56.3)	(56.3)	(56.3)
Other intangible assets	(69.6)	(69.6)	(70.5)
Federal income taxes	197.5	(45.8)	(18.7)
Federal income taxes on net capital gains	(7.2)	(30.8)	(114.7)
Other	21.6	37.1	27.2
Total adjustments	(268.7)	220.3	(61.1)
GAAP-basis net income (loss)	$(177.1)	$304.8	$75.7
15

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Total Capital and Surplus
	As of December 31,
	2023	2022
Statutory-basis total capital and surplus, as reported	$2,269.0	$2,493.6
Add (deduct) adjustments:
Investments	(527.5)	(2,005.0)
Reserves	7,409.8	3,325.2
Policy acquisition costs and VOBA	1,846.2	1,834.0
Goodwill	337.8	394.1
Other intangible assets	791.5	861.1
Federal income taxes	82.5	133.4
Non-admitted assets	267.2	207.6
Reinsurance liabilities	1,194.1	1,087.8
Funds held under coinsurance agreements	(10,901.8)	(6,105.6)
Other	5.3	48.6
Total adjustments	505.1	(218.8)
GAAP-basis shareholder's equity	$2,774.1	$2,274.8
Accounting Changes and Correction of Errors
Accounting Changes
In 2023, the Company elected to record the realized capital gains (losses) on terminations or maturities of derivative assets under IAC 191-97 in net investment income. Prior to this election, the realized gains (losses) on terminations or maturities of these derivative assets were reported as realized capital gains (losses) in the statement of operations. This change aligns the reporting of amortization and any realized gains (losses) on such terminations or maturities within net investment income on the statement of operations. This election has no impact to net income or surplus.
Correction of Errors
The Company recorded error corrections through aggregate write-ins for gains and losses in surplus totaling $2.8, $8.5, and $16.1 for the years ended December 31, 2023, 2022, and 2021, respectively.
16

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
3. Investments
The book/adjusted carrying value and fair value of investments in bonds, preferred stocks, and common stocks are as follows:

	As of December 31, 2023
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$968.4	$5.4	$(6.5)	$967.3
Foreign governments and agencies	69.1	—	(11.7)	57.4
States, territories, and possessions	4.6	—	(0.1)	4.5
Political subdivisions	48.2	0.1	(3.2)	45.1
Special revenue and assessments	559.2	2.1	(39.5)	521.8
Industrial and miscellaneous	19,170.5	229.4	(1,161.6)	18,238.3
Hybrid securities	322.4	1.4	(22.2)	301.6
Collateralized loan obligations:
Industrial and miscellaneous	7,258.3	7.8	(93.8)	7,172.3
Mortgage- and asset-backed securities:
U.S. government and agencies	34.7	0.1	(2.2)	32.6
Special revenue and assessments	183.4	1.0	(32.0)	152.4
Industrial and miscellaneous	3,364.8	20.8	(173.8)	3,211.8
Total bonds	31,983.6	268.1	(1,546.6)	30,705.1
Preferred stocks	106.4	—	(7.1)	99.3
Unaffiliated common stocks	359.7	7.7	(3.1)	364.3
Total	$32,449.7	$275.8	$(1,556.8)	$31,168.7

	As of December 31, 2022
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$623.9	$0.2	$(8.5)	$615.6
Foreign governments and agencies	83.8	—	(14.2)	69.6
States, territories, and possessions	6.0	—	(0.2)	5.8
Political subdivisions	54.2	—	(6.1)	48.1
Special revenue and assessments	592.9	0.5	(60.1)	533.3
Industrial and miscellaneous	19,069.6	73.0	(1,754.1)	17,388.5
Hybrid securities	317.5	1.4	(28.2)	290.7
Collateralized loan obligations:
Industrial and miscellaneous	7,170.7	0.4	(320.1)	6,851.0
Mortgage- and asset-backed securities:
U.S. government and agencies	41.7	0.2	(3.0)	38.9
Special revenue and assessments	196.6	0.8	(35.9)	161.5
Industrial and miscellaneous	2,807.1	3.3	(256.7)	2,553.7
Total bonds	30,964.0	79.8	(2,487.1)	28,556.7
Preferred stocks	93.1	—	(8.7)	84.4
Unaffiliated common stocks	419.9	3.2	(20.8)	402.3
Total	$31,477.0	$83.0	$(2,516.6)	$29,043.4

17

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company maintains a diversified investment portfolio. The following table presents the composition of the Company's bonds, preferred stocks, and common stocks by sector:

	As of December 31,
	2023		2022
	Fair Value	% of Total	Fair Value	% of Total
Financials	$13,906.9	44.6%	$12,289.6	42.3%
Industrials	2,355.5	7.6	2,462.6	8.5
Utilities	2,302.8	7.4	2,000.9	6.9
Consumer staples	1,983.4	6.4	2,015.2	6.9
Consumer discretionary	1,975.2	6.3	1,757.4	6.1
Energy	1,761.8	5.7	1,994.9	6.9
Health care	1,607.8	5.2	1,636.7	5.6
Communications	1,370.2	4.4	1,450.0	5.0
Other	3,905.1	12.4	3,436.1	11.8
Total	$31,168.7	100.0%	29,043.4	100.0%
The following table summarizes the contractual years to maturity of bonds as of December 31, 2023. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Book/ Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$1,789.9	$1,771.2
Over one through five	12,021.9	12,030.7
Over five through ten	3,124.3	2,804.9
Over ten	4,206.3	3,529.2
Total with contractual maturity dates	21,142.4	20,136.0
Collateralized loan obligations	7,258.3	7,172.3
Mortgage- and asset-backed securities	3,582.9	3,396.8
Total bonds	$31,983.6	$30,705.1
The following table summarizes the Company’s net investment income:

	For the Year Ended December 31,
	2023	2022	2021
Income:
Bonds	$1,499.7	$1,176.9	$1,095.2
Preferred and common stocks	25.7	19.7	16.2
Mortgage loans	338.4	322.3	312.4
Derivatives (1)	(120.3)	(215.9)	(179.5)
Limited partnerships	(5.1)	(7.4)	(20.7)
Cash, cash equivalents, and short-term investments	113.5	10.7	0.7
Other	3.6	3.6	5.0
Total investment income	1,855.5	1,309.9	1,229.3
Investment expenses	(98.3)	(69.2)	(61.0)
Net investment income	$1,757.2	$1,240.7	$1,168.3
____________________
(1)For the years ended 2023, 2022 and 2021, the balance included $(260.3), $(225.9), and $(211.9), respectively, of amortization of option costs under IAC 191-97. Refer to Note 2 for further discussion.
For the years ended December 31, 2023, 2022, and 2021, respectively, the Company sold, redeemed, or otherwise disposed of 10, 65, and 161 securities as a result of a callable feature, resulting in $0.2, $21.9, and $110.4 of investment income generated from a prepayment penalty and/or acceleration fee.
18

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table summarizes the realized capital gains (losses) from investment sales, dispositions, and write downs:

	For the Year Ended December 31,
	2023	2022	2021
Bonds	$(138.0)	$(139.7)	$79.9
Preferred and common stocks (1)	32.5	14.5	13.2
Derivatives and other invested assets	87.0	29.2	567.2
Realized capital gains (losses) before federal income taxes and transfer from IMR	(18.5)	(96.0)	660.3
Federal income tax benefit (expense)	19.7	(9.6)	(133.5)
Amount transferred to the IMR	101.3	78.8	(71.0)
Net realized capital gains (losses)	$102.5	$(26.8)	$455.8
____________________
(1)Includes $0.0, $0.0, and $0.0 of losses related to OTTI for the years ended December 31, 2023, 2022, and 2021, respectively.
The following table presents the proceeds from sales of bonds (excluding call and maturity proceeds), and the gross gains and losses realized on those sales:

	For the Year Ended December 31,
	2023	2022	2021
Proceeds from sales of bonds	$5,079.9	$2,743.2	$2,215.7
Gross gains	28.8	49.7	124.1
Gross losses	(137.1)	(121.3)	(22.1)
Unrealized Losses and OTTI
The following tables summarize gross unrealized losses and fair values of the Company’s bonds, preferred stocks, and unaffiliated common stocks, presented by length of time that individual securities have been in a continuous loss position:

	As of December 31, 2023
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$24.3	$(0.1)	6	$85.2	$(6.4)	7
Foreign governments and agencies	1.3	—	1	56.2	(11.7)	5
States, territories, and possessions	—	—	—	4.5	(0.1)	1
Political subdivision	12.0	(0.2)	1	31.6	(3.0)	9
Special revenue and assessments	14.5	(0.1)	4	447.4	(39.4)	69
Industrial and miscellaneous	950.0	(11.4)	197	12,060.2	(1,150.2)	1,508
Hybrid securities	81.0	(2.9)	12	189.1	(19.3)	18
Collateralized loan obligation	639.4	(2.3)	59	4,676.5	(91.5)	438
Mortgage and asset-backed securities	394.6	(6.1)	62	1,762.4	(201.9)	241
Total bonds	2,117.1	(23.1)	342	19,313.1	(1,523.5)	2,296
Preferred stocks	—	—	—	62.5	(7.1)	5
Unaffiliated common stocks	72.1	(2.8)	14	9.0	(0.3)	6
Total	$2,189.1	$(25.9)	356	$19,384.6	$(1,530.9)	2,307
19

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2022
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$405.4	$(8.5)	16	$—	$—	—
Foreign governments and agencies	45.9	(3.7)	4	22.4	(10.5)	3
States, territories, and possessions	5.8	(0.2)	1	—	—	—
Political subdivision	31.1	(3.4)	9	16.9	(2.7)	2
Special revenue and assessments	495.5	(59.5)	85	—	(0.6)	1
Industrial and miscellaneous	14,298.2	(1,283.2)	1,743	1,607.8	(470.9)	359
Hybrid securities	211.4	(17.7)	22	50.6	(10.5)	5
Collateralized loan obligation	4,546.1	(193.1)	355	2,290.8	(127.0)	259
Mortgage- and asset-backed securities	1,846.7	(156.1)	237	646.1	(139.5)	85
Total bonds	21,886.1	(1,725.4)	2,472	4,634.6	(761.7)	714
Preferred stocks	—	—	—	36.6	(8.7)	2
Unaffiliated common stocks	225.0	(20.8)	10	—	—	2
Total	$22,111.1	$(1,746.2)	2,482	$4,671.2	$(770.4)	718
The Company reviewed its investments with unrealized losses as of December 31, 2023 and 2022 in accordance with its impairment policy. The Company’s evaluation determined, after the recognition of OTTI, that the remaining declines in fair value were temporary and the Company did not intend to sell these securities at an amount below the carrying value prior to maturity (or recovery). For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis.
The Company uses both quantitative and qualitative criteria to review all securities in its holdings. Based on the Company's experience, investments with amortized cost exceeding estimated fair value by less than 20% do not typically represent a significant risk of impairment under normal market conditions. For those with amortized cost exceeding estimated fair value by over 20% and those that were downgraded by a rating agency, the Company compares the security's implied credit spread to the benchmark spread for bonds with significant credit risk. If the security's spread exceeds the defined tolerance compared to this benchmark, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary impaired by considering, among other factors, the following:
•Extent of downgrades of the security by a rating agency;
•Extent and duration of the decline in fair value below cost or amortized cost;
•Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;
•Changes in the financial condition of the security’s underlying collateral;
•Nonpayment of scheduled interest, or the reduction or elimination of dividends; and
•Other indications that a credit loss has occurred.
For bonds and preferred stocks, the Company concludes an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications, and the Company's liquidity needs. For OTTI on bonds other than loan-backed and structured securities, an impairment loss equal to the difference between the bond’s carrying value and its fair value is recognized within the statements of operations.
Loan-backed and structured securities are considered other-than-temporarily impaired when the Company has concluded it does not have the intent and ability to retain the security for sufficient time to recover the amortized cost basis, it intends to sell the security prior to maturity at an amount below the carrying value, or it does not expect to recover the entire amortized cost basis even if it has the intent and ability to hold.
When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, an impairment loss equal to the difference between the security's carrying value and its fair value is recognized within the statements of operations.
20

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold the security, an impairment loss equal to the difference between the security's carrying value and its estimated recovery value is recognized within the statements of operations. The estimated recovery value is calculated as the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI.
To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:
•Expected cash flows from the security;
•Creditworthiness;
•Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;
•Underlying collateral values, vintage year, and level of subordination;
•Geographical concentrations; and
•Susceptibility to prepayment due to changes in the interest rate environment.
The Company records OTTI charges on bonds, common stock, and preferred stock as net realized capital losses on the statements of operations. The largest write-downs were from investments in the following sectors:

	For the Year Ended December 31,
	2023		2022		2021
	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. government (1)	$16.5	79.4%	$12.5	40.2%	$8.6	98.9%
Industrials	2.1	9.9%	1.6	5.1	—	—
Consumer discretionary	1.1	5.4%	8.9	28.6	—	—
Financials	0.8	4.0%	2.7	8.7	—	—
Utilities	—	—%	2.1	6.8	—	—
Energy	—	—%	1.3	4.2	0.1	1.1
Communications	—	—%	1.0	3.2	—	—
Other	0.3	1.2%	1.0	3.2	—	—
Impairment losses recognized in earnings	$20.8	100.0%	$31.1	100.0%	$8.7	100.0%
____________________
(1)Impairments on U.S. Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
Based on NAIC ratings as of December 31, 2023 and 2022, the Company held below-investment-grade bonds with fair values of $1,173.9 and $994.4, respectively, and book/adjusted carrying values of $1,223.5 and $1,095.6, respectively. These holdings amounted to 3.8% and 3.5% of the Company’s investments in bonds at fair value as of December 31, 2023 and 2022, respectively.
Restricted Assets
The table below provides a summary of restricted assets at book/adjusted carrying value:

	As of December 31,
	2023			2022
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Restricted assets in connection with reinsurance transactions (1)	$13,420.7	25.2%	25.4%	$8,857.8	18.0%	18.0%
Federal Home Loan Bank of Des Moines (FHLB DM) capital stock	147.1	0.3	0.3	127.5	0.3	0.3
State deposits	6.9	—	—	6.9	—	—
Pledged collateral to FHLB DM	5,702.1	10.7	10.8	5,112.1	10.4	10.4
Other pledged collateral	184.6	0.3	0.3	193.7	0.4	0.4
Total restricted assets	$19,461.4	36.6%	36.8%	$14,298.0	29.1%	29.1%
____________________
(1)Includes bonds, stocks, mortgage loans, cash, and other assets contractually restricted to use related to the Company's reinsurance transactions.
21

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Funding Agreements with Federal Home Loan Bank of Des Moines
The Company is a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference between investment income earned and interest paid on the funding agreements. Maximum borrowing capacity varies based on a percentage of total assets, subject to availability of eligible collateral and internal authorization limits. Eligible collateral includes CMBS, RMBS, government or agency securities, and mortgage loans.
The table below presents amounts related to FHLB DM:

	As of December 31,
	2023	2022
Membership stock – Class B (1)	$10.0	$10.0
Activity stock	137.1	117.5
Total	$147.1	$127.5

Outstanding funding agreements (2)	$3,047.1	$2,937.8
Collateral held at FHLB DM, at carrying value (3)	5,702.1	5,112.1
Actual or estimated borrowing capacity as determined by the Company	4,230.8	3,930.3
____________________
(1)Class B membership stock is eligible for redemption in 6 months to less than 1 year.
(2)The outstanding funding agreements as of December 31, 2023 and 2022 represent the total reserves established, which was recorded in liability for deposit-type contracts on the balance sheets. The outstanding funding agreements as of December 31, 2023 and 2022 also represent the maximum amount outstanding during the years ended December 31, 2023 and 2022, respectively. The Company does not have any prepayment obligations related to the outstanding funding agreements.
(3)As of December 31, 2023 and 2022, the fair value of the Company's collateral held at FHLB DM was $5,288.0 and 4,648.3, respectively. The carrying value and fair value also represent the maximum amount pledged during the years ended December 31, 2023 and 2022, respectively.
Low-Income Housing Tax Credits
The Company held LIHTC investments of $81.3 and $55.0 as of December 31, 2023 and 2022, respectively. As of December 31, 2023, the Company had up to 14 remaining years of unexpired credits related to LIHTC investments. The Company's remaining required holding period for these investments was between 1 and 17 years as of December 31, 2023.
The Company recognized LIHTC tax credits of $4.1, $8.0, and $28.0 during the years ended December 31, 2023, 2022, and 2021, respectively. As of December 31, 2023, the Company had remaining commitments of $73.4 to its LIHTC investments. These properties are not currently subject to any regulatory review.
4. Mortgage Loans
The Company's mortgage loan portfolio is secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees and all mortgaged properties are inspected annually.
The Company's mortgage loan portfolio is diversified by geographic region, loan size, and scheduled maturity. As of December 31, 2023, the state with the largest concentration of the Company's mortgage loans was California, comprising 27.8% of total outstanding principal. Of the loans in California, 62.6% are related to properties located in Southern California.
The maximum and minimum lending rates for mortgage loans issued during 2023, were 8.8% and 4.3%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2022, were 6.8% and 2.6%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2021 were 4.8% and 2.6%, respectively.
Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property, and borrower analyses. The LTV and DSCR are used by the Company to determine the internal credit quality of mortgage loans. The LTV ratio compares the carrying value of the loan to the fair value of the underlying collateral. The DSCR compares a property's net operating income to its debt-service payments. Generally, a lower LTV ratio and higher DSCR indicate a higher quality loan. The Company updates each loan's LTV ratio every quarter based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
22

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The maximum LTV for any one loan was 70.0%, 70.0%, and 70.0% for loans funded during the years ended December 31, 2023, 2022, and 2021, respectively. The weighted average LTV ratio for the Company’s mortgage loan portfolio was 44.9% and 45.9% as of December 31, 2023 and 2022, respectively.
The following table sets forth the Company's mortgage loans by credit quality indicator:

	As of December 31, 2023			As of December 31, 2022
	DSCR			DSCR
LTV ratio	1.50x or Greater	Less Than 1.50x	Total	1.50x or Greater	Less Than 1.50x	Total
Less than 65%	$6,521.0	$660.8	$7,181.8	$6,139.9	$442.9	$6,582.8
Between 65% and 80%	277.1	320.6	597.7	250.7	196.8	447.5
Greater than 80%	—	47.4	47.4	1.7	68.4	70.1
Total commercial mortgage loans	$6,798.1	$1,028.8	7,826.9	$6,392.3	$708.1	$7,100.4
Other mortgage loans			24.0			25.0
Total			$7,850.9			$7,125.4
____________________

Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. As of December 31, 2023 and 2022, no outstanding loans were determined to be non-performing.
5. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities.
Derivative Exposures
The following tables present the notional amounts, carrying amounts, and fair values of the Company’s derivative assets and liabilities:

	As of December 31, 2023
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$2,358.3	$—	$—	$16.4	$127.1
Cross currency swaps	980.4	27.6	8.8	37.8	7.4
Treasury bond forwards	443.6	—	—	0.7	7.9
Treasury locks	141.0	—	—	—	2.3
Derivatives not designated as hedges:
Index options	11,632.4	227.8	3.3	420.7	4.6
Interest rate caps and floors	1,172.7	1.7	24.8	1.7	24.8
Futures	47.5	15.7	—	15.7	—
Total derivatives	$16,775.9	$272.8	$36.9	$493.0	$174.1
23

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2022
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$2,079.6	$—	$—	$—	$170.8
Cross currency swaps	688.8	53.7	0.8	82.7	0.1
Derivatives not designated as hedges:
Index Options	11,742.5	160.2	3.2	162.4	9.2
Interest rate caps and floors	1,172.7	3.1	33.8	3.1	33.8
Futures	13.8	2.6	0.3	2.6	0.3
Other (1)	3,300.0	0.1	—	0.1	—
Total derivatives	$18,997.4	$219.7	$38.1	$250.9	$214.2
_______________________
(1)Includes free-standing swaptions.
Interest Rate Swaps
The Company uses interest rate swaps as part of its interest rate risk management strategy. In an interest rate swap transaction, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate bonds, including investments in collateralized loan obligations, to fixed-rate bonds. These derivatives qualify and are designated as cash flow hedges.
Cross Currency Swaps
The Company uses cross currency swaps as part of its foreign currency risk management strategy to reduce foreign exchange rate risk with respect to the Company's investments denominated in foreign currencies. In a cross currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. These derivatives qualify and are designated as cash flow hedges.
Treasury Bond Forwards and Treasury Locks
The Company uses treasury bond forwards and treasury locks as part of its interest rate risk management strategy. In a bond forward, the Company agrees to buy or sell a bond at a fixed price on the maturity date. In a treasury lock, the Company agrees to make or receive a payment based upon the difference between the strike rate and current issuance rates. The Company primarily uses treasury bonds forwards and treasury locks to mitigate fluctuations in expected interest income. These derivatives qualify and are designated as cash flow hedges.
Equity Market Contracts – Indexed and Index-linked Products
The Company uses index call options and futures as part of its equity market risk management strategy. The Company offers indexed and index-linked products that permit the contract holder to allocate all or a portion of their account value to an indexed component that credits interest based on the performance of an index, subject to caps, floors, or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in index call options and futures according to the portfolio allocation decisions of the contract holders such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.
Interest Rate Caps and Floors
The Company uses interest rate caps and floors as part of its interest rate risk management strategy pertaining to floating-rate investments. The Company will generally take a long position using an interest rate floor to hedge against the risk of falling reference rates, and may choose to partially or fully finance such floor by taking a short position using an interest rate cap. When done in combination, the long floor and short cap combination is referred to as a collar. The collar provides protection against reference rates falling below the floor’s strike price, but also results in the Company forfeiting potential gains should the reference rates rise above the cap’s strike price. The Company does not designate these derivatives for hedge accounting.
24

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Collateral Arrangements
The Company’s derivative contracts are primarily non-centrally-cleared OTC instruments that are governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions. The CSA requires either party to post cash collateral or other financial assets in accordance with the net exposure from all derivative contracts between the parties. The amount of net exposure is the difference between the derivative contract's fair value and the fair value of the collateral held for the CSA with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts.
For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2023 and 2022, the Company posted initial margin of $41.3 and $40.4, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
In the balance sheets, the Company recognizes cash collateral received in cash, cash equivalents, and short-term investments and the obligation to return cash collateral as a liability. Non-cash collateral received is not recognized in the balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.
The following table presents the potential effect of netting arrangements on the Company's balance sheets:

	Fair Value	Financial Instruments (1)	Cash Collateral Received (2)	Net Amount	Securities Collateral (3)	Net Amount After Securities Collateral
December 31, 2023
Derivative assets	$493.0	$(174.1)	$(325.9)	$(7.0)	$(17.4)	$(24.4)
Derivative liabilities	174.1	(133.2)	—	40.9	(2.0)	38.9
December 31, 2022
Derivative assets	$250.9	$(214.2)	$(158.5)	$(121.8)	$(10.4)	$(132.2)
Derivative liabilities	214.2	(214.2)	—	—	—	—
____________________
(1)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the balance sheet.
(2)Amounts exclude excess of cash collateral received from the counterparty.
(3)Securities collateral received from counterparties is not reported on the balance sheets and may or may not be sold or re-pledged unless the counter party is in default. Amounts do not include excess of collateral pledged or received.
6. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values.
The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:
•    Level 1 – Unadjusted quoted prices in active markets for identical instruments.
•    Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations whose inputs are observable, and market corroborated inputs. This category includes those financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.
•    Level 3 – Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.
25

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present financial instruments carried at fair value:

	As of December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$0.8	$—	$0.8
Preferred stocks	—	43.9	—	43.9
Unaffiliated common stocks	217.2	147.1	—	364.3
Derivatives	15.7	70.5	11.9	98.1
Separate account assets (1)	1,033.8	312.4	13.8	1,360.0
Total assets at fair value (2)	$1,266.7	$574.7	$25.7	$1,867.1

Liabilities at fair value:
Derivatives	$—	$24.9	$0.3	$25.3
Separate account liabilities	—	45.3	1.3	46.6
Total liabilities at fair value	$—	$70.3	$1.7	$71.9
____________________
(1)Does not include amounts related to invested assets that are measured using the net asset value (NAV) as a practical expedient. The fair value of these investments was $15.3 as of December 31, 2023.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $505.3 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.

	As of December 31, 2022
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds	$—	$0.2	$—	$0.2
Preferred stocks	—	27.4	—	27.4
Unaffiliated common stocks	274.8	127.5	—	402.3
Derivatives	2.6	41.8	11.2	55.6
Separate account assets (1)	1,002.9	111.2	4.4	1,118.5
Total assets at fair value (2)	$1,280.3	$308.1	$15.6	$1,604.0

Liabilities at fair value:
Derivatives	$0.3	$33.8	$0.4	$34.6
Separate account liabilities	—	75.8	9.1	84.9
Total liabilities at fair value	$0.3	$109.6	$9.5	$119.5
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $14.0 as of December 31, 2022. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $488.6 as of December 31, 2022. These investments have varying investment strategies, and redemption terms and conditions.
26

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present the book/adjusted carrying values and corresponding fair values of financial instruments subject to fair value disclosure requirements, categorized by the fair value hierarchy described above:

	As of December 31, 2023
	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$31,983.6	$30,705.1	$60.8	$29,943.7	$700.6
Preferred stocks	106.4	99.3	—	99.3	—
Unaffiliated common stocks	364.3	364.3	217.2	147.1	—
Mortgage loans	7,850.9	7,318.5	—	—	7,318.5
Limited partnerships (1)	81.3	60.9	—	—	60.9
Cash, cash equivalents, and short-term investments	2,258.9	2,156.9	1,294.6	862.3	—
Derivatives	272.8	493.0	15.7	419.2	58.1
Separate account assets (2)	8,052.5	7,375.2	1,095.0	5,556.6	723.7
Financial liabilities:
Derivatives	36.9	174.1	—	173.1	1.0
Separate account liabilities	43.8	46.6	—	45.3	1.3
Deposit-type contracts	4,212.7	4,433.3	—	—	4,433.3
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $505.3 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $15.3 as of December 31, 2023.

	As of December 31, 2022
	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$30,964.0	$28,556.7	$—	$28,129.7	$427.0
Preferred stocks	93.1	84.4	—	84.4	—
Unaffiliated common stocks	402.3	402.3	274.8	127.5	—
Mortgage loans	7,125.4	6,522.2	—	—	6,522.2
Limited partnerships (1)	55.0	22.9	—	—	22.9
Cash, cash equivalents, and short-term investments	958.6	958.5	585.4	373.1	—
Derivatives	219.7	250.9	2.6	214.8	33.5
Separate account assets (2)	7,457.4	6,592.9	1,039.8	4,972.9	580.2
Financial liabilities:
Derivatives	38.1	214.2	0.3	213.1	0.8
Separate account liabilities	84.9	84.9	—	75.8	9.1
Deposit-type contracts	4,205.6	4,265.0	—	—	4,265.0
____________________
(1)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $488.6 as of December 31, 2022. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $14.0 as of December 31, 2022.
Financial Instruments Measured at Fair Value on a Recurring Basis
Unaffiliated Common Stocks
The Company's unaffiliated common stocks primarily include FHLB DM common stock and publicly traded common stocks. The FHLB DM common stock is based on redeemable par value and is classified as a Level 2 measurement. The publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified as a Level 1 measurement.
27

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Derivatives
A majority of the derivatives are index options that consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term, and strike price. As these inputs are observable, most index options are classified as a Level 2 measurement. Options without public and observable inputs are classified as a Level 3 measurement.
Separate Account Assets and Liabilities
Separate account assets related to the Company's variable products are primarily invested in mutual funds with published NAVs and are classified as a Level 1 measurement. Separate account assets and liabilities related to the Company's RILA products include investments in derivatives, which are valued using the same methodologies described above.
Other Financial Instruments Subject to Fair Value Disclosure Requirements
Bonds
Bonds are primarily classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominately utilizes third-party independent pricing services that use evaluated pricing models to assist management in determining the fair value of its bonds.
As many of these bonds do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant inputs for these bond valuations include benchmark U.S. Treasury or other yields, spread off the U.S. Treasury yield curve for identical securities, reported trades, broker-dealer quotes, comparable securities that are actively traded, issuer spreads, two-sided markets, benchmark securities, bids, offers, and other reference data, including market research publications. In addition, for mortgage- and asset-backed securities, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
In situations where the Company is unable to obtain sufficient market-observable information upon which to estimate the fair value of a particular security, fair values are determined using internal pricing models that typically utilize significant, unobservable market inputs or inputs that are difficult to corroborate with observable market data. Such measurements are classified as Level 3 and typically include private placements and other securities that pricing services are unable to price.
Preferred Stocks
The fair values of preferred stocks are valued by pricing services utilizing evaluated pricing models. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities of the same issuer. As these inputs are considered observable, preferred stocks are classified as a Level 2 measurement.
Mortgage Loans
The fair values of the Company’s mortgage loans are determined by discounting the projected future cash flows using a discount rate equal to the risk-free rate plus a valuation spread. The valuation spread is an unobservable input that includes management's assumptions of the impact of credit risks. Significant increases or decreases in this spread results in significant changes in fair value; therefore, mortgage loans are classified as a Level 3 measurement.
Limited Partnerships
The fair value of the Company's investment in limited partnerships involved in tax credit investments is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in limited partnerships are classified as a Level 3 measurement.
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents consist of demand bank deposits and short-term highly liquid investments with original maturities of three months or less at the time of purchase. Because cash equivalents are readily convertible to known amounts of cash, carrying value generally approximates fair value and are primarily classified as Level 1. Short-term investments consist of investments with a maturity date of less than one year. The majority of these investments are bonds which are classified as a Level 2 measurement.
28

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Derivatives
Cross currency swaps and interest rate swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs for cross currency swaps include the projected cash flows, currency spot rates, swap yield curve, and cross currency basis curve. As these inputs are observable, the cross currency swaps valuation is classified as a Level 2 measurement. The significant inputs for interest rate swaps include the projected cash flows, timing of payments, the discount rate, and the forward rate. As these inputs are observable, the interest rate swaps valuation is classified as a Level 2 measurement.
Separate Account Assets and Liabilities
Separate account assets related to the Company's fixed BOLI and RILA products primarily consist of bonds, commercial mortgage loans, and cash that are valued using the same methodologies described above.
Deposit-type Contracts
Deposit-type contracts consist of FHLB funding agreements and certain annuities with payout provisions which do not include life contingencies within the scope of SSAP 100R - Fair Value. The fair values for these investments are generally derived from the present value of liability cash flows. The significant inputs include the projected liability cash flows from actuarial cash flow testing models and discount rates that are representative of the Company's financial strength ratings. As these inputs are unobservable, they are classified as Level 3 investments.
Rollforward of Assets and Liabilities Measured and Reported as Level 3
The following table presents additional information about assets and liabilities measured and reported at fair value and for which significant unobservable inputs (Level 3) were utilized to determine fair value:

	For the Year Ended December 31,
	2023	2022
Balance, beginning of period	$5.5	$7.9
Total gains (losses) included in net income	(6.4)	(3.8)
Total gains (losses) included in surplus	—	(15.1)
Purchases	13.2	13.7
Sales	—	(0.1)
Settlements	(0.4)	8.6
Balance, end of period	$11.9	$11.2
7. Reinsurance
The Company uses reinsurance across its businesses to spread risk and limit losses. The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their obligations. The following summarizes the Company's reinsurance coverage by product type:
•Medical Stop-Loss. Starting in 2022, the Company reinsures the excess of $3.25 per individual claim; previously, the Company reinsured $3.0 per individual claim.
The Company has a coinsurance with funds withheld arrangement to manage its risk-based capital position on a majority of its stop-loss policies. This agreement does not qualify for reinsurance accounting under GAAP.
•Group Life & DI. Starting in 2019, the Company primarily reinsures group life mortality risk in excess of $0.35 per individual and line of coverage. The Company reinsures morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies.
•Deferred Annuities. The Company had a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities that have a guaranteed return of premium feature and were issued beginning in 2017. This agreement does not qualify for reinsurance accounting under GAAP. The Company recaptured the treaty as of October 1, 2023.
The Company has a coinsurance with funds withheld arrangement to manage its statutory capital position on a block of FIA policies with guaranteed lifetime withdrawal benefits issued from January 1, 2021 through December 31, 2023. The amount of reinsurance credit taken under this agreement for policies in-force was $202.7 and $138.3 as of December 31, 2023 and 2022, respectively. This agreement does not qualify for GAAP reinsurance accounting.
29

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company has a reinsurance agreement for an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. This agreement does not qualify for reinsurance accounting under GAAP. See Deferred Annuity New Business Reinsurance Transaction discussion below.
•Income Annuities. The Company has a reinsurance agreement to transfer financial responsibility for its in-force block of income annuity contracts, which consists of all of the Company's structured settlements and a smaller block of SPIAs. This agreement does not qualify for reinsurance accounting under GAAP. See Income Annuities Inforce Reinsurance Transaction discussion below.
•Individual Life. The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life.
The Company has a coinsurance with funds withheld reinsurance arrangement to manage its statutory capital position on a block of term life insurance policies subject to principle-based reserving method issued subsequent to January 1, 2020 and a block of term life insurance policies subject to Regulation XXX issued prior to 2020. The amount of reinsurance credit taken under this agreement for policies in-force was $327.4 and $275.0 as of December 31, 2023 and 2022, respectively. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld and a yearly renewable term reinsurance arrangement to manage its statutory capital position on a block of UL policies with secondary guarantees largely issued between January 2015 and December 2019. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld arrangement with a third party reinsurer, as well as an excess loss reinsurance agreement with its subsidiary, Symetra National Life Insurance Company, to manage its statutory capital position on survivorship guaranteed universal life policies. This agreement does not qualify for reinsurance accounting under GAAP.
In addition, the Company has a funds withheld reinsurance agreement with its wholly-owned subsidiary, Symetra Reinsurance Corporation. The Company ceded all net policy liabilities related to a block of universal life insurance policies with secondary guarantees issued on or before December 31, 2014. The related reinsurance reserve credit taken was $301.2 and $285.8 as of December 31, 2023 and 2022, respectively. The balance of funds withheld was $226.3 and $213.2 as of December 31, 2023 and 2022, respectively. This agreement does not qualify for reinsurance accounting under GAAP.
Reserve credit taken for all ceded reinsurance was $2,073.1 and $1,856.5 as of December 31, 2023 and 2022, respectively.
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurers’ insolvencies. The Company analyzes reinsurance recoverables, net of assets held in trust and funds withheld required by the related reinsurance agreements, according to the credit ratings and financial health of its reinsurers and is not aware of any of its major reinsurers currently experiencing financial difficulties. Excluding the Income Annuities Inforce Reinsurance Transaction and Deferred Annuity New Business Reinsurance Transaction discussed below, as of December 31, 2023, $913.0 of net reinsurance recoverables was related to four reinsurers, representing 91.7% of the total amount due from reinsurers. As of December 31, 2022, $690.8 of net reinsurance recoverables was related to four reinsurers, representing 88.0% of the total amount due from reinsurers. Of the total amounts due from reinsurers, 99.0% and 98.2%, respectively, was with reinsurers rated A- or higher by A.M. Best as of December 31, 2023 and 2022. During 2023, the Company had a write-off of $1.3 due to the settlement of a reinsurance recoverable. The Company had no write-offs or reserves for uncollectible reinsurance in 2022.
Income Annuities Inforce Reinsurance Transaction
The Company has a 100% modified coinsurance agreement (Income Annuities Inforce Reinsurance Transaction), which was effective as of July 1, 2018, for the Company's in-force block of income annuities, which included all of the Company's structured settlement annuities, and a smaller amount of retail SPIA. As of December 31, 2023 and 2022, the related reserves were $4.7 billion and $4.9 billion, respectively. The Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. The reinsurer is responsible for the management of invested assets, subject to investment management guidelines.
Associated with the Income Annuities Inforce Reinsurance Transaction, a portion of the ceding commission was recorded as an adjustment to liability for deposit-type contracts on the Company's balance sheets and is amortized over the life of the contracts into benefits expense. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The
30

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss.
Deferred Annuity New Business Reinsurance Transaction
In 2022, the Company entered into a modified coinsurance agreement (Deferred Annuity New Business Reinsurance Transaction) with Symetra Bermuda Re, Ltd. (SBR), an affiliated Bermuda reinsurer wholly-owned by the Parent, to reinsure an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. At inception, the Company paid SBR an initial settlement of $2.1 billion, comprised primarily of $2.3 billion of ceded premium, less a ceding commission of $0.2 billion. The Company continues to write new business and service the reinsured annuities. As of December 31, 2023 and 2022, the related reserves were $7.9 billion and $3.1 billion, respectively. Additionally, the associated invested assets and policyholder liabilities are held on the Company's balance sheets. Symetra Investment Management Company (SIM), an affiliated registered investment advisor wholly-owned by the Parent, is responsible for the management of invested assets, subject to investment management guidelines, as part of the Company's Investment Management Agreement (IMA). Refer to Note 13 for further discussion on the IMA with SIM.
On a quarterly basis, the Company pays premiums, net of surrenders and a ceding and expense allowance, to the reinsurer. The ceded premiums are recorded as premiums and annuity considerations and the ceding and expense allowance received is recorded as commission and expense allowance on reinsurance ceded on the statements of operations. The ceding allowance percentage received changes each quarter as part of the quarterly pricing process. Surrender benefits ceded are recorded as surrender and maturity benefits on the statements of operations. The remaining difference between the assets withheld and reserves ceded is settled with the reinsurer and recorded in reserve adjustment on reinsurance ceded on the statements of operations. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The following table presents significant reinsurance activities between the Company and SBR:

	For the Year Ended December 31,
	2023	2022	2021
Ceded premiums	$4,767.2	$2,282.2	$—
Ceded surrenders	(167.7)	(21.6)	—
Ceding and expense allowance	(304.6)	(165.4)	—
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer.
31

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Premiums and Annuity Considerations
The following table sets forth the effect of reinsurance on premiums and annuity considerations. It is disaggregated by accident and health, and life insurance and annuity products, which are short- and long-duration contracts, respectively.

	For the Year Ended December 31,
	2023	2022	2021
Premiums and annuity considerations
Direct life insurance in-force	$183,201.0	$152,116.2	$141,934.1

Direct:
Accident and health	1,356.7	1,139.1	933.1
Life insurance	990.7	920.6	858.2
Annuity	6,849.3	5,287.8	3,632.6
Total direct premiums	9,196.7	7,347.5	5,423.9
Assumed:
Accident and health	—	—	0.1
Annuity	—	—	0.1
Total assumed premiums	—	—	0.2
Ceded:
Accident and health	(824.8)	(593.8)	(451.4)
Life insurance	(146.4)	(158.8)	(360.1)
Annuity	(4,697.1)	(3,144.6)	(3.6)
Total ceded premiums	(5,668.3)	(3,897.2)	(815.1)
Net premiums and annuity considerations	$3,528.4	$3,450.3	$4,609.0

Percentage of amount assumed to net	—%	—%	—%
Ceded reinsurance reduced the Company’s claims reported on the statements of operations by $816.2, $599.8, and $493.4 for the years ended December 31, 2023, 2022, and 2021, respectively.
8. Life and Annuity Reserves
The following tables present the Company’s annuity reserves and deposit fund liabilities by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2023
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$8,863.2	$—	$8,863.2	27.6%
At book value less surrender charge of 5% or more (1)	10,088.0	1,870.1	11,958.1	37.2
At fair value	—	291.8	291.8	0.9
Total with adjustment or at fair value	18,951.2	2,161.9	21,113.1	65.7
At book value without adjustment (minimal or no charge or adjustment)	6,346.0	—	6,346.0	19.8
Not subject to discretionary withdrawal	4,656.9	—	4,656.9	14.5
Total gross individual annuity actuarial reserves	29,954.1	2,161.9	32,116.0	100.0%
Less: reinsurance ceded	205.2	—	205.2
Total net individual annuity actuarial reserves	$29,748.9	$2,161.9	$31,910.8
____________________
(1)Includes $2,434.5 general account and $134.7 non-guaranteed separate account that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2023.
32

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$54.7	$—	$54.7	8.8%
At fair value	—	141.0	141.0	22.6
Total with adjustment or at fair value	54.7	141.0	195.7	31.3
At book value without adjustment (minimal or no charge or adjustment)	428.3	—	428.3	68.6
Not subject to discretionary withdrawal	0.7	—	0.7	0.1
Total group annuity actuarial reserves	$483.7	$141.0	$624.7	100.0%

	As of December 31, 2023
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$61.2	$—	$61.2	1.4%
At fair value	—	0.2	0.2	—
Total with adjustment or at fair value	61.2	0.2	61.4	1.4
At book value without adjustment (minimal or no charge or adjustment)	29.5	—	29.5	0.7
Not subject to discretionary withdrawal	4,211.2	—	4,211.2	97.9
Total gross deposit-fund liabilities	4,301.9	0.2	4,302.1	100.0%
Less: reinsurance ceded	46.0	—	46.0
Total net deposit-fund liabilities	$4,255.9	$0.2	$4,256.1

	As of December 31, 2022
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$7,262.4	$—	$7,262.4	24.4%
At book value less surrender charge of 5% or more (1)	9,687.9	1,292.6	10,980.5	36.8
At fair value	—	267.7	267.7	0.9
Total with adjustment or at fair value	16,950.3	1,560.3	18,510.6	62.1
At book value without adjustment (minimal or no charge or adjustment)	6,993.9	—	6,993.9	23.4
Not subject to discretionary withdrawal	4,322.4	—	4,322.4	14.5
Total gross individual annuity actuarial reserves	28,266.6	1,560.3	29,826.9	100.0%
Less: reinsurance ceded	147.4	—	147.4
Total net individual annuity actuarial reserves	$28,119.2	$1,560.3	$29,679.5
____________________
(1)Includes $2,377.7 that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2022.

33

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2022
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$61.4	$—	$61.4	9.5%
At fair value	—	132.7	132.7	20.5
Total with adjustment or at fair value	61.4	132.7	194.1	30.0
At book value without adjustment (minimal or no charge or adjustment)	452.7	—	452.7	69.9
Not subject to discretionary withdrawal	0.7	—	0.7	0.1
Total group annuity actuarial reserves	514.8	132.7	647.5	100.0%

	As of December 31, 2022
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$66.0	$—	$66.0	1.5%
At fair value	—	0.6	0.6	—
Total with adjustment or at fair value	66.0	0.6	66.6	1.5
At book value without adjustment (minimal or no charge or adjustment)	32.1	—	32.1	0.7
Not subject to discretionary withdrawal	4,205.1	—	4,205.1	97.8
Total gross deposit-fund liabilities	4,303.2	0.6	4,303.8	100.0%
Less: reinsurance ceded	53.2	—	53.2
Total net deposit-fund liabilities	$4,250.0	$0.6	$4,250.6
Total annuity actuarial reserves and deposit fund liabilities were as follows:

	As of December 31,
	2023	2022
Annuity reserves	$30,232.6	$28,634.0
Liability for deposit-type contracts	4,255.9	4,250.0
Separate account – annuity reserves and liability for deposit-type contracts	2,302.9	1,693.0
Other	0.2	0.6
Total net annuity actuarial reserves and liability for deposit-type contracts	$36,791.6	$34,577.6
34

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present the Company's life reserves by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2023
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$3.0	$9.2
Universal life	1,105.6	1,086.6	1,223.6
Universal life with secondary guarantees	1,157.0	882.3	2,481.4
Indexed universal life with secondary guarantees	1,381.2	968.8	1,075.8
Other permanent cash value life insurance	—	49.1	51.5
Variable universal life	57.8	57.8	66.6
Miscellaneous reserves	—	2.4	2.4
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	433.8
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.7
Disability – disabled lives	XXX	XXX	43.6
Miscellaneous reserves	XXX	XXX	221.8
Total life insurance reserves	3,701.6	3,050.0	5,610.6
Less: reinsurance ceded	—	—	1,841.4
Total net life insurance reserves	$3,701.6	$3,050.0	$3,769.2

	As of December 31, 2023
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,919.3	$4,919.3	$4,919.3	$—	$—	$—
Variable universal life	—	—	—	604.9	594.8	594.8
Total life insurance reserves	$4,919.3	$4,919.3	$4,919.3	$604.9	$594.8	$594.8

35

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$2.5	$8.9
Universal life	1,110.8	1,111.9	1,230.7
Universal life with secondary guarantees	1,132.2	800.3	2,177.2
Indexed universal life with secondary guarantees	1,068.2	782.3	837.3
Other permanent cash value life insurance	—	51.4	54.0
Variable universal life	55.9	55.9	70.4
Miscellaneous reserves	—	3.0	3.0
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	402.7
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.8
Disability – disabled lives	XXX	XXX	43.3
Miscellaneous reserves	XXX	XXX	230.6
Total life insurance reserves	3,367.1	2,807.3	5,059.1
Less: reinsurance ceded	—	—	1,679.7
Total net life insurance reserves	$3,367.1	$2,807.3	$3,379.4

	As of December 31, 2022
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,867.3	$4,867.3	$4,867.3	$—	$—	$—
Variable universal life	—	—	—	601.4	591.1	591.1
Total life insurance reserves	$4,867.3	$4,867.3	$4,867.3	$601.4	$591.1	$591.1

Total life insurance reserves were as follows:

	As of December 31,
	2023	2022
Life insurance reserves	$3,614.0	$3,232.2
Accidental death benefits reserves	0.2	0.2
Disability – active lives reserves	0.7	0.8
Disability – disabled lives reserves	41.0	40.7
Miscellaneous reserves	113.3	105.5
Separate account life insurance reserves	5,514.1	5,458.4
Total net life insurance reserves	$9,283.3	$8,837.8
As of December 31, 2023 and 2022, the Company had $8,871.8 and $8,202.0, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard valuation established by the Department. Related reserves of $216.9 and $225.2 as of December 31, 2023 and 2022, respectively, were included in life and annuity reserves.
36

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
9. Liability for Unpaid Claims
The following table provides a reconciliation of the beginning and ending liability balances for unpaid claims, net of reinsurance recoverables:

	For the Year Ended December 31,
	2023	2022	2021
Balance, beginning of the year	$633.2	$599.5	$549.4
Less: reinsurance recoverables	214.6	205.3	133.2
Net balance, beginning of the year	418.6	394.2	416.2
Add provision for claims, net of reinsurance, occurring in:
Current year	663.9	630.3	647.1
Prior years	2.5	(18.7)	(44.3)
Net incurred losses during the year	666.4	611.6	602.8
Deduct payments for claims, net of reinsurance, occurring in:
Current year	425.1	408.9	435.3
Prior years	208.5	178.3	189.5
Net claim payments during the current year	633.6	587.2	624.8
Valuation basis change and corrections	(6.5)	—	—
Net balance, end of year	444.9	418.6	394.2
Add: reinsurance recoverables	265.3	214.6	205.3
Balance, end of year	$710.2	$633.2	$599.5
Liabilities for unpaid claims are recorded in policy and contract claims, life and annuity reserves, and accident and health reserves on the balance sheets. The Company uses estimates in determining its liability for unpaid claims. These estimates are primarily based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2023, the change in incurred claims related to prior years was primarily due to unfavorable claims experience on the Company's medical stop-loss and individual life policies.
10. Capital and Surplus
The NAIC establishes certain risk-based capital (RBC) requirements for life and health insurance companies. Under those requirements, the amount of capital and surplus to be maintained by a life and health insurance company is determined based on various risk factors. As of December 31, 2023 and 2022, the Company exceeded the minimum capital and surplus and RBC requirements.
Under Iowa law, the Company may pay dividends only from the earned surplus arising from its business and must receive the prior approval of the Department to pay stockholder dividends or make any other distribution if such distributions would exceed certain statutory limitations. Iowa law gives the Department discretion to disapprove requests for distributions in excess of these limits. Extraordinary dividends include those made within the preceding twelve months that exceed the greater of (i) 10% of statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year. Based on December 31, 2023 statutory results, the maximum dividend that may be paid without prior approval in 2024 is $226.9.
During 2023, the Company paid $207.0 of dividends to its Parent. During 2022 and 2021, the Company did not pay dividends to its Parent.
The following table presents the cumulative increase (reduction) of unassigned funds related to the following items:

	As of December 31,
	2023	2022
Net unrealized gains (losses)	$9.6	$(51.5)
Nonadmitted assets	(267.3)	(207.6)
Separate accounts	244.3	255.7
Asset valuation reserve	(591.6)	(362.6)
37

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
11. Income Taxes
The components of DTAs and deferred tax liabilities (DTLs) are as follows:

	As of December 31, 2023			As of December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$435.4	$11.3	$446.7	$353.5	$20.2	$373.7	$81.9	$(8.9)	$73.0
DTAs nonadmitted	(177.8)	(6.8)	(184.6)	(131.8)	(9.4)	(141.2)	(46.0)	2.6	(43.4)
Subtotal admitted DTAs	257.6	4.5	262.1	221.7	10.8	232.5	35.9	(6.3)	29.6
Less: DTLs	93.9	15.3	109.2	87.7	2.2	89.9	6.2	13.1	19.3
Net admitted DTAs	$163.7	$(10.8)	$152.9	$134.0	$8.6	$142.6	$29.7	$(19.4)	$10.3
The admission calculation components are as follows:

	As of December 31, 2023			As of December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$3.3	$3.3	$—	$10.5	$10.5	$—	$(7.2)	$(7.2)
(1) Adjusted gross DTAs expected to be realized following the balance sheet date	164.7	—	164.7	135.1	—	135.1	29.6	—	29.6
(2) Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	408.9	XXX	XXX	409.1	XXX	XXX	(0.2)
Adjusted gross DTAs expected to be realized after application of the limitation threshold (lesser of (1) and (2))	164.7	—	164.7	135.1	—	135.1	29.6	—	29.6
Adjusted gross DTAs offset by gross DTLs	92.9	1.2	94.1	86.6	0.3	86.9	6.3	0.9	7.2
DTAs admitted	$257.6	$4.5	$262.1	$221.7	$10.8	$232.5	$35.9	$(6.3)	$29.6
As of December 31, 2023 and 2022, the ratio percentage used to determine the recovery period and limitation threshold amount was 724% and 729%, respectively. As of December 31, 2023 and 2022, the amount of adjusted capital and surplus used to determine the recovery period and limitation threshold amounts were $2,726.0 and $2,727.4, respectively. The results of this calculation component enable the Company to admit DTAs expected to reverse within three years, if not previously admitted as a carryback.
The admission calculations for 2023 and 2022 were not significantly impacted by tax-planning strategies. The Company had no unrecognized DTLs as of December 31, 2023 or 2022.
The components of current income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2023	2022	2021
Federal income tax expense (benefit) (1)	$96.7	$59.8	$(133.5)
Federal income tax expense (benefit) on net capital gains (losses)	(19.7)	9.6	133.5
Federal income tax expense (benefit) incurred	$77.0	$69.4	$—
_______________________
(1)Includes $47.3 and ($26.7) in 2023 and 2022, respectively, of federal income tax expense (benefit) on realized gains and losses arising in the separate accounts which would previously have been presented in net capital gains (losses).
38

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The main components of deferred tax amounts are as follows:

	As of December 31,
	2023	2022	Change
DTAs
Ordinary:
Policyholder reserves	$201.6	$147.3	$54.3
Investments	43.1	48.6	(5.5)
Deferred acquisition costs	148.0	125.1	22.9
Receivables - nonadmitted	17.4	14.0	3.4
Other	25.3	18.5	6.8
Total ordinary DTAs	435.4	353.5	81.9
Total ordinary DTAs – nonadmitted	(177.8)	(131.8)	(46.0)
Net admitted ordinary DTAs	257.6	221.7	35.9
Capital:
Investments	11.3	20.2	(8.9)
Nonadmitted	(6.8)	(9.4)	2.6
Net admitted capital DTAs	4.5	10.8	(6.3)
Net admitted DTAs	262.1	232.5	29.6

DTLs
Ordinary:
Policyholder reserves	60.9	59.0	1.9
Investments	22.1	16.7	5.4
Other	10.9	12.0	(1.1)
Total ordinary DTLs	93.9	87.7	6.2
Capital:
Investments	15.3	2.2	13.1
Total capital DTLs	15.3	2.2	13.1
Total DTLs	109.2	89.9	19.3
Net DTAs/DTLs	$152.9	$142.6	10.3

Net change in DTA/DTL			53.7
Surplus adjustments:
Tax effect of change in unrealized capital gains (losses)			7.6
Adjusted change in net deferred income taxes			$61.3
The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2023 or 2022.
39

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Differences between the federal income tax provision and the change in deferred taxes computed by applying the U.S. federal income tax rate of 21% to the net gain (loss) from operations before federal income taxes and the realized capital losses and the actual tax provision are as follows:

	For the Year Ended December 31,
	2023	2022	2021
Ordinary income (loss) tax expense (benefit) at federal statutory rate	$18.0	$35.9	$(95.0)
Capital income (loss) tax expense (benefit) at federal statutory rate	(3.9)	(20.2)	138.6
Total expected income tax expense (benefit)	14.1	15.7	43.6
Significant statutory to tax adjustments on taxes:
Tax credits	(4.1)	(8.0)	(18.6)
Change in valuation basis – statutory reserves	(1.9)	2.5	(5.5)
2018 net operating loss carryback – 2020 CARES Act	—	—	(3.3)
Change in liability for unauthorized reinsurance	14.9	(14.9)	—
Other	(7.3)	(14.0)	(1.8)
Total federal income tax expense (benefit)	$15.7	$(18.7)	$14.4

Federal income tax expense (benefit)	$77.0	$69.4	$—
Adjusted change in net deferred income taxes	(61.3)	(88.1)	14.4
Total statutory income tax expense (benefit)	$15.7	$(18.7)	$14.4
As of December 31, 2023, the Company had no tax credit carryforward and no operating loss or capital loss carryforwards to offset against future taxable income.
The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net capital losses is as follows:

	For the Year Ended December 31,
	2023	2022	2021
Capital gains	$—	$—	$11.1
The Company does not have any deposits admitted under Section 6603 of the Internal Revenue Code. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of December 31, 2023.
The Company is included as a member of a consolidated life/non-life federal income tax return under the Parent in the U.S. federal jurisdiction. Prior to 2022, the Company filed a federal income tax return only for its consolidated life group in the U.S. federal jurisdiction. The Company's state income tax filings and filing groups vary based on applicable rules in each state jurisdiction. The Company's federal and state income tax returns are generally open for examination for tax years 2020 through the present. In addition, tax years 2013, 2018, and 2019 remain open for examination due to loss carryback provisions or amended returns.
The Inflation Reduction Act (Act) was enacted on August 16, 2022. The Act includes a new corporate alternative minimum tax (CAMT), which is effective for tax years beginning after 2022 and applies to corporations with average adjusted financial statement income in excess of certain thresholds as defined in the Act. The tax-controlled group of corporations of which the Company is a member has determined that it does not expect to be an applicable corporation that is subject to the CAMT in 2023.
40

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
12. Separate Accounts
Separate account assets are attributed to the following products:

	As of December 31, 2023			As of December 31, 2022
	Legally Insulated	Not Legally Insulated	Total	Legally Insulated	Not Legally Insulated	Total
BOLI (1)	$4,919.3	$195.2	$5,114.5	$4,867.3	$202.5	$5,069.8
RILA	187.1	1,790.7	1,977.8	130.7	1,321.3	1,452.0
Variable annuities	433.1	—	433.1	401.0	—	401.0
Variable COLI	431.2	—	431.2	452.0	—	452.0
Variable life and UL	173.7	—	173.7	149.4	—	149.4
Total	$6,144.4	$1,985.9	$8,130.3	$6,000.4	$1,523.8	$7,524.2
____________________
(1)The Company allows interest income above the required policy account values within the BOLI separate account. The amount accumulated over and above the required policy account values is not considered to be legally insulated.
The fair value of BOLI and RILA invested assets not reported at fair value and related net unrealized gains (losses) are as follows:

	As of December 31,
	2023		2022
	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
BOLI	$4,466.8	$(609.6)	$4,280.2	$(753.7)
RILA	1,550.2	(68.6)	1,198.0	(107.7)
In accordance with contract provisions relating to the Company’s separate account products, some separate account liabilities are guaranteed by the general account. As of December 31, 2023 and 2022, the separate accounts did not owe the Company for accrued fees or expenses.
The following table provides premium and reserve information for the separate accounts of the Company:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations, or deposits for the year ended December 31, 2023	$—	$—	$415.3	$415.3

Reserves as of December 31, 2023:
For accounts with assets at:
Fair value	$—	$—	$1,320.5	$1,320.5
Amortized cost	2,287.4	2,631.9	1,577.4	6,496.7
Total reserves	$2,287.4	$2,631.9	$2,897.9	$7,817.2

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$1,577.4	$1,577.4
At fair value	—	—	1,320.5	1,320.5
At book value without fair value adjustment and with current surrender charge less than 5%	2,287.4	2,631.9	—	4,919.3
Total reserves	$2,287.4	$2,631.9	$2,897.9	$7,817.2
41

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Nonindexed Guaranteed Less Than/ Equal to 4%		Nonindexed Guaranteed More Than 4%		Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2022	$—		$—		$725.3	$725.3

Reserves as of December 31, 2022:
For accounts with assets at:
Fair value	$—		$—		$1,030.8	$1,030.8
Amortized cost	2,271.2		2,596.1		1,253.9	6,121.2
Total reserves	$2,271.2	0	$2,596.1	0	$2,284.7	$7,152.0

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—		$—		$1,253.9	$1,253.9
At fair value	—		—		1,030.8	1,030.8
At book value without fair value adjustment and with current surrender charge less than 5%	2,271.2		2,596.1		—	4,867.3
Total reserves	$2,271.2	0	$2,596.1	0	$2,284.7	$7,152.0

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2021	$—	$—	$519.3	$519.3
The following table provides a reconciliation of amounts transferred to and from the separate accounts as reported on the statements of operations:

	For the Year Ended December 31,
	2023	2022	2021
Transfers to separate accounts	$572.8	$1,015.2	$811.5
Transfers from separate accounts	(435.6)	(467.1)	(525.8)
Net transfers to (from) separate accounts	137.2	548.1	285.7
Deposits in free look period and other timing differences	—	(0.9)	0.7
Net transfers to (from) separate accounts as reported on statements of operations	$137.2	$547.2	$286.4
13. Related Parties
The following discussion relates to transactions entered into by the Company with related parties and affiliates. Refer to Note 7 for further discussion on reinsurance agreements with related parties.
It is the Company's policy to settle amounts due with affiliated companies within 30 days, except for certain long-term compensation liabilities that are settled when the awards are paid and short-term intercompany borrowings. Transactions with related parties recorded in the Company's financial statements were as follows:

	As of December 31,
	2023	2022
Balances with Parent and affiliates:
Receivables	$1.7	$7.7
Payables	(2.5)	(10.2)
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel, and facilities, and that the related expenses will be shared. These expenses include rent, corporate overhead, payroll, benefits, data processing systems, finance, information technologies, and other
42

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
charges, and are included in general insurance expenses on the statement of operations. General service expenses are allocated among legal entities using methodologies that management believes to be reasonable to estimate service utilization, including headcount, time studies, or relevant activity levels.
The Company has an agreement with SIM to provide investment advisory services related to the Company’s invested assets and with Symetra Investment Management Real Estate Investors (SIMREI), a subsidiary of SIM, to provide investment management services related to the Company's mortgage loan portfolio.
The Company also paid concessions, general agent fees, administrative, and underwriting fees for services provided by its affiliates, primarily to Symetra Securities, Inc.
During 2023 and 2021, the Company did not receive cash capital contributions from its Parent. During 2022, the Company received cash capital contributions of $125.0 from its Parent.
The Company has a short-term intercompany borrowing agreement with its Parent, under which the Company periodically loans money to its Parent. As of December 31, 2023, the balance of the loan was $102.0. There were no outstanding borrowings as of December 31, 2022.
During 2023, the Company did not contribute cash capital to its subsidiaries. During 2022 and 2021, the Company contributed $50.0 and $30.0, respectively, of cash capital to its subsidiary, First Symetra National Life Insurance Company of New York.

	For the Year Ended December 31,
	2023	2022	2021
Transactions with Parent and affiliates:
Payments for investment management and support services	$56.6	$51.9	$46.7
Payments related to commutation endorsements (1)	1.6	1.2	1.9
Shared services expenses (allocated) payments, net (2)	(26.8)	(16.4)	(15.1)
Payments for concessions, general agent fees, administrative, and underwriting fees (3)	23.1	34.6	26.3
___________________
(1)Commutation endorsements paid to SABSCO reduce the reserves reported in life and annuity reserves on the balance sheets and surrender and maturity benefits on the statements of operations, net of related payments.
(2)Reported primarily in general insurance expenses on the statements of operations.
(3)Reported primarily in commissions on the statements of operations.
14. Commitments and Contingencies
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures, and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. However, given the inherent difficulty in predicting the outcome of such matters, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.
Other Commitments
The Company has committed to provide future capital contributions to alternative investments in limited partnerships. As of December 31, 2023 and 2022, the amount of these unfunded commitments was $89.5 and $126.5, respectively.
The Company has mortgage loans that have been approved but not yet funded. As of December 31, 2023 and 2022, unfunded mortgage loan commitments were $102.5 and $77.0, respectively.
The Company has purchased investments of private placement securities that have not yet been funded. As of December 31, 2023 and 2022, unfunded private placement securities commitments were $29.0 and $68.1, respectively.
43

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
In 2023, the Company executed an IT outsourcing agreement for services provided through April 2028. Under the terms of the service agreement, the Company agreed to pay an annual service fee of approximately $14.6.
The Company had no other material commitments or contingencies as of December 31, 2023 or 2022.
44

Annual Report

December 31, 2023

Symetra Separate Account C

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Symetra Life Insurance Company and the Contract Owners of Symetra Separate Account C:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that compromise Symetra Separate Account C (the Separate Account), as of December 31, 2023, the related statements of operations and changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the accumulation unit values in Note 6 (the financial highlights) for each of the years in the four‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2023, the results of its operations and changes in net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the four‑year period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended December 31, 2019 were audited by other independent registered public accountants whose report, dated April 30, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with fund companies or their transfer agents; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of the Separate Account since 2020.
Seattle, Washington
April 24, 2024

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Appendix
American Century Balanced

American Century Inflation Protection II

American Century International

American Century Large Company Value II

American Century Ultra I

American Century Ultra II

American Century Value

BNY Mellon Appreciation

BNY Mellon MidCap Stock

BNY Mellon Stock Index

BNY Mellon Sustainable U.S. Equity

BNY Mellon Technology Growth

Calvert EAFE International Index F Class

Calvert Investment Grade Bond Index

Calvert Nasdaq 100 Index

Calvert Russell 2000 Small Cap Index F Class

Calvert S&P MidCap 400 Index F Class

Calvert SRI Balanced

Columbia VP Select Mid Cap Value Fund – Class 1

DWS Capital Growth VIP B

DWS CROCI International VIP – Class A

DWS Global Income Builder VIP A

DWS Global Small Cap VIP B

DWS International Growth VIP B Share

DWS Small Cap Index A Share

Federated Hermes High Income Bond

Federated Hermes Managed Volatility II

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)
Fidelity Asset Manager

Fidelity Contrafund

Fidelity Contrafund II

Fidelity Equity-Income

Fidelity Freedom Funds 2010 II

Fidelity Freedom Funds 2015 II

Fidelity Freedom Funds 2020 II

Fidelity Freedom Funds 2025 II

Fidelity Freedom Funds 2030 II

Fidelity Freedom Funds 2050 II

Fidelity Freedom Income Fund II

Fidelity Government Money Market Portfolio – Initial Class

Fidelity Government Money Market Portfolio – Service Class II

Fidelity Growth

Fidelity Growth & Income

Fidelity Growth Opportunities

Fidelity Index 500

Fidelity Mid Cap II

Fidelity Overseas II

Franklin Allocation VIP Fund – Class 2

Franklin DynaTech VIP Fund - Class 2

Franklin Income VIP Fund – Class 2

Franklin Mutual Shares VIP Fund – Class 2

Franklin Small Cap Value VIP Fund – Class 2

Franklin Small-Mid Cap Growth VIP Fund – Class 2

Franklin U.S. Government Securities VIP Fund – Class 2

Invesco American Franchise Fund I

Invesco American Franchise Fund II

Invesco Discovery Mid Cap Growth Fund I

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)

Invesco Discovery Mid Cap Growth Fund II

Invesco EQV International Equity I

Invesco EQV International Equity II

Invesco Global Real Estate

Invesco Health Care

Invesco Small Cap Equity II

LVIP JPMorgan Mid Cap Value Fund - Standard Class (1)

LVIP JPMorgan U.S. Equity Fund - Standard Class (1)

Morningstar Aggressive Growth ETF Asset Allocation Class I

Morningstar Aggressive Growth ETF Asset Allocation Class II

Morningstar Balanced ETF Asset Allocation Class I

Morningstar Balanced ETF Asset Allocation Class II

Morningstar Conservative ETF Asset Allocation Class I

Morningstar Conservative ETF Asset Allocation Class II

Morningstar Growth ETF Asset Allocation Class I

Morningstar Growth ETF Asset Allocation Class II

Morningstar Income & Growth ETF Asset Allocation Class I

Morningstar Income & Growth ETF Asset Allocation Class II

Neuberger Berman AMT Mid Cap Growth Class S

Neuberger Berman AMT Mid Cap Intrinsic Value Class S

Neuberger Berman AMT Sustainable Equity Class S

PIMCO All Asset Portfolio Advisor

PIMCO CommodityRealReturn Strat. Administrative Class

PIMCO Total Return Portfolio Advisor

Pioneer Bond VCT Class I

Pioneer Equity Income VCT Class II

Pioneer Fund VCT Class I

Pioneer High Yield VCT Class II

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)
Pioneer Mid Cap Value VCT Class I

Pioneer Real Estate VCT Class II

Pioneer Select Mid Cap Growth VCT Class I

Pioneer Strategic Income VCT Class II

Templeton Developing Markets VIP Fund – Class 2

Templeton Global Bond VIP Fund – Class 2

Templeton Growth VIP Fund – Class 2

Vanguard Balanced

Vanguard High Yield Bond

Vanguard International

Vanguard Mid-Cap Index

Vanguard Real Estate Index

Vanguard Total Bond Market Index

Vanguard Total Stock Market Index

Voya Global High Dividend Low Volatility Portfolio – Class S

VY JPMorgan Emerging Markets Equity Portfolio Initial

Wanger Acorn

Symetra Separate Account C
Report of Independent Registered Public Accounting Firm (Continued)
The following subaccount had varying audited periods defined in the table below:

Subaccount	Statements of Assets and Liabilities	Statements of Operations and Changes in Net Assets	Financial Highlights
Invesco Discovery Mid Cap Growth Fund I	No difference	No difference	For the period April 30, 2020 through December 31, 2023
Invesco Discovery Mid Cap Growth Fund II	No difference	No difference	For the period April 30, 2020 through December 31, 2023
Columbia VP Select Mid Cap Value Fund – Class 1	Not presented - no net assets at December 31, 2023	No difference	No difference
Fidelity Contrafund II	Not presented - no net assets at December 31, 2023	No difference	No difference
Pioneer Real Estate VCT Class II	Not presented - no net assets at December 31, 2023	No difference	No difference

(1) See Note 1 of the financial statements for the former name of the sub-account

Symetra Separate Account C
Statements of Assets and Liabilities
As of December 31, 2023

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
American Century Balanced	857,430	$6,331,754	$6,559,353	$6,559,353	234,115
American Century Inflation Protection II	171,441	1,755,461	1,606,418	1,606,418	123,704
American Century International	389,933	4,148,404	4,125,494	4,125,494	240,703
American Century Large Company Value II	23,097	358,930	418,056	418,056	15,774
American Century Ultra I	16,335	302,366	418,960	418,960	6,288
American Century Ultra II	17,058	360,058	420,644	420,644	7,878
American Century Value	186,624	2,006,442	2,274,943	2,274,943	58,600
BNY Mellon Appreciation[1]	96,041	3,529,703	3,363,378	3,363,378	91,002
BNY Mellon MidCap Stock	291,637	5,346,426	5,447,782	5,447,782	145,069
BNY Mellon Stock Index	129,273	6,784,192	8,954,779	8,954,779	169,787
BNY Mellon Sustainable U.S. Equity	50,832	1,882,653	2,286,423	2,286,423	96,671
BNY Mellon Technology Growth	104,653	2,467,156	2,931,320	2,931,320	139,046
Calvert EAFE International Index F Class	3,552	316,344	336,039	336,039	29,807
Calvert Investment Grade Bond Index	44,981	2,401,827	2,178,904	2,178,904	181,072
Calvert Nasdaq 100 Index	19,951	1,701,277	2,856,481	2,856,481	37,743
Calvert Russell 2000 Small Cap Index F Class	9,320	725,985	735,046	735,046	29,023
Calvert S&P MidCap 400 Index F Class	5,634	611,556	672,400	672,400	21,934
Calvert SRI Balanced	146,047	324,414	346,128	346,128	14,643
DWS Capital Growth VIP B	26,978	852,983	1,010,894	1,010,894	24,380
DWS CROCI International VIP - Class A	163,536	1,149,302	1,221,608	1,221,608	59,998
DWS Global Income Builder VIP A	234,348	5,355,100	5,270,483	5,270,483	134,677
DWS Global Small Cap VIP B	8,791	87,994	87,211	87,211	5,487
DWS International Growth VIP B Share	1,325	18,375	20,075	20,075	1,553
DWS Small Cap Index A Share	10,819	178,435	147,454	147,454	5,316
Federated Hermes High Income Bond	144,519	858,847	817,982	817,982	24,938
Federated Hermes Managed Volatility II1	46,411	451,189	418,631	418,631	13,564
Fidelity Asset Manager[1]	6,289	95,519	98,341	98,341	3,790
Fidelity Contrafund	548,436	20,138,284	26,670,424	26,670,424	390,403
Fidelity Equity-Income	147,716	3,347,383	3,670,753	3,670,753	90,124
Fidelity Freedom Funds 2010 II	40,822	553,126	458,026	458,026	27,881
Fidelity Freedom Funds 2015 II	8,434	116,502	96,220	96,220	5,525
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2023

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Fidelity Freedom Funds 2020 II	26,946	$379,942	$334,128	$334,128	18,440
Fidelity Freedom Funds 2025 II	50,606	721,883	759,585	759,585	38,798
Fidelity Freedom Funds 2030 II	104,746	1,559,370	1,597,361	1,597,361	78,482
Fidelity Freedom Funds 2050 II	1,262	22,196	28,510	28,510	952
Fidelity Freedom Income Fund II	9,606	109,937	104,892	104,892	7,718
Fidelity Government Money Market Portfolio - Initial Class	86,858	86,858	86,858	86,858	8,994
Fidelity Government Money Market Portfolio - Service Class II	5,841,672	5,841,672	5,841,672	5,841,672	593,880
Fidelity Growth	155,371	11,994,508	14,465,115	14,465,115	391,170
Fidelity Growth & Income	175,312	3,598,620	4,740,420	4,740,420	134,628
Fidelity Growth Opportunities	74,621	3,249,638	4,459,356	4,459,356	84,193
Fidelity Index 500	2,566	1,001,837	1,184,080	1,184,080	34,035
Fidelity Mid Cap II	104,477	3,528,691	3,624,262	3,624,262	92,186
Fidelity Overseas II	6,602	145,178	168,428	168,428	12,230
Franklin Allocation VIP Fund - Class 2	58,024	297,214	284,318	284,318	16,420
Franklin DynaTech VIP Fund - Class 2	142,752	712,082	609,550	609,550	15,129
Franklin Income VIP Fund - Class 2	189,297	2,818,368	2,688,010	2,688,010	119,312
Franklin Mutual Shares VIP Fund - Class 2	193,312	3,289,498	2,963,464	2,963,464	113,436
Franklin Small Cap Value VIP Fund - Class 2	287,069	3,832,352	3,809,407	3,809,407	110,645
Franklin Small-Mid Cap Growth VIP Fund - Class 2	227,098	3,421,721	3,024,939	3,024,939	116,409
Franklin U.S. Government Securities VIP Fund - Class 2	297,371	3,523,038	3,080,763	3,080,763	211,974
Invesco American Franchise Fund I	87,642	5,025,639	5,167,427	5,167,427	167,815
Invesco American Franchise Fund II	12,486	691,708	664,426	664,426	18,213
Invesco Discovery Mid Cap Growth Fund I	2,261	170,497	141,964	141,964	3,139
Invesco Discovery Mid Cap Growth Fund II	4,061	281,944	219,341	219,341	8,672
Invesco EQV International Equity I	11,783	406,040	401,628	401,628	10,809
Invesco EQV International Equity II	109,622	3,781,123	3,669,047	3,669,047	202,048
Invesco Global Real Estate	115,560	1,847,448	1,615,517	1,615,517	47,380
Invesco Health Care	9,256	260,768	239,839	239,839	5,946
Invesco Small Cap Equity II	15,087	247,156	233,675	233,675	9,237
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]	404,008	4,200,547	4,109,973	4,109,973	76,501
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2023

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]	64,758	$1,896,009	$2,436,550	$2,436,550	67,502
Morningstar Aggressive Growth ETF Asset Allocation Class I	10,653	133,481	148,694	148,694	7,756
Morningstar Aggressive Growth ETF Asset Allocation Class II	82,965	1,004,260	1,143,263	1,143,263	57,889
Morningstar Balanced ETF Asset Allocation Class I	67,798	743,544	693,572	693,572	40,459
Morningstar Balanced ETF Asset Allocation Class II	255,370	2,710,193	2,653,294	2,653,294	160,719
Morningstar Conservative ETF Asset Allocation Class I	79,970	883,513	797,299	797,299	59,401
Morningstar Conservative ETF Asset Allocation Class II	11,529	129,135	114,249	114,249	9,517
Morningstar Growth ETF Asset Allocation Class I	8,538	94,409	99,128	99,128	5,394
Morningstar Growth ETF Asset Allocation Class II	167,942	1,842,132	1,904,461	1,904,461	102,756
Morningstar Income & Growth ETF Asset Allocation Class I	7,315	72,115	67,150	67,150	4,504
Morningstar Income & Growth ETF Asset Allocation Class II	55,200	579,833	543,710	543,710	38,335
Neuberger Berman AMT Mid Cap Growth Class S	15,715	394,829	360,184	360,184	12,380
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	952	16,931	18,398	18,398	851
Neuberger Berman AMT Sustainable Equity Class S	3,916	119,928	131,120	131,120	4,166
PIMCO All Asset Portfolio Advisor	24,874	258,833	228,839	228,839	12,591
PIMCO CommodityRealReturn Strat. Administrative Class	142,178	917,574	760,648	760,648	98,606
PIMCO Total Return Portfolio Advisor	35,855	340,449	329,152	329,152	27,962
Pioneer Bond VCT Class I	154,903	1,688,638	1,470,033	1,470,033	38,300
Pioneer Equity Income VCT Class II	216,010	3,236,586	3,257,428	3,257,428	103,485
Pioneer Fund VCT Class I	2,514,244	36,652,208	40,253,044	40,253,044	200,056
Pioneer High Yield VCT Class II	69,364	616,338	567,410	567,410	30,367
Pioneer Mid Cap Value VCT Class I	440,708	5,822,620	4,935,934	4,935,934	82,031
Pioneer Select Mid Cap Growth VCT Class I	1,393,976	35,182,184	30,695,360	30,695,360	217,094
Pioneer Strategic Income VCT Class II	254,922	2,533,863	2,256,052	2,256,052	137,150
Templeton Developing Markets VIP Fund - Class 2	129,427	1,191,347	1,065,185	1,065,185	43,611
Templeton Global Bond VIP Fund - Class 2	147,954	2,307,119	1,899,729	1,899,729	127,604
Templeton Growth VIP Fund - Class 2	208,719	2,472,613	2,502,547	2,502,547	123,469
Vanguard Balanced	10,427	247,094	242,845	242,845	9,369
Vanguard High Yield Bond	81,132	603,282	597,924	597,924	32,331
Vanguard International	31,158	982,915	765,517	765,517	39,408
Vanguard Mid-Cap Index	31,421	738,620	751,851	751,851	26,134
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Assets and Liabilities (continued)
As of December 31, 2023

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Vanguard Real Estate Index	18,903	$248,596	$225,318	$225,318	12,470
Vanguard Total Bond Market Index	111,631	1,263,885	1,186,646	1,186,646	96,598
Vanguard Total Stock Market Index	39,931	1,841,889	1,974,628	1,974,628	57,859
Voya Global High Dividend Low Volatility Portfolio - Class S	34,261	338,300	378,575	378,575	8,633
VY JPMorgan Emerging Markets Equity Portfolio Initial	32,391	535,820	407,160	407,160	13,642
Wanger Acorn	2,148	25,289	28,639	28,639	236

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
American Century Balanced	$6,599,294	$127,832	$(83,389)	$(10,469)	$33,974	$(20,751)	$—	$893,207	$872,456	$906,430	$108,695	$(1,055,066)	$(946,371)	$(39,941)	$6,559,353
American Century Inflation Protection II	1,883,910	58,701	(22,357)	(2,777)	33,567	(41,944)	—	36,517	(5,427)	28,140	95,329	(400,961)	(305,632)	(277,492)	1,606,418
American Century International	4,010,112	58,439	(51,863)	(6,362)	214	(1,644)	—	433,568	431,924	432,138	74,399	(391,155)	(316,756)	115,382	4,125,494
American Century Large Company Value II	448,393	10,567	(5,412)	(661)	4,494	7,492	12,255	(16,733)	3,014	7,508	14,030	(51,875)	(37,845)	(30,337)	418,056
American Century Ultra I	341,400	—	(4,928)	(633)	(5,561)	29,030	28,945	81,117	139,092	133,531	2,790	(58,761)	(55,971)	77,560	418,960
American Century Ultra II	383,596	—	(5,276)	(660)	(5,936)	26,855	31,661	93,478	151,994	146,058	44,442	(153,452)	(109,010)	37,048	420,644
American Century Value	2,295,688	53,332	(27,965)	(3,493)	21,874	52,669	175,511	(88,142)	140,038	161,912	50,845	(233,502)	(182,657)	(20,745)	2,274,943
BlackRock Advantage Large Cap Value V.I. Fund[1]	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BNY Mellon Appreciation[1]	3,130,818	23,097	(40,655)	(4,953)	(22,511)	(78,333)	284,142	395,945	601,754	579,243	33,554	(380,237)	(346,683)	232,560	3,363,378
BNY Mellon MidCap Stock	5,134,671	42,073	(65,014)	(8,217)	(31,158)	(87,852)	169,154	751,696	832,998	801,840	49,422	(538,151)	(488,729)	313,111	5,447,782
BNY Mellon Stock Index	7,972,033	98,731	(105,714)	(13,570)	(20,553)	324,733	318,687	1,193,099	1,836,519	1,815,966	113,096	(946,316)	(833,220)	982,746	8,954,779
BNY Mellon Sustainable U.S. Equity	2,088,333	16,511	(27,499)	(3,325)	(14,313)	42,681	265,137	142,153	449,971	435,658	34,811	(272,379)	(237,568)	198,090	2,286,423
BNY Mellon Technology Growth	1,993,752	—	(31,470)	(3,878)	(35,348)	59,982	—	1,083,649	1,143,631	1,108,283	23,016	(193,731)	(170,715)	937,568	2,931,320
Calvert EAFE International Index F Class	172,621	9,500	(3,427)	(516)	5,557	930	—	25,410	26,340	31,897	151,694	(20,173)	131,521	163,418	336,039
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Calvert Investment Grade Bond Index	$1,841,828	$58,227	$(26,152)	$(3,331)	$28,744	$(60,974)	$—	$100,286	$39,312	$68,056	$632,346	$(363,326)	$269,020	$337,076	$2,178,904
Calvert Nasdaq 100 Index	2,574,332	9,746	(37,663)	(4,676)	(32,593)	564,720	—	706,186	1,270,906	1,238,313	81,749	(1,037,913)	(956,164)	282,149	2,856,481
Calvert Russell 2000 Small Cap Index F Class	631,352	5,963	(8,263)	(1,103)	(3,403)	(2,075)	380	99,147	97,452	94,049	22,700	(13,055)	9,645	103,694	735,046
Calvert S&P MidCap 400 Index F Class	668,111	7,886	(8,478)	(1,144)	(1,736)	(4,885)	26,610	64,858	86,583	84,847	26,977	(107,535)	(80,558)	4,289	672,400
Calvert SRI Balanced	311,252	5,139	(3,988)	(481)	670	1,947	1,231	42,183	45,361	46,031	29,840	(40,995)	(11,155)	34,876	346,128
Columbia VP Select Mid Cap Value Fund - Class 1[1]	6,786	—	(15)	—	(15)	5,018	—	(4,693)	325	310	—	(7,096)	(7,096)	(6,786)	—
DWS Capital Growth VIP B	963,132	—	(12,913)	(1,576)	(14,489)	42,299	44,836	240,947	328,082	313,593	23,519	(289,350)	(265,831)	47,762	1,010,894
DWS CROCI International VIP - Class A	1,134,673	39,514	(14,903)	(1,795)	22,816	(20,567)	—	183,182	162,615	185,431	3,028	(101,524)	(98,496)	86,935	1,221,608
DWS Global Income Builder VIP A	4,952,286	160,464	(63,139)	(7,720)	89,605	(80,711)	—	624,987	544,276	633,881	225,904	(541,588)	(315,684)	318,197	5,270,483
DWS Global Small Cap VIP B	72,861	454	(969)	(116)	(631)	(3,535)	463	19,860	16,788	16,157	5,238	(7,045)	(1,807)	14,350	87,211
DWS International Growth VIP B Share	16,650	91	(232)	(28)	(169)	9	—	2,573	2,582	2,413	1,027	(15)	1,012	3,425	20,075
DWS Small Cap Index A Share	148,034	1,508	(1,430)	(303)	(225)	(14,611)	3,231	30,820	19,440	19,215	18,897	(38,692)	(19,795)	(580)	147,454
Federated Hermes High Income Bond	1,036,445	62,224	(11,403)	(1,394)	49,427	(96,040)	—	139,535	43,495	92,922	6,812	(318,197)	(311,385)	(218,463)	817,982
Federated Hermes Managed Volatility II1	406,732	7,572	(5,030)	(601)	1,941	(3,941)	—	30,259	26,318	28,259	2,932	(19,292)	(16,360)	11,899	418,631
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Fidelity Asset Manager[1]	$88,276	$2,215	$(1,156)	$(139)	$920	$(140)	$986	$8,281	$9,127	$10,047	$340	$(322)	$18	$10,065	$98,341
Fidelity Contrafund	21,896,466	118,599	(305,445)	(37,623)	(224,469)	896,174	862,722	5,150,580	6,909,476	6,685,007	378,840	(2,289,889)	(1,911,049)	4,773,958	26,670,424
Fidelity Contrafund II1	7,016	—	(15)	—	(15)	1,292	73	(1,094)	271	256	—	(7,272)	(7,272)	(7,016)	—
Fidelity Equity-Income	3,786,035	67,742	(45,940)	(5,589)	16,213	140,275	101,684	54,458	296,417	312,630	111,732	(539,644)	(427,912)	(115,282)	3,670,753
Fidelity Freedom Funds 2010 II	571,172	18,495	(6,851)	(822)	10,822	(37,688)	39,777	20,647	22,736	33,558	92	(146,796)	(146,704)	(113,146)	458,026
Fidelity Freedom Funds 2015 II	121,667	3,516	(1,407)	(169)	1,940	(10,511)	2,353	15,626	7,468	9,408	—	(34,855)	(34,855)	(25,447)	96,220
Fidelity Freedom Funds 2020 II	552,382	11,414	(4,461)	(554)	6,399	(37,180)	3,372	68,421	34,613	41,012	25,321	(284,587)	(259,266)	(218,254)	334,128
Fidelity Freedom Funds 2025 II	742,504	19,375	(9,014)	(1,180)	9,181	465	—	71,774	72,239	81,420	8,451	(72,790)	(64,339)	17,081	759,585
Fidelity Freedom Funds 2030 II	1,448,386	34,307	(18,827)	(2,259)	13,221	(2,431)	—	171,314	168,883	182,104	83,032	(116,161)	(33,129)	148,975	1,597,361
Fidelity Freedom Funds 2050 II	24,221	336	(327)	—	9	115	401	3,764	4,280	4,289	—	—	—	4,289	28,510
Fidelity Freedom Income Fund II	105,337	4,205	(1,305)	(184)	2,716	(303)	—	3,759	3,456	6,172	11	(6,628)	(6,617)	(445)	104,892
Fidelity Government Money Market Portfolio - Initial Class	23,794	4,364	(842)	(319)	3,203	—	—	—	—	3,203	120,953	(61,092)	59,861	63,064	86,858
Fidelity Government Money Market Portfolio - Service Class II	4,830,204	244,883	(67,107)	(8,311)	169,465	—	—	—	—	169,465	1,833,803	(991,800)	842,003	1,011,468	5,841,672
Fidelity Growth	11,946,532	16,846	(168,673)	(20,576)	(172,403)	636,304	609,929	2,864,537	4,110,770	3,938,367	96,134	(1,515,918)	(1,419,784)	2,518,583	14,465,115
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Fidelity Growth & Income	$4,287,936	$74,473	$(56,179)	$(7,041)	$11,253	$99,133	$168,146	$430,756	$698,035	$709,288	$72,484	$(329,288)	$(256,804)	$452,484	$4,740,420
Fidelity Growth Opportunities	3,253,658	—	(48,640)	(5,919)	(54,559)	92,920	—	1,348,391	1,441,311	1,386,752	17,095	(198,149)	(181,054)	1,205,698	4,459,356
Fidelity Index 500	1,015,912	16,022	(11,053)	(2,299)	2,670	31,654	10,206	194,718	236,578	239,248	—	(71,080)	(71,080)	168,168	1,184,080
Fidelity Mid Cap II	3,410,499	13,205	(43,154)	(5,433)	(35,382)	43,870	98,721	324,272	466,863	431,481	41,622	(259,340)	(217,718)	213,763	3,624,262
Fidelity Overseas II	137,665	1,267	(1,923)	(235)	(891)	209	425	26,069	26,703	25,812	7,556	(2,605)	4,951	30,763	168,428
Franklin Allocation VIP Fund - Class 2	323,719	4,506	(3,826)	(459)	221	(46,152)	5,230	77,131	36,209	36,430	7,335	(83,166)	(75,831)	(39,401)	284,318
Franklin DynaTech VIP Fund - Class 2	432,590	—	(6,601)	(791)	(7,392)	(7,123)	—	195,431	188,308	180,916	3,977	(7,933)	(3,956)	176,960	609,550
Franklin Income VIP Fund - Class 2	2,741,385	136,298	(33,452)	(4,217)	98,629	391	165,237	(83,309)	82,319	180,948	71,691	(306,014)	(234,323)	(53,375)	2,688,010
Franklin Mutual Shares VIP Fund - Class 2	2,960,292	54,979	(36,622)	(4,480)	13,877	(102,169)	253,049	163,587	314,467	328,344	36,867	(362,039)	(325,172)	3,172	2,963,464
Franklin Small Cap Value VIP Fund - Class 2	3,819,076	19,601	(46,442)	(5,761)	(32,602)	(244,019)	212,493	453,009	421,483	388,881	104,091	(502,641)	(398,550)	(9,669)	3,809,407
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,672,460	—	(35,409)	(4,272)	(39,681)	(112,939)	—	786,673	673,734	634,053	54,568	(336,142)	(281,574)	352,479	3,024,939
Franklin U.S. Government Securities VIP Fund - Class 2	3,289,389	87,074	(40,002)	(5,127)	41,945	(101,368)	—	147,025	45,657	87,602	135,676	(431,904)	(296,228)	(208,626)	3,080,763
Invesco American Franchise Fund I	3,892,200	—	(57,424)	(6,950)	(64,374)	93,533	104,192	1,356,209	1,553,934	1,489,560	37,585	(251,918)	(214,333)	1,275,227	5,167,427
Invesco American Franchise Fund II	612,867	—	(8,347)	(1,009)	(9,356)	(46,580)	15,879	257,076	226,375	217,019	32,554	(198,014)	(165,460)	51,559	664,426
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Invesco Discovery Mid Cap Growth Fund I	$133,885	$—	$(1,698)	$(208)	$(1,906)	$(3,099)	$—	$20,240	$17,141	$15,235	$—	$(7,156)	$(7,156)	$8,079	$141,964
Invesco Discovery Mid Cap Growth Fund II	190,619	—	(2,606)	(321)	(2,927)	(15,626)	—	40,759	25,133	22,206	26,961	(20,445)	6,516	28,722	219,341
Invesco EQV International Equity I	434,999	784	(5,301)	(647)	(5,164)	(8,880)	294	78,442	69,856	64,692	8,947	(107,010)	(98,063)	(33,371)	401,628
Invesco EQV International Equity II	3,628,904	—	(45,453)	(5,541)	(50,994)	(54,077)	2,624	651,091	599,638	548,644	148,975	(657,476)	(508,501)	40,143	3,669,047
Invesco Global Real Estate	1,601,452	23,383	(19,702)	(2,472)	1,209	(39,834)	—	151,270	111,436	112,645	36,889	(135,469)	(98,580)	14,065	1,615,517
Invesco Health Care	240,844	—	(2,942)	(366)	(3,308)	384	—	6,472	6,856	3,548	2,340	(6,893)	(4,553)	(1,005)	239,839
Invesco Small Cap Equity II	215,216	—	(2,761)	(331)	(3,092)	(5,580)	4,519	34,766	33,705	30,613	9,057	(21,211)	(12,154)	18,459	233,675
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]	4,087,660	124,467	(49,772)	(6,126)	68,569	(8,646)	349,435	(53,879)	286,910	355,479	72,552	(405,718)	(333,166)	22,313	4,109,973
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]	2,008,294	34,696	(27,536)	(3,659)	3,501	40,038	102,638	354,789	497,465	500,966	5,513	(78,223)	(72,710)	428,256	2,436,550
Morningstar Aggressive Growth ETF Asset Allocation Class I	133,520	2,609	(1,335)	(532)	742	820	2,839	16,007	19,666	20,408	—	(5,234)	(5,234)	15,174	148,694
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,182,644	17,736	(13,827)	(1,659)	2,250	33,254	22,126	102,514	157,894	160,144	19,592	(219,117)	(199,525)	(39,381)	1,143,263
Morningstar Balanced ETF Asset Allocation Class I	620,941	15,154	(6,149)	(1,936)	7,069	(1,521)	15,514	51,644	65,637	72,706	417	(492)	(75)	72,631	693,572
Morningstar Balanced ETF Asset Allocation Class II	2,758,378	50,453	(33,460)	(4,070)	12,923	(34,666)	58,725	245,768	269,827	282,750	34,987	(422,821)	(387,834)	(105,084)	2,653,294
Morningstar Conservative ETF Asset Allocation Class I	749,440	19,860	(7,253)	(1,923)	10,684	(7,293)	8,992	39,201	40,900	51,584	30,659	(34,384)	(3,725)	47,859	797,299
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Morningstar Conservative ETF Asset Allocation Class II	$143,594	$2,575	$(1,627)	$(195)	$753	$(9,919)	$1,299	$15,012	$6,392	$7,145	$12,908	$(49,398)	$(36,490)	$(29,345)	$114,249
Morningstar Growth ETF Asset Allocation Class I	88,315	1,891	(881)	(371)	639	181	2,143	9,366	11,690	12,329	—	(1,516)	(1,516)	10,813	99,128
Morningstar Growth ETF Asset Allocation Class II	1,968,562	32,572	(23,865)	(2,864)	5,843	(2,310)	42,167	201,804	241,661	247,504	24,302	(335,907)	(311,605)	(64,101)	1,904,461
Morningstar Income & Growth ETF Asset Allocation Class I	74,651	1,683	(676)	(284)	723	(1,609)	691	6,574	5,656	6,379	—	(13,880)	(13,880)	(7,501)	67,150
Morningstar Income & Growth ETF Asset Allocation Class II	497,674	11,090	(6,466)	(785)	3,839	(1,224)	5,157	37,495	41,428	45,267	11,777	(11,008)	769	46,036	543,710
Neuberger Berman AMT Mid Cap Growth Class S	308,889	—	(4,135)	(497)	(4,632)	(1,830)	—	57,369	55,539	50,907	18,037	(17,649)	388	51,295	360,184
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	23,479	85	(231)	(28)	(174)	(1,392)	733	2,356	1,697	1,523	3,096	(9,700)	(6,604)	(5,081)	18,398
Neuberger Berman AMT Sustainable Equity Class S	102,560	90	(1,400)	(174)	(1,484)	(119)	1,894	25,643	27,418	25,934	2,845	(219)	2,626	28,560	131,120
PIMCO All Asset Portfolio Advisor	227,236	6,402	(2,831)	(332)	3,239	(3,589)	—	14,633	11,044	14,283	7,544	(20,224)	(12,680)	1,603	228,839
PIMCO CommodityRealReturn Strat. Administrative Class	907,549	134,975	(10,324)	(1,259)	123,392	(32,011)	—	(173,807)	(205,818)	(82,426)	96,101	(160,576)	(64,475)	(146,901)	760,648
PIMCO Total Return Portfolio Advisor	1,150,230	21,942	(7,983)	—	13,959	(146,867)	—	171,617	24,750	38,709	144,410	(1,004,197)	(859,787)	(821,078)	329,152
Pioneer Bond VCT Class I	1,500,887	58,341	(18,459)	(2,260)	37,622	(35,636)	—	75,447	39,811	77,433	24,026	(132,313)	(108,287)	(30,854)	1,470,033
Pioneer Equity Income VCT Class II	3,669,161	55,873	(42,243)	(5,092)	8,538	(32,330)	251,936	(53,755)	165,851	174,389	80,819	(666,941)	(586,122)	(411,733)	3,257,428
Pioneer Fund VCT Class I	34,363,200	318,313	(456,799)	(54,895)	(193,381)	(659,609)	1,518,371	8,207,393	9,066,155	8,872,774	157,266	(3,140,196)	(2,982,930)	5,889,844	40,253,044
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Pioneer High Yield VCT Class II	$910,709	$37,639	$(8,890)	$(1,113)	$27,636	$(68,788)	$—	$100,904	$32,116	$59,752	$22,830	$(425,881)	$(403,051)	$(343,299)	$567,410
Pioneer Mid Cap Value VCT Class I	5,045,119	99,679	(62,271)	(7,475)	29,933	(713,986)	579,105	592,092	457,211	487,144	56,711	(653,040)	(596,329)	(109,185)	4,935,934
Pioneer Real Estate VCT Class II1	1,071,295	4,922	(4,257)	(529)	136	(356,314)	60,736	280,889	(14,689)	(14,553)	30,326	(1,087,068)	(1,056,742)	(1,071,295)	—
Pioneer Select Mid Cap Growth VCT Class I	28,144,504	—	(363,149)	(43,715)	(406,864)	(979,388)	—	6,011,349	5,031,961	4,625,097	142,803	(2,217,044)	(2,074,241)	2,550,856	30,695,360
Pioneer Strategic Income VCT Class II	2,687,174	87,014	(30,453)	(3,787)	52,774	(122,888)	—	220,166	97,278	150,052	95,127	(676,301)	(581,174)	(431,122)	2,256,052
Templeton Developing Markets VIP Fund - Class 2	1,038,729	21,911	(13,278)	(1,619)	7,014	18,092	795	85,049	103,936	110,950	25,102	(109,596)	(84,494)	26,456	1,065,185
Templeton Global Bond VIP Fund - Class 2	2,062,850	—	(24,387)	(3,108)	(27,495)	(71,016)	—	120,069	49,053	21,558	66,908	(251,587)	(184,679)	(163,121)	1,899,729
Templeton Growth VIP Fund - Class 2	2,309,918	82,439	(30,362)	(3,671)	48,406	(30,601)	—	412,981	382,380	430,786	46,560	(284,717)	(238,157)	192,629	2,502,547
Vanguard Balanced	224,407	4,780	(2,336)	(662)	1,782	(1,027)	9,264	18,481	26,718	28,500	—	(10,062)	(10,062)	18,438	242,845
Vanguard High Yield Bond	329,280	16,757	(3,152)	(700)	12,905	(3,099)	—	26,047	22,948	35,853	322,154	(89,363)	232,791	268,644	597,924
Vanguard International	770,456	11,667	(7,523)	(1,524)	2,620	(66,353)	25,157	135,676	94,480	97,100	73,794	(175,833)	(102,039)	(4,939)	765,517
Vanguard Mid-Cap Index	711,435	10,157	(6,918)	(1,964)	1,275	(8,732)	12,745	90,102	94,115	95,390	33,877	(88,851)	(54,974)	40,416	751,851
Vanguard Real Estate Index	205,523	5,062	(2,057)	(455)	2,550	(1,328)	9,552	10,630	18,854	21,404	15,934	(17,543)	(1,609)	19,795	225,318
Vanguard Total Bond Market Index	694,130	30,797	(12,883)	(2,602)	15,312	(29,847)	—	43,082	13,235	28,547	687,474	(223,505)	463,969	492,516	1,186,646
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Vanguard Total Stock Market Index	$1,895,012	$21,185	$(18,137)	$(4,186)	$(1,138)	$(43,917)	$103,246	$345,608	$404,937	$403,799	$272,726	$(596,909)	$(324,183)	$79,616	$1,974,628
Voya Global High Dividend Low Volatility Portfolio - Class S	414,078	10,539	(4,859)	(588)	5,092	5,051	13,446	(6,543)	11,954	17,046	15,993	(68,542)	(52,549)	(35,503)	378,575
VY JPMorgan Emerging Markets Equity Portfolio Initial	408,911	8,002	(5,130)	(616)	2,256	(18,393)	—	37,335	18,942	21,198	6,740	(29,689)	(22,949)	(1,751)	407,160
Wanger Acorn	42,179	—	(429)	(51)	(480)	(22,192)	—	28,880	6,688	6,208	17,851	(37,599)	(19,748)	(13,540)	28,639

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
American Century Balanced	$8,327,011	$84,351	$(87,219)	$(10,961)	$(13,829)	$(9,854)	$1,087,724	$(2,572,943)	$(1,495,073)	$(1,508,902)	$348,082	$(566,897)	$(218,815)	$(1,727,717)	$6,599,294
American Century Inflation Protection II	2,469,777	107,089	(27,113)	(3,356)	76,620	4,829	11,825	(435,039)	(418,385)	(341,765)	196,427	(440,529)	(244,102)	(585,867)	1,883,910
American Century International	6,535,364	72,556	(60,789)	(7,443)	4,324	(37,816)	763,704	(2,389,422)	(1,663,534)	(1,659,210)	126,050	(992,092)	(866,042)	(2,525,252)	4,010,112
American Century Large Company Value II	444,812	8,414	(5,461)	(667)	2,286	1,926	22,442	(34,904)	(10,536)	(8,250)	16,799	(4,968)	11,831	3,581	448,393
American Century Ultra I	531,822	—	(5,043)	(649)	(5,692)	10,374	43,496	(222,315)	(168,445)	(174,137)	3,541	(19,826)	(16,285)	(190,422)	341,400
American Century Ultra II	766,521	—	(6,642)	(862)	(7,504)	(9,204)	63,098	(274,778)	(220,884)	(228,388)	29,217	(183,754)	(154,537)	(382,925)	383,596
American Century Value	2,804,988	53,125	(32,132)	(4,032)	16,961	160,461	214,822	(421,417)	(46,134)	(29,173)	66,876	(547,003)	(480,127)	(509,300)	2,295,688
BlackRock Advantage Large Cap Value V.I. Fund[1]	—	—	(149)	—	(149)	(730)	—	—	(730)	(879)	42,271	(41,392)	879	—	—
BNY Mellon Appreciation[1]	4,112,313	22,410	(42,058)	(5,125)	(24,773)	(87,185)	1,007,004	(1,680,810)	(760,991)	(785,764)	57,295	(253,026)	(195,731)	(981,495)	3,130,818
BNY Mellon MidCap Stock	6,675,148	41,494	(69,972)	(8,883)	(37,361)	(80,256)	1,399,623	(2,293,745)	(974,378)	(1,011,739)	81,051	(609,789)	(528,738)	(1,540,477)	5,134,671
BNY Mellon Stock Index	10,824,327	96,159	(111,205)	(14,272)	(29,318)	367,154	772,089	(3,171,905)	(2,032,662)	(2,061,980)	243,330	(1,033,644)	(790,314)	(2,852,294)	7,972,033
BNY Mellon Sustainable U.S. Equity	2,985,431	12,655	(29,851)	(3,608)	(20,804)	57,657	173,323	(907,530)	(676,550)	(697,354)	34,462	(234,206)	(199,744)	(897,098)	2,088,333
BNY Mellon Technology Growth	4,155,363	—	(33,040)	(4,098)	(37,138)	28,716	265,424	(2,165,499)	(1,871,359)	(1,908,497)	23,635	(276,749)	(253,114)	(2,161,611)	1,993,752
Calvert EAFE International Index F Class	248,475	6,236	(2,387)	(339)	3,510	4,395	—	(48,198)	(43,803)	(40,293)	5,114	(40,675)	(35,561)	(75,854)	172,621
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Calvert Investment Grade Bond Index	$2,402,666	$53,082	$(25,731)	$(3,119)	$24,232	$(23,673)	$—	$(319,971)	$(343,644)	$(319,412)	$85,024	$(326,450)	$(241,426)	$(560,838)	$1,841,828
Calvert Nasdaq 100 Index	4,127,912	5,589	(38,207)	(4,729)	(37,347)	183,582	144,480	(1,626,333)	(1,298,271)	(1,335,618)	82,742	(300,704)	(217,962)	(1,553,580)	2,574,332
Calvert Russell 2000 Small Cap Index F Class	969,336	5,631	(9,248)	(1,227)	(4,844)	11,288	70,710	(280,387)	(198,389)	(203,233)	36,805	(171,556)	(134,751)	(337,984)	631,352
Calvert S&P MidCap 400 Index F Class	875,155	6,499	(9,059)	(1,204)	(3,764)	11,764	73,559	(210,217)	(124,894)	(128,658)	22,800	(101,186)	(78,386)	(207,044)	668,111
Calvert SRI Balanced	362,705	3,966	(4,034)	(486)	(554)	190	31,452	(91,729)	(60,087)	(60,641)	12,015	(2,827)	9,188	(51,453)	311,252
Columbia VP Select Mid Cap Value Fund - Class 1[1]	7,586	—	(86)	—	(86)	61	—	(775)	(714)	(800)	—	—	—	(800)	6,786
DWS Capital Growth VIP B	1,726,405	—	(14,901)	(1,814)	(16,715)	66,537	199,666	(761,946)	(495,743)	(512,458)	82,685	(333,500)	(250,815)	(763,273)	963,132
DWS CROCI International VIP - Class A	1,450,055	38,704	(15,002)	(1,807)	21,895	(13,914)	—	(212,565)	(226,479)	(204,584)	7,961	(118,759)	(110,798)	(315,382)	1,134,673
DWS Global Income Builder VIP A	6,768,984	171,234	(71,600)	(8,770)	90,864	(165,687)	496,798	(1,514,252)	(1,183,141)	(1,092,277)	41,949	(766,370)	(724,421)	(1,816,698)	4,952,286
DWS Global Small Cap VIP B	106,493	222	(1,050)	(126)	(954)	(3,805)	16,206	(38,577)	(26,176)	(27,130)	2,758	(9,260)	(6,502)	(33,632)	72,861
DWS International Growth VIP B Share	91,423	523	(651)	(96)	(224)	(14,843)	920	(8,742)	(22,665)	(22,889)	9,878	(61,762)	(51,884)	(74,773)	16,650
DWS Small Cap Index A Share	223,859	1,445	(1,638)	(336)	(529)	(5,466)	27,180	(66,413)	(44,699)	(45,228)	—	(30,597)	(30,597)	(75,825)	148,034
Federated Hermes High Income Bond	1,399,620	69,187	(14,869)	(1,811)	52,507	(56,239)	—	(171,921)	(228,160)	(175,653)	6,047	(193,569)	(187,522)	(363,175)	1,036,445
Federated Hermes Managed Volatility II1	500,419	8,195	(5,409)	(649)	2,137	(84)	102,745	(178,971)	(76,310)	(74,173)	1,011	(20,525)	(19,514)	(93,687)	406,732
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Fidelity Asset Manager[1]	$105,170	$1,946	$(1,157)	$(139)	$650	$(109)	$6,127	$(23,639)	$(17,621)	$(16,971)	$359	$(282)	$77	$(16,894)	$88,276
Fidelity Contrafund	33,478,685	124,090	(318,426)	(39,175)	(233,511)	655,648	1,190,601	(10,577,086)	(8,730,837)	(8,964,348)	474,540	(3,092,411)	(2,617,871)	(11,582,219)	21,896,466
Fidelity Contrafund II1	9,661	21	(96)	—	(75)	40	384	(2,994)	(2,570)	(2,645)	—	—	—	(2,645)	7,016
Fidelity Equity-Income	4,297,368	72,899	(49,391)	(6,050)	17,458	74,370	128,120	(492,546)	(290,056)	(272,598)	189,107	(427,842)	(238,735)	(511,333)	3,786,035
Fidelity Freedom Funds 2010 II	677,603	11,643	(7,504)	(900)	3,239	(1,552)	36,289	(138,444)	(103,707)	(100,468)	—	(5,963)	(5,963)	(106,431)	571,172
Fidelity Freedom Funds 2015 II	330,706	2,438	(1,715)	(206)	517	14,266	12,755	(55,468)	(28,447)	(27,930)	—	(181,109)	(181,109)	(209,039)	121,667
Fidelity Freedom Funds 2020 II	922,601	10,037	(6,900)	(950)	2,187	21,661	49,821	(185,293)	(113,811)	(111,624)	103,572	(362,167)	(258,595)	(370,219)	552,382
Fidelity Freedom Funds 2025 II	1,112,782	15,679	(10,026)	(1,301)	4,352	40,875	63,423	(276,844)	(172,546)	(168,194)	21,420	(223,504)	(202,084)	(370,278)	742,504
Fidelity Freedom Funds 2030 II	2,175,154	28,498	(19,884)	(2,386)	6,228	80,485	128,106	(563,537)	(354,946)	(348,718)	107,343	(485,393)	(378,050)	(726,768)	1,448,386
Fidelity Freedom Funds 2050 II	30,081	362	(317)	—	45	93	2,123	(8,121)	(5,905)	(5,860)	—	—	—	(5,860)	24,221
Fidelity Freedom Income Fund II	156,441	2,488	(1,527)	(212)	749	954	4,934	(25,654)	(19,766)	(19,017)	768	(32,855)	(32,087)	(51,104)	105,337
Fidelity Government Money Market Portfolio - Initial Class	20,531	540	(321)	(120)	99	—	—	—	—	99	21,260	(18,096)	3,164	3,263	23,794
Fidelity Government Money Market Portfolio - Service Class II	5,394,672	61,830	(63,989)	(7,927)	(10,086)	—	—	—	—	(10,086)	584,572	(1,138,954)	(554,382)	(564,468)	4,830,204
Fidelity Growth	19,636,445	96,538	(194,947)	(23,746)	(122,155)	713,483	1,163,615	(6,682,300)	(4,805,202)	(4,927,357)	122,378	(2,884,934)	(2,762,556)	(7,689,913)	11,946,532
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Fidelity Growth & Income	$4,924,982	$72,554	$(56,179)	$(7,055)	$9,320	$83,754	$87,466	$(492,943)	$(321,723)	$(312,403)	$66,692	$(391,335)	$(324,643)	$(637,046)	$4,287,936
Fidelity Growth Opportunities	5,588,930	—	(49,473)	(6,025)	(55,498)	79,786	777,926	(2,954,460)	(2,096,748)	(2,152,246)	26,425	(209,451)	(183,026)	(2,335,272)	3,253,658
Fidelity Index 500	1,365,779	16,030	(11,184)	(2,386)	2,460	9,217	8,397	(272,133)	(254,519)	(252,059)	—	(97,808)	(97,808)	(349,867)	1,015,912
Fidelity Mid Cap II	4,740,785	9,697	(48,262)	(6,079)	(44,644)	89,363	256,578	(1,063,399)	(717,458)	(762,102)	78,109	(646,293)	(568,184)	(1,330,286)	3,410,499
Fidelity Overseas II	332,483	1,223	(2,641)	(320)	(1,738)	(10,023)	2,400	(79,215)	(86,838)	(88,576)	8,211	(114,453)	(106,242)	(194,818)	137,665
Franklin Allocation VIP Fund - Class 2	410,911	5,722	(4,349)	(522)	851	(10,385)	34,393	(95,413)	(71,405)	(70,554)	9,822	(26,460)	(16,638)	(87,192)	323,719
Franklin DynaTech VIP Fund - Class 2	784,974	—	(6,741)	(808)	(7,549)	(26,620)	279,003	(562,300)	(309,917)	(317,466)	3,151	(38,069)	(34,918)	(352,384)	432,590
Franklin Income VIP Fund - Class 2	3,334,673	147,917	(37,302)	(4,668)	105,947	28,950	60,040	(419,874)	(330,884)	(224,937)	96,610	(464,961)	(368,351)	(593,288)	2,741,385
Franklin Mutual Shares VIP Fund - Class 2	3,837,690	57,568	(40,970)	(5,005)	11,593	(57,679)	347,661	(621,412)	(331,430)	(319,837)	57,131	(614,692)	(557,561)	(877,398)	2,960,292
Franklin Small Cap Value VIP Fund - Class 2	4,909,084	41,958	(52,112)	(6,450)	(16,604)	(247,496)	791,789	(1,080,844)	(536,551)	(553,155)	91,033	(627,886)	(536,853)	(1,090,008)	3,819,076
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4,354,289	—	(38,202)	(4,610)	(42,812)	(59,168)	795,548	(2,177,197)	(1,440,817)	(1,483,629)	60,107	(258,307)	(198,200)	(1,681,829)	2,672,460
Franklin U.S. Government Securities VIP Fund - Class 2	4,322,065	90,711	(47,146)	(6,053)	37,512	(130,042)	—	(364,591)	(494,633)	(457,121)	151,016	(726,571)	(575,555)	(1,032,676)	3,289,389
Invesco American Franchise Fund I	6,289,410	—	(58,262)	(7,055)	(65,317)	236,728	1,205,760	(3,328,316)	(1,885,828)	(1,951,145)	34,586	(480,651)	(446,065)	(2,397,210)	3,892,200
Invesco American Franchise Fund II	931,861	—	(9,100)	(1,098)	(10,198)	5,553	201,983	(499,330)	(291,794)	(301,992)	39,734	(56,736)	(17,002)	(318,994)	612,867
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Invesco Discovery Mid Cap Growth Fund I	$198,017	$—	$(1,883)	$(224)	$(2,107)	$(464)	$40,953	$(101,641)	$(61,152)	$(63,259)	$—	$(873)	$(873)	$(64,132)	$133,885
Invesco Discovery Mid Cap Growth Fund II	274,567	—	(2,657)	(330)	(2,987)	(16,176)	69,910	(139,848)	(86,114)	(89,101)	39,596	(34,443)	5,153	(83,948)	190,619
Invesco EQV International Equity I	576,840	7,741	(5,896)	(719)	1,126	(10,557)	49,375	(155,816)	(116,998)	(115,872)	44,721	(70,690)	(25,969)	(141,841)	434,999
Invesco EQV International Equity II	5,126,024	54,654	(49,868)	(6,069)	(1,283)	3,924	427,524	(1,427,457)	(996,009)	(997,292)	232,408	(732,236)	(499,828)	(1,497,120)	3,628,904
Invesco Global Real Estate	2,276,000	52,910	(22,998)	(2,891)	27,021	(6,975)	—	(595,238)	(602,213)	(575,192)	47,945	(147,301)	(99,356)	(674,548)	1,601,452
Invesco Health Care	314,367	—	(3,229)	(412)	(3,641)	2,878	33,551	(79,597)	(43,168)	(46,809)	2,461	(29,175)	(26,714)	(73,523)	240,844
Invesco Small Cap Equity II	293,475	—	(2,899)	(348)	(3,247)	310	45,634	(106,143)	(60,199)	(63,446)	3,762	(18,575)	(14,813)	(78,259)	215,216
JP Morgan Insurance Trust Mid Cap Value I1	4,837,312	41,952	(54,888)	(6,748)	(19,684)	38,750	630,540	(1,103,771)	(434,481)	(454,165)	146,176	(441,663)	(295,487)	(749,652)	4,087,660
JP Morgan Insurance Trust U.S. Equity I1	2,673,140	11,833	(27,860)	(3,709)	(19,736)	65,602	327,481	(897,604)	(504,521)	(524,257)	7,006	(147,595)	(140,589)	(664,846)	2,008,294
Morningstar Aggressive Growth ETF Asset Allocation Class I	158,714	2,459	(1,335)	(534)	590	524	4,963	(28,415)	(22,928)	(22,338)	—	(2,856)	(2,856)	(25,194)	133,520
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,381,293	18,525	(15,327)	(1,839)	1,359	4,017	43,745	(247,511)	(199,749)	(198,390)	15,386	(15,645)	(259)	(198,649)	1,182,644
Morningstar Balanced ETF Asset Allocation Class I	724,260	13,133	(6,144)	(1,937)	5,052	(1,437)	30,273	(133,076)	(104,240)	(99,188)	289	(4,420)	(4,131)	(103,319)	620,941
Morningstar Balanced ETF Asset Allocation Class II	3,437,217	48,991	(37,013)	(4,523)	7,455	(14,205)	133,405	(600,714)	(481,514)	(474,059)	32,572	(237,352)	(204,780)	(678,839)	2,758,378
Morningstar Conservative ETF Asset Allocation Class I	628,586	13,517	(7,241)	(1,924)	4,352	(1,159)	26,686	(131,550)	(106,023)	(101,671)	224,308	(1,783)	222,525	120,854	749,440
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Morningstar Conservative ETF Asset Allocation Class II	$230,079	$2,225	$(2,032)	$(247)	$(54)	$(1,880)	$5,152	$(27,625)	$(24,353)	$(24,407)	$1,210	$(63,288)	$(62,078)	$(86,485)	$143,594
Morningstar Growth ETF Asset Allocation Class I	102,933	1,694	(869)	(366)	459	102	3,600	(18,701)	(14,999)	(14,540)	—	(78)	(78)	(14,618)	88,315
Morningstar Growth ETF Asset Allocation Class II	2,689,931	32,699	(27,185)	(3,262)	2,252	6,370	82,130	(461,506)	(373,006)	(370,754)	34,031	(384,646)	(350,615)	(721,369)	1,968,562
Morningstar Income & Growth ETF Asset Allocation Class I	99,302	1,716	(796)	(335)	585	(652)	3,666	(16,549)	(13,535)	(12,950)	—	(11,701)	(11,701)	(24,651)	74,651
Morningstar Income & Growth ETF Asset Allocation Class II	639,150	9,051	(6,953)	(862)	1,236	(1,611)	22,708	(108,166)	(87,069)	(85,833)	13,691	(69,334)	(55,643)	(141,476)	497,674
Neuberger Berman AMT Mid Cap Growth Class S	513,901	—	(4,585)	(551)	(5,136)	20,404	70,278	(235,132)	(144,450)	(149,586)	23,759	(79,185)	(55,426)	(205,012)	308,889
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	26,978	38	(302)	(36)	(300)	341	3,055	(6,060)	(2,664)	(2,964)	1,209	(1,744)	(535)	(3,499)	23,479
Neuberger Berman AMT Sustainable Equity Class S	168,281	133	(1,471)	(175)	(1,513)	1,524	10,191	(37,916)	(26,201)	(27,714)	1,824	(39,831)	(38,007)	(65,721)	102,560
PIMCO All Asset Portfolio Advisor	325,091	19,930	(3,352)	(394)	16,184	(4,299)	22,453	(74,586)	(56,432)	(40,248)	4,045	(61,652)	(57,607)	(97,855)	227,236
PIMCO CommodityRealReturn Strat. Administrative Class	1,105,302	244,958	(13,924)	(1,695)	229,339	48,726	—	(164,273)	(115,547)	113,792	54,778	(366,323)	(311,545)	(197,753)	907,549
PIMCO Total Return Portfolio Advisor	279,065	27,707	(13,176)	—	14,531	(21,101)	—	(168,013)	(189,114)	(174,583)	1,158,676	(112,928)	1,045,748	871,165	1,150,230
Pioneer Bond VCT Class I	1,953,351	41,385	(21,374)	(2,633)	17,378	(38,668)	36,451	(314,209)	(316,426)	(299,048)	40,308	(193,724)	(153,416)	(452,464)	1,500,887
Pioneer Equity Income VCT Class II	4,845,571	61,495	(50,428)	(6,070)	4,997	(266,920)	477,392	(648,030)	(437,558)	(432,561)	57,544	(801,393)	(743,849)	(1,176,410)	3,669,161
Pioneer Fund VCT Class I	47,147,541	254,234	(493,938)	(59,351)	(299,055)	(1,377,747)	6,339,445	(14,234,213)	(9,272,515)	(9,571,570)	167,684	(3,380,455)	(3,212,771)	(12,784,341)	34,363,200
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Pioneer High Yield VCT Class II	$1,262,575	$48,583	$(12,628)	$(1,662)	$34,293	$(17,318)	$—	$(161,790)	$(179,108)	$(144,815)	$50,968	$(258,019)	$(207,051)	$(351,866)	$910,709
Pioneer Mid Cap Value VCT Class I	5,652,538	108,335	(64,802)	(7,781)	35,752	(154,792)	2,094,963	(2,368,220)	(428,049)	(392,297)	54,112	(269,234)	(215,122)	(607,419)	5,045,119
Pioneer Real Estate VCT Class II1	1,979,875	21,585	(17,810)	(2,212)	1,563	(228,972)	90,776	(446,796)	(584,992)	(583,429)	72,548	(397,699)	(325,151)	(908,580)	1,071,295
Pioneer Select Mid Cap Growth VCT Class I	45,246,375	—	(411,716)	(49,548)	(461,264)	(818,640)	6,428,554	(19,370,182)	(13,760,268)	(14,221,532)	166,311	(3,046,650)	(2,880,339)	(17,101,871)	28,144,504
Pioneer Strategic Income VCT Class II	3,353,807	85,371	(37,152)	(4,689)	43,530	(43,492)	112,072	(579,015)	(510,435)	(466,905)	111,808	(311,536)	(199,728)	(666,633)	2,687,174
Templeton Developing Markets VIP Fund - Class 2	1,479,549	30,373	(14,306)	(1,752)	14,315	12,408	87,767	(449,021)	(348,846)	(334,531)	37,846	(144,135)	(106,289)	(440,820)	1,038,729
Templeton Global Bond VIP Fund - Class 2	2,394,001	—	(27,150)	(3,449)	(30,599)	(68,884)	—	(47,199)	(116,083)	(146,682)	60,223	(244,692)	(184,469)	(331,151)	2,062,850
Templeton Growth VIP Fund - Class 2	2,949,599	3,992	(31,153)	(3,766)	(30,927)	(66,301)	—	(273,077)	(339,378)	(370,305)	79,505	(348,881)	(269,376)	(639,681)	2,309,918
Vanguard Balanced	274,949	4,630	(2,480)	(669)	1,481	(4,539)	23,193	(62,548)	(43,894)	(42,413)	15,300	(23,429)	(8,129)	(50,542)	224,407
Vanguard High Yield Bond	1,484,932	15,220	(5,539)	(1,196)	8,485	(37,501)	—	(63,007)	(100,508)	(92,023)	110,689	(1,174,318)	(1,063,629)	(1,155,652)	329,280
Vanguard International	1,212,369	11,228	(8,266)	(1,658)	1,304	(76,738)	166,467	(449,806)	(360,077)	(358,773)	116,728	(199,868)	(83,140)	(441,913)	770,456
Vanguard Mid-Cap Index	1,222,498	10,700	(8,832)	(2,382)	(514)	(50,686)	101,514	(293,063)	(242,235)	(242,749)	396	(268,710)	(268,314)	(511,063)	711,435
Vanguard Real Estate Index	346,854	5,374	(2,690)	(588)	2,096	(7,748)	12,135	(98,734)	(94,347)	(92,251)	294	(49,374)	(49,080)	(141,331)	205,523
Vanguard Total Bond Market Index	949,137	17,197	(7,770)	(1,628)	7,799	(19,332)	6,103	(126,756)	(139,985)	(132,186)	27,164	(149,985)	(122,821)	(255,007)	694,130
SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2022

Sub-Account	Net Assets as of January 1, 2022	Dividends	Mortality and Expense Risk Charge	Asset-Related Administration Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2022
Vanguard Total Stock Market Index	$2,908,387	$30,892	$(21,810)	$(4,581)	$4,501	$(88,470)	$165,477	$(652,609)	$(575,602)	$(571,101)	$379,479	$(821,753)	$(442,274)	$(1,013,375)	$1,895,012
Voya Global High Dividend Low Volatility Portfolio - Class S	479,145	10,499	(5,282)	(640)	4,577	3,469	14,047	(52,937)	(35,421)	(30,844)	1,501	(35,724)	(34,223)	(65,067)	414,078
VY JPMorgan Emerging Markets Equity Portfolio Initial	602,409	—	(5,635)	(676)	(6,311)	(12,770)	123,906	(265,135)	(153,999)	(160,310)	3,155	(36,343)	(33,188)	(193,498)	408,911
Wanger Acorn	68,374	—	(622)	(75)	(697)	(3,859)	17,396	(36,301)	(22,764)	(23,461)	—	(2,734)	(2,734)	(26,195)	42,179

1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS

Symetra Separate Account C
Notes to Financial Statements
1.   ORGANIZATION
Symetra Separate Account C (the "Separate Account") is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company ("Symetra Life"), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable annuity products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units ("Units"). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies ("Mutual Funds") as indicated below. Not all sub-accounts are available in all Symetra Life variable annuity products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.
Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of Symetra Life's or Symetra Financial Corporation's other business activities.
The Statements of Operations and Changes in Net Assets are reported for the years ended December 31, 2023 and December 31, 2022 for the following sub-accounts, except as noted in footnotes 6 and 7 to the table below.
Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Century Variable Portfolios, Inc.
American Century Balanced	VP Balanced Fund
American Century Inflation Protection II	VP Inflation Protection Class II Fund
American Century International	VP International Fund
American Century Large Company Value II	VP Large Company Value Class II Fund
American Century Ultra I	VP Ultra Class I Fund
American Century Ultra II	VP Ultra Class II Fund
American Century Value	VP Value Fund

BlackRock Variable Series Fund, Inc
BlackRock Advantage Large Cap Value V.I. Fund[7]	BlackRock Advantage Large Cap Value V.I. Fund, Class III

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation[5]	BNY Mellon VIF Appreciation Portfolio — Initial Shares

BNY Mellon Investment Portfolios
BNY Mellon MidCap Stock	BNY Mellon IP MidCap Stock Portfolio — Initial Shares
BNY Mellon Technology Growth	BNY Mellon IP Technology Growth Portfolio — Initial Shares

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index	BNY Mellon Stock Index Fund, Inc. — Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity	BNY Mellon Sustainable U.S. Equity Portfolio Inc. — Initial Shares

Calvert Variable Series, Inc.
Calvert EAFE International Index F Class	Calvert VP EAFE International Index Portfolio — Class F
Calvert Investment Grade Bond Index	Calvert VP Investment Grade Bond Index Portfolio
Calvert Nasdaq 100 Index	Calvert VP Nasdaq — 100 Index Portfolio
Calvert Russell 2000 Small Cap Index F Class	Calvert VP Russell 2000 Small Cap Index Portfolio — Class F
Calvert S&P MidCap 400 Index F Class	Calvert VP S&P MidCap 400 Index Portfolio — Class F
Calvert SRI Balanced	Calvert VP SRI Balanced Portfolio

Columbia Funds Variable Insurance Trust
Columbia VP Select Mid Cap Value Fund - Class 1[6]	Columbia VP Select Mid Cap Value Fund — Class 1

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
DWS Variable Series I and II
DWS Capital Growth VIP B	DWS Capital Growth VIP — Class B Shares
DWS CROCI International VIP - Class A	DWS CROCI International VIP — Class A Shares
DWS Global Income Builder VIP A	DWS Global Income Builder VIP — Class A Shares
DWS Global Small Cap VIP B	DWS Global Small Cap VIP — Class B Shares
DWS International Growth VIP B Share	DWS International Growth VIP — Class B Shares
DWS Small Cap Index A Share	DWS Small Cap Index VIP — Class A Shares

Federated Insurance Series
Federated Hermes High Income Bond	Federated Hermes High Income Bond Fund II
Federated Hermes Managed Volatility II4	Federated Hermes Managed Volatility Fund II

Fidelity Variable Insurance Products Fund 1 (VIP)
Fidelity Asset Manager[4]	VIP Asset Manager Portfolio — Initial Class
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Contrafund II6	VIP Contrafund® Portfolio — Service Class 2
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
Fidelity Freedom Funds 2010 II	VIP Freedom Funds 2010 Portfolio — Service Class 2
Fidelity Freedom Funds 2015 II	VIP Freedom Funds 2015 Portfolio — Service Class 2
Fidelity Freedom Funds 2020 II	VIP Freedom Funds 2020 Portfolio — Service Class 2
Fidelity Freedom Funds 2025 II	VIP Freedom Funds 2025 Portfolio — Service Class 2
Fidelity Freedom Funds 2030 II	VIP Freedom Funds 2030 Portfolio — Service Class 2
Fidelity Freedom Funds 2050 II	VIP Freedom Funds 2050 Portfolio — Service Class 2
Fidelity Freedom Income Fund II	VIP Freedom Income Portfolio — Service Class 2
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Government Money Market Portfolio - Service Class II	VIP Government Money Market Portfolio — Service Class II
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas II	VIP Overseas Portfolio — Service Class 2

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund - Class 2	Franklin Allocation VIP Fund - Class 2
Franklin DynaTech VIP Fund - Class 2	Franklin DynaTech VIP Fund - Class 2
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual shares VIP Fund - Class 2
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund - Class 2

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund - Series I
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund - Series II
Invesco Discovery Mid Cap Growth Fund I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco Discovery Mid Cap Growth Fund II	Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Invesco EQV International Equity I	Invesco V.I. EQV International Equity Fund - Series I
Invesco EQV International Equity II	Invesco V.I. EQV International Equity Fund - Series II
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund - Series I
Invesco Health Care	Invesco V.I. Health Care Fund - Series I
Invesco Small Cap Equity II	Invesco V.I. Small Cap Equity Fund - Series II

Lincoln Investment Advisors
LVIP JPMorgan Mid Cap Value Fund - Standard Class[2]	LVIP JPMorgan Mid Cap Value Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Standard Class[3]	LVIP JPMorgan U.S. Equity Fund - Standard Class

ALPS Variable Investment Trust
Morningstar Aggressive Growth ETF Asset Allocation Class I	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class I
Morningstar Aggressive Growth ETF Asset Allocation Class II	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class II
Morningstar Balanced ETF Asset Allocation Class I	Morningstar Balanced ETF Asset Allocation Portfolio — Class I
Morningstar Balanced ETF Asset Allocation Class II	Morningstar Balanced ETF Asset Allocation Portfolio — Class II
Morningstar Conservative ETF Asset Allocation Class I	Morningstar Conservative ETF Asset Allocation Portfolio — Class I
Morningstar Conservative ETF Asset Allocation Class II	Morningstar Conservative ETF Asset Allocation Portfolio — Class II
Morningstar Growth ETF Asset Allocation Class I	Morningstar Growth ETF Asset Allocation Portfolio — Class I
Morningstar Growth ETF Asset Allocation Class II	Morningstar Growth ETF Asset Allocation Portfolio — Class II
Morningstar Income & Growth ETF Asset Allocation Class I	Morningstar Income & Growth ETF Asset Allocation Portfolio — Class I
Morningstar Income & Growth ETF Asset Allocation Class II	Morningstar Income & Growth ETF Asset Allocation Portfolio — Class II

Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Class S	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class S
Neuberger Berman AMT Sustainable Equity Class S	Neuberger Berman AMT Sustainable Equity Portfolio — Class S

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat.	PIMCO CommodityRealReturn® Strategy Portfolio —
Administrative Class	Administrative Class Shares
PIMCO Total Return Portfolio Advisor	PIMCO Total Return Portfolio — Advisor Class Shares

Symetra Separate Account C
Notes to Financial Statements
1.	ORGANIZATION (continued)

Sub-Account	Mutual Fund
Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Real Estate VCT Class II1	Pioneer Real Estate VCT Portfolio — Class II
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund - Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index	Vanguard VIF — Real Estate Index Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio - Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I

Wanger Advisors Trust
Wanger Acorn	Wanger Acorn

1 Effective April 28, 2023 Pioneer Real Estate VCT Class II was liquidated and no longer available for sale.
2 LVIP JPMorgan Mid Cap Value Fund – Standard Class was known as JP Morgan Insurance Trust Mid Cap Value I prior to May 1, 2023.
3 LVIP JPMorgan U.S. Equity Fund - Standard Class was known as JP Morgan Insurance Trust U.S. Equity I prior to May 1, 2023.
4 Effective May 1, 2023 the Sub-account was closed and no longer available in the Spinnaker Advisor Variable Annuity product.
5 Effective May 1, 2023 the Sub-account was closed and no longer available in the Spinnaker Choice Variable Annuity product.
6 There was activity in the current year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2023.
7 There was activity in the prior year and no activity in the current year and no net asset balance to report on the Statements of Assets and Liabilities as of
December 31, 2023.

Symetra Separate Account C
Notes to Financial Statements
2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).
INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.
The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority ("Level 1"), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities ("Level 2") and significant unobservable inputs, including the reporting entity's estimates of the assumptions that market participants would use, having the lowest priority ("Level 3").
The availability of observable market information is the principal factor in determining the level to which the Separate Account's investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.
INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.
INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.
DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.
FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a "Life Insurance Company" under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.

3.     EXPENSES AND RELATED PARTY TRANSACTIONS

Symetra Life assumes mortality and expense ("M&E") risks and incurs asset-related administrative expenses related to the operations of the Separate Account. Optional benefit charges may be elected for a guaranteed minimum death benefit ("GMDB") and an earnings enhancement benefit ("EEB") for certain products. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these expenses. These charges are included in net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets. Symetra Life also deducts annual contract maintenance charges which are reflected as a contract maintenance charge in the accompanying Statements of Operations and Changes in Net Assets. The table below describes the maximum charges for the fees and expenses charged by product.

Annual Periodic Charges	Mortality and expense risk[1]	Asset-related administrative[1]	Optional (GMDB)[1]	Optional (EEB)[1]	Contract Maintenance
Spinnaker & Mainsail	1.25%	0.15%	0.20%	0.15%	$30
Spinnaker Advisor	1.25%	0.20%	Not Available	Not Available	$30
Spinnaker Choice	1.40%	0.15%	0.20%	0.15%	No Charge
Focus	0.95%	0.40%	0.10%	Not Available	$40
Retirement Passport	1.25%	No Charge	Not Available	Not Available	$30
Retirement Passport — Calvert sub accounts	1.25%	0.10%	Not Available	Not Available	$30
Retirement Passport — Vanguard sub accounts	1.25%	0.25%	Not Available	Not Available	$30
1 As a percentage of average daily net assets of each sub-account deducted daily.
A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year. A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year. These charges are reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. A surrender charge may be applicable in the first eight years on withdrawals that

Symetra Separate Account C
Notes to Financial Statements

3.     EXPENSES AND RELATED PARTY TRANSACTIONS (continued)

exceed the free withdrawal amount. The surrender charge is reflected as transfers out in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.
The Retirement Passport product may allow the owner of the policy to take a loan against their account value. A loan application charge of $50 or 2.50 percent of the loan amount, whichever is less, will be deducted from the sub-account with the highest balance at the time the loan is approved. An annual loan maintenance charge of $35 or 2.50 percent of the loan amount, whichever is less, will be deducted from the sub-account with the highest balance. These charges are reflected as transfers out in the accompanying Statements of Operations and Changes in Net Assets.

4.INVESTMENT TRANSACTIONS
The following table summarizes investment purchases and proceeds from sales activity by sub-account for the year ended December 31, 2023.

Sub-Account	Purchases	Proceeds From Sales
American Century Balanced	$168,287	$1,080,684
American Century Inflation Protection II	126,535	398,599
American Century International	99,314	415,857
American Century Large Company Value II	33,319	54,414
American Century Ultra I	30,983	63,569
American Century Ultra II	73,054	156,338
American Century Value	262,938	248,212
BNY Mellon Appreciation[1]	322,367	407,419
BNY Mellon MidCap Stock	225,322	576,057
BNY Mellon Stock Index	455,426	990,511
BNY Mellon Sustainable U.S. Equity	302,323	289,068
BNY Mellon Technology Growth	11,526	217,588
Calvert EAFE International Index F Class	160,910	23,832
Calvert Investment Grade Bond Index	664,796	367,033
Calvert Nasdaq 100 Index	66,815	1,055,571
Calvert Russell 2000 Small Cap Index F Class	26,716	20,096
Calvert S&P MidCap 400 Index F Class	59,321	115,005
Calvert SRI Balanced	35,138	44,389
Columbia VP Select Mid Cap Value Fund - Class 1[1]	—	7,107
DWS Capital Growth VIP B	62,267	297,752
DWS CROCI International VIP - Class A	39,530	115,209
DWS Global Income Builder VIP A	363,629	589,707
DWS Global Small Cap VIP B	6,033	8,007
DWS International Growth VIP B Share	1,061	218
DWS Small Cap Index A Share	23,634	40,420
Federated Hermes High Income Bond	63,644	325,604
Federated Hermes Managed Volatility II1	9,773	24,193
Fidelity Asset Manager[1]	3,415	1,490
Fidelity Contrafund	1,203,354	2,476,151
Fidelity Contrafund II1	73	7,285
Fidelity Equity-Income	251,314	561,332
Fidelity Freedom Funds 2010 II	58,341	154,445
Fidelity Freedom Funds 2015 II	5,869	36,429

Symetra Separate Account C
Notes to Financial Statements

4.	INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Fidelity Freedom Funds 2020 II	$39,230	$288,726
Fidelity Freedom Funds 2025 II	25,495	80,653
Fidelity Freedom Funds 2030 II	104,612	124,520
Fidelity Freedom Funds 2050 II	737	326
Fidelity Freedom Income Fund II	4,206	8,107
Fidelity Government Money Market Portfolio - Initial Class	125,305	62,240
Fidelity Government Money Market Portfolio - Service Class II	1,993,072	981,607
Fidelity Growth	649,034	1,631,291
Fidelity Growth & Income	285,376	362,778
Fidelity Growth Opportunities	5,251	240,865
Fidelity Index 500	26,286	84,496
Fidelity Mid Cap II	136,183	290,565
Fidelity Overseas II	8,614	4,130
Franklin Allocation VIP Fund - Class 2	15,668	86,048
Franklin DynaTech VIP Fund - Class 2	2,176	13,526
Franklin Income VIP Fund - Class 2	355,284	325,749
Franklin Mutual Shares VIP Fund - Class 2	327,117	385,362
Franklin Small Cap Value VIP Fund - Class 2	290,063	508,720
Franklin Small-Mid Cap Growth VIP Fund - Class 2	27,136	348,393
Franklin U.S. Government Securities VIP Fund - Class 2	176,618	430,901
Invesco American Franchise Fund I	117,906	292,419
Invesco American Franchise Fund II	36,312	195,251
Invesco Discovery Mid Cap Growth Fund I	—	9,062
Invesco Discovery Mid Cap Growth Fund II	24,565	20,975
Invesco EQV International Equity I	7,837	110,768
Invesco EQV International Equity II	106,841	663,710
Invesco Global Real Estate	48,141	145,513
Invesco Health Care	2,006	9,867
Invesco Small Cap Equity II	12,344	23,072
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]	515,768	430,931
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]	138,352	104,921
Morningstar Aggressive Growth ETF Asset Allocation Class I	5,447	7,103
Morningstar Aggressive Growth ETF Asset Allocation Class II	53,651	228,799
Morningstar Balanced ETF Asset Allocation Class I	31,082	8,573
Morningstar Balanced ETF Asset Allocation Class II	131,867	448,056
Morningstar Conservative ETF Asset Allocation Class I	59,508	43,558
Morningstar Conservative ETF Asset Allocation Class II	16,394	50,833
Morningstar Growth ETF Asset Allocation Class I	4,034	2,766
Morningstar Growth ETF Asset Allocation Class II	91,597	355,192
Morningstar Income & Growth ETF Asset Allocation Class I	2,374	14,840
Morningstar Income & Growth ETF Asset Allocation Class II	26,151	16,384
Neuberger Berman AMT Mid Cap Growth Class S	16,154	20,399
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	3,881	9,925
Neuberger Berman AMT Sustainable Equity Class S	4,609	1,574
PIMCO All Asset Portfolio Advisor	12,573	22,015
PIMCO CommodityRealReturn Strat. Administrative Class	219,618	160,701
PIMCO Total Return Portfolio Advisor	164,783	1,010,613

Symetra Separate Account C
Notes to Financial Statements

4.	INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Pioneer Bond VCT Class I	$74,914	$145,577
Pioneer Equity Income VCT Class II	345,395	671,049
Pioneer Fund VCT Class I	1,870,474	3,528,414
Pioneer High Yield VCT Class II	48,752	424,166
Pioneer Mid Cap Value VCT Class I	704,162	691,453
Pioneer Real Estate VCT Class II1	86,704	1,082,573
Pioneer Select Mid Cap Growth VCT Class I	33,242	2,514,347
Pioneer Strategic Income VCT Class II	151,934	680,333
Templeton Developing Markets VIP Fund - Class 2	38,269	114,950
Templeton Global Bond VIP Fund - Class 2	42,092	254,270
Templeton Growth VIP Fund - Class 2	100,916	290,669
Vanguard Balanced	14,043	13,055
Vanguard High Yield Bond	338,713	93,016
Vanguard International	110,419	184,684
Vanguard Mid-Cap Index	56,742	97,695
Vanguard Real Estate Index	30,329	19,838
Vanguard Total Bond Market Index	717,469	238,189
Vanguard Total Stock Market Index	396,994	619,071
Voya Global High Dividend Low Volatility Portfolio - Class S	39,556	73,564
VY JPMorgan Emerging Markets Equity Portfolio Initial	13,963	34,657
Wanger Acorn	17,850	38,080
    1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.    CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years ended December 31, 2023, and 2022 were as follows:

	2023			2022
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
American Century Balanced	4,105	(39,774)	(35,669)	13,578	(22,277)	(8,699)
American Century Inflation Protection II	7,388	(31,596)	(24,208)	14,256	(32,581)	(18,325)
American Century International	4,483	(23,255)	(18,772)	7,679	(61,726)	(54,047)
American Century Large Company Value II	549	(2,086)	(1,537)	651	(197)	454
American Century Ultra I	54	(1,019)	(965)	66	(347)	(281)
American Century Ultra II	981	(3,250)	(2,269)	680	(4,054)	(3,374)
American Century Value	1,392	(6,409)	(5,017)	1,858	(15,320)	(13,462)
BlackRock Advantage Large Cap Value V.I. Fund[1]	—	—	—	1,493	(1,493)	—
BNY Mellon Appreciation[1]	1,000	(11,031)	(10,031)	1,759	(7,958)	(6,199)
BNY Mellon MidCap Stock	1,445	(15,998)	(14,553)	2,472	(18,927)	(16,455)
BNY Mellon Stock Index	2,409	(19,907)	(17,498)	5,344	(22,385)	(17,041)
BNY Mellon Sustainable U.S. Equity	1,643	(12,735)	(11,092)	1,623	(10,932)	(9,309)
BNY Mellon Technology Growth	1,397	(10,958)	(9,561)	1,402	(17,249)	(15,847)
Calvert EAFE International Index F Class	14,020	(1,924)	12,096	513	(4,214)	(3,701)
Calvert Investment Grade Bond Index	53,493	(31,318)	22,175	6,732	(26,654)	(19,922)
Calvert Nasdaq 100 Index	1,347	(15,379)	(14,032)	1,462	(4,826)	(3,364)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2023			2022
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
Calvert Russell 2000 Small Cap Index F Class	992	(565)	427	1,562	(7,300)	(5,738)
Calvert S&P MidCap 400 Index F Class	967	(3,922)	(2,955)	845	(3,747)	(2,902)
Calvert SRI Balanced	1,386	(1,912)	(526)	555	(130)	425
Columbia VP Select Mid Cap Value Fund - Class 1[1]	—	(205)	(205)	—	—	—
DWS Capital Growth VIP B	702	(7,969)	(7,267)	2,380	(9,380)	(7,000)
DWS CROCI International VIP - Class A	159	(5,457)	(5,298)	432	(7,116)	(6,684)
DWS Global Income Builder VIP A	5,574	(14,030)	(8,456)	1,090	(23,979)	(22,889)
DWS Global Small Cap VIP B	381	(508)	(127)	197	(714)	(517)
DWS International Growth VIP B Share	83	(1)	82	826	(5,061)	(4,235)
DWS Small Cap Index A Share	665	(1,476)	(811)	—	(1,117)	(1,117)
Federated Hermes High Income Bond	215	(10,262)	(10,047)	195	(6,312)	(6,117)
Federated Hermes Managed Volatility II1	102	(661)	(559)	33	(689)	(656)
Fidelity Asset Manager[1]	14	(13)	1	14	(12)	2
Fidelity Contrafund	6,531	(37,900)	(31,369)	8,456	(55,172)	(46,716)
Fidelity Contrafund II1	—	(213)	(213)	—	—	—
Fidelity Equity-Income	2,967	(14,330)	(11,363)	4,944	(11,463)	(6,519)
Fidelity Freedom Funds 2010 II	6	(9,526)	(9,520)	—	(376)	(376)
Fidelity Freedom Funds 2015 II	—	(2,097)	(2,097)	—	(9,788)	(9,788)
Fidelity Freedom Funds 2020 II	1,487	(16,889)	(15,402)	6,042	(18,982)	(12,940)
Fidelity Freedom Funds 2025 II	460	(4,032)	(3,572)	1,148	(10,954)	(9,806)
Fidelity Freedom Funds 2030 II	4,344	(6,184)	(1,840)	5,797	(24,102)	(18,305)
Fidelity Freedom Income Fund II	1	(508)	(507)	54	(2,389)	(2,335)
Fidelity Government Money Market Portfolio - Initial Class	12,817	(6,374)	6,443	2,286	(1,940)	346
Fidelity Government Money Market Portfolio - Service Class II	189,409	(102,207)	87,202	61,490	(119,963)	(58,473)
Fidelity Growth	3,101	(45,812)	(42,711)	4,017	(101,479)	(97,462)
Fidelity Growth & Income	2,226	(10,144)	(7,918)	2,274	(13,247)	(10,973)
Fidelity Growth Opportunities	380	(4,445)	(4,065)	625	(4,829)	(4,204)
Fidelity Index 500	—	(2,392)	(2,392)	3	(3,086)	(3,083)
Fidelity Mid Cap II	1,142	(7,163)	(6,021)	2,261	(18,522)	(16,261)
Fidelity Overseas II	583	(203)	380	713	(10,115)	(9,402)
Franklin Allocation VIP Fund - Class 2	453	(5,163)	(4,710)	600	(1,687)	(1,087)
Franklin DynaTech VIP Fund - Class 2	124	(218)	(94)	94	(1,226)	(1,132)
Franklin Income VIP Fund - Class 2	3,335	(14,344)	(11,009)	4,452	(21,849)	(17,397)
Franklin Mutual Shares VIP Fund - Class 2	1,516	(14,855)	(13,339)	2,460	(25,692)	(23,232)
Franklin Small Cap Value VIP Fund - Class 2	3,304	(15,988)	(12,684)	2,964	(20,220)	(17,256)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	2,373	(14,493)	(12,120)	2,564	(10,985)	(8,421)
Franklin U.S. Government Securities VIP Fund - Class 2	9,433	(30,489)	(21,056)	9,837	(49,629)	(39,792)
Invesco American Franchise Fund I	1,468	(9,316)	(7,848)	1,343	(18,515)	(17,172)
Invesco American Franchise Fund II	1,079	(6,159)	(5,080)	1,288	(1,990)	(702)
Invesco Discovery Mid Cap Growth Fund I	—	(164)	(164)	1	(22)	(21)
Invesco Discovery Mid Cap Growth Fund II	1,148	(863)	285	1,596	(1,413)	183
Invesco EQV International Equity I	262	(3,180)	(2,918)	1,420	(2,364)	(944)
Invesco EQV International Equity II	8,963	(39,181)	(30,218)	14,139	(45,529)	(31,390)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2023			2022
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
Invesco Global Real Estate	1,170	(4,357)	(3,187)	1,397	(4,056)	(2,659)
Invesco Health Care	59	(179)	(120)	64	(772)	(708)
Invesco Small Cap Equity II	394	(910)	(516)	163	(806)	(643)
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]	1,457	(8,142)	(6,685)	2,759	(8,713)	(5,954)
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]	169	(2,425)	(2,256)	228	(4,943)	(4,715)
Morningstar Aggressive Growth ETF Asset Allocation Class I	—	(293)	(293)	—	(173)	(173)
Morningstar Aggressive Growth ETF Asset Allocation Class II	1,082	(12,212)	(11,130)	864	(866)	(2)
Morningstar Balanced ETF Asset Allocation Class I	26	(32)	(6)	16	(293)	(277)
Morningstar Balanced ETF Asset Allocation Class II	2,262	(27,453)	(25,191)	2,110	(15,228)	(13,118)
Morningstar Conservative ETF Asset Allocation Class I	2,451	(2,728)	(277)	15,855	(128)	15,727
Morningstar Conservative ETF Asset Allocation Class II	1,114	(4,318)	(3,204)	102	(5,116)	(5,014)
Morningstar Growth ETF Asset Allocation Class I	—	(87)	(87)	—	(5)	(5)
Morningstar Growth ETF Asset Allocation Class II	1,417	(19,396)	(17,979)	1,966	(22,359)	(20,393)
Morningstar Income & Growth ETF Asset Allocation Class I	—	(979)	(979)	—	(827)	(827)
Morningstar Income & Growth ETF Asset Allocation Class II	879	(816)	63	988	(5,129)	(4,141)
Neuberger Berman AMT Mid Cap Growth Class S	674	(645)	29	832	(2,903)	(2,071)
Neuberger Berman AMT Mid Cap Intrinsic Value Class S	156	(490)	(334)	57	(81)	(24)
Neuberger Berman AMT Sustainable Equity Class S	107	(9)	98	69	(1,354)	(1,285)
PIMCO All Asset Portfolio Advisor	433	(1,159)	(726)	225	(3,457)	(3,232)
PIMCO CommodityRealReturn Strat. Administrative Class	12,016	(20,324)	(8,308)	6,413	(38,948)	(32,535)
PIMCO Total Return Portfolio Advisor	12,625	(86,789)	(74,164)	90,960	(9,783)	81,177
Pioneer Bond VCT Class I	639	(3,426)	(2,787)	960	(6,728)	(5,768)
Pioneer Equity Income VCT Class II	2,702	(22,411)	(19,709)	1,937	(26,437)	(24,500)
Pioneer Fund VCT Class I	901	(17,600)	(16,699)	943	(19,964)	(19,021)
Pioneer High Yield VCT Class II	1,301	(24,403)	(23,102)	2,855	(14,168)	(11,313)
Pioneer Mid Cap Value VCT Class I	1,023	(11,951)	(10,928)	988	(5,236)	(4,248)
Pioneer Real Estate VCT Class II1	1,799	(65,808)	(64,009)	3,892	(20,333)	(16,441)
Pioneer Select Mid Cap Growth VCT Class I	1,094	(17,177)	(16,083)	1,284	(23,173)	(21,889)
Pioneer Strategic Income VCT Class II	6,021	(42,977)	(36,956)	6,653	(19,265)	(12,612)
Templeton Developing Markets VIP Fund - Class 2	1,091	(4,714)	(3,623)	1,595	(6,077)	(4,482)
Templeton Global Bond VIP Fund - Class 2	4,637	(17,561)	(12,924)	4,000	(16,311)	(12,311)
Templeton Growth VIP Fund - Class 2	2,498	(15,021)	(12,523)	4,578	(20,124)	(15,546)
Vanguard Balanced	—	(407)	(407)	642	(990)	(348)
Vanguard High Yield Bond	18,290	(5,278)	13,012	6,621	(67,165)	(60,544)
Vanguard International	3,940	(9,458)	(5,518)	6,355	(10,299)	(3,944)
Vanguard Mid-Cap Index	1,212	(3,355)	(2,143)	16	(10,544)	(10,528)
Vanguard Real Estate Index	957	(1,069)	(112)	20	(2,871)	(2,851)
Vanguard Total Bond Market Index	61,011	(18,502)	42,509	1,841	(11,329)	(9,488)

Symetra Separate Account C
Notes to Financial Statements

5.	CHANGES IN ACCUMULATION UNITS OUTSTANDING (Continued)

	2023			2022
Sub-Account	Units Issued	Units Redeemed	Increase (Decrease) in Units	Units Issued	Units Redeemed	Increase (Decrease) in Units
Vanguard Total Stock Market Index	8,434	(19,678)	(11,244)	13,224	(28,438)	(15,214)
Voya Global High Dividend Low Volatility Portfolio - Class S	384	(1,658)	(1,274)	34	(880)	(846)
VY JPMorgan Emerging Markets Equity Portfolio Initial	234	(1,023)	(789)	105	(1,210)	(1,105)
Wanger Acorn	165	(347)	(182)	—	(27)	(27)

    1  Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

Symetra Separate Account C
Notes to Financial Statements

6.ACCUMULATION UNIT VALUES

The following table summarizes the Unit values and Units outstanding for sub-accounts of the Symetra Separate Account C, net investment income ratios and the expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2023.

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
American Century Balanced
	2023	$28.738	to	$27.629	234,115	$6,559,353	1.91%	1.40%	to	1.60%	14.80%	to	14.56%
	2022	25.034	to	24.117	269,784	6,599,294	1.21	1.40	to	1.60	(18.41)	to	(18.58)
	2021	30.684	to	29.619	278,483	8,327,011	0.72	1.40	to	1.60	14.16	to	13.93
	2020	26.878	to	25.997	300,616	7,874,353	1.16	1.40	to	1.60	10.96	to	10.74
	2019	24.223	to	23.475	328,611	7,755,438	1.53	1.40	to	1.60	18.19	to	17.95
American Century Inflation Protection II
	2023	12.999	to	12.640	123,704	1,606,418	3.28	1.40	to	1.55	1.96	to	1.81
	2022	12.749	to	12.415	147,912	1,883,910	4.94	1.40	to	1.55	(14.28)	to	(14.41)
	2021	14.873	to	14.506	166,237	2,469,777	3.06	1.40	to	1.55	4.79	to	4.64
	2020	14.193	to	13.863	189,130	2,681,490	1.31	1.40	to	1.55	8.03	to	7.87
	2019	13.138	to	12.852	220,991	2,900,440	2.27	1.40	to	1.55	7.39	to	7.23
American Century International
	2023	17.386	to	16.716	240,703	4,125,494	1.41	1.40	to	1.60	11.01	to	10.79
	2022	15.662	to	15.088	259,475	4,010,112	1.50	1.40	to	1.60	(25.80)	to	(25.95)
	2021	21.108	to	20.375	313,522	6,535,364	0.16	1.40	to	1.60	7.24	to	7.03
	2020	19.683	to	19.037	353,297	6,830,302	0.49	1.40	to	1.60	24.13	to	23.88
	2019	15.857	to	15.367	417,971	6,482,799	0.88	1.40	to	1.60	26.63	to	26.38
American Century Large Company Value II
	2023	26.543	to	25.570	15,774	418,056	2.45	1.40	to	1.60	2.34	to	2.13
	2022	25.937	to	25.036	17,311	448,393	1.93	1.40	to	1.60	(1.84)	to	(2.03)
	2021	26.422	to	25.556	16,858	444,812	1.27	1.40	to	1.60	19.84	to	19.60
	2020	22.048	to	21.367	16,267	358,381	1.57	1.40	to	1.60	1.06	to	0.86
	2019	21.816	to	21.185	15,848	345,430	1.90	1.40	to	1.60	25.54	to	25.29
American Century Ultra I
	2023	66.880	to	51.519	6,288	418,960	—	1.40	to	1.75	41.52	to	41.03
	2022	47.258	to	36.531	7,253	341,400	—	1.40	to	1.75	(33.31)	to	(33.55)
	2021	70.867	to	54.973	7,534	531,822	—	1.40	to	1.75	21.45	to	21.02
	2020	58.351	to	45.423	7,936	461,163	—	1.40	to	1.75	47.77	to	47.26
	2019	39.487	to	30.846	9,257	364,294	—	1.40	to	1.75	32.71	to	32.24
American Century Ultra II
	2023	53.460	to	53.013	7,878	420,644	—	1.40	to	1.45	41.28	to	41.21
	2022	37.839	to	37.541	10,147	383,596	—	1.40	to	1.45	(33.40)	to	(33.43)
	2021	56.815	to	56.396	13,521	766,521	—	1.40	to	1.45	21.29	to	21.22
	2020	46.844	to	46.522	13,056	611,387	—	1.40	to	1.45	47.47	to	47.40
	2019	31.765	to	31.562	21,688	688,887	—	1.40	to	1.45	32.59	to	32.52

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
American Century Value
	2023	$38.872	to	$33.081	58,600	$2,274,943	2.37%	1.40%	to	1.55%	7.59%	to	7.43%
	2022	36.131	to	30.794	63,617	2,295,688	2.06	1.40	to	1.55	(0.85)	to	(1.00)
	2021	36.442	to	31.106	77,079	2,804,988	1.73	1.40	to	1.55	22.78	to	22.59
	2020	29.681	to	25.373	88,554	2,625,186	2.32	1.40	to	1.55	(0.43)	to	(0.58)
	2019	29.808	to	25.520	93,450	2,782,716	2.10	1.40	to	1.55	25.27	to	25.09
BlackRock Advantage Large Cap Value V.I. Fund[1]
	2023	30.870	to	30.870	—	—	—	1.25	to	1.25	11.97	to	11.97
	2022	27.571	to	27.571	—	—	—	1.25	to	1.25	(9.54)	to	(9.54)
	2021	30.480	to	30.480	—	—	—	1.25	to	1.25	24.65	to	24.65
	2020	24.452	to	24.452	—	—	—	1.25	to	1.25	2.14	to	2.14
	2019	23.940	to	23.940	—	—	—	1.25	to	1.25	23.05	to	23.05
BNY Mellon Appreciation[1]
	2023	37.059	to	35.630	91,002	3,363,378	0.71	1.40	to	1.60	19.29	to	19.06
	2022	31.066	to	29.927	101,033	3,130,818	0.67	1.40	to	1.60	(19.20)	to	(19.36)
	2021	38.449	to	37.114	107,232	4,112,313	0.43	1.40	to	1.60	25.36	to	25.11
	2020	30.670	to	29.664	123,064	3,764,084	0.79	1.40	to	1.60	21.97	to	21.73
	2019	25.145	to	24.369	131,948	3,306,938	1.16	1.40	to	1.60	34.21	to	33.93
BNY Mellon MidCap Stock
	2023	38.075	to	36.606	145,069	5,447,782	0.81	1.40	to	1.60	16.67	to	16.44
	2022	32.634	to	31.438	159,622	5,134,671	0.74	1.40	to	1.60	(15.27)	to	(15.44)
	2021	38.515	to	37.178	176,077	6,675,148	0.64	1.40	to	1.60	24.13	to	23.89
	2020	31.027	to	30.010	205,588	6,268,108	0.85	1.40	to	1.60	6.60	to	6.39
	2019	29.106	to	28.207	237,858	6,799,461	0.66	1.40	to	1.60	18.51	to	18.27
BNY Mellon Stock Index
	2023	52.870	to	50.830	169,787	8,954,779	1.16	1.40	to	1.60	23.86	to	23.61
	2022	42.685	to	41.120	187,285	7,972,033	1.08	1.40	to	1.60	(19.65)	to	(19.82)
	2021	53.127	to	51.282	204,326	10,824,327	0.82	1.40	to	1.60	26.34	to	26.08
	2020	42.052	to	40.673	226,188	9,484,699	1.31	1.40	to	1.60	16.08	to	15.84
	2019	36.228	to	35.110	271,395	9,803,608	1.44	1.40	to	1.60	29.03	to	28.77
BNY Mellon Sustainable U.S. Equity
	2023	23.692	to	39.349	96,671	2,286,423	0.75	1.40	to	1.55	22.10	to	21.92
	2022	19.403	to	32.274	107,763	2,088,333	0.53	1.40	to	1.55	(23.94)	to	(24.06)
	2021	25.511	to	42.498	117,072	2,985,431	0.76	1.40	to	1.55	25.23	to	25.05
	2020	20.371	to	33.986	129,185	2,630,663	1.18	1.40	to	1.55	22.41	to	22.23
	2019	16.641	to	27.804	155,877	2,579,312	1.51	1.40	to	1.55	32.49	to	32.29
BNY Mellon Technology Growth
	2023	21.278	to	19.146	139,046	2,931,320	—	1.40	to	1.45	57.21	to	57.14
	2022	13.535	to	12.184	148,607	1,993,752	—	1.40	to	1.45	(47.13)	to	(47.16)
	2021	25.601	to	23.059	164,454	4,155,363	—	1.40	to	1.45	11.36	to	11.30
	2020	22.990	to	20.717	206,399	4,632,904	0.26	1.40	to	1.45	67.57	to	67.48
	2019	13.720	to	12.370	255,500	3,429,202	—	1.40	to	1.45	24.06	to	24.01

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Calvert EAFE International Index F Class
	2023	$11.346	to	$11.257	29,807	$336,039	3.43%	1.40%	to	1.45%	15.91%	to	15.84%
	2022	9.789	to	9.718	17,711	172,621	3.27	1.40	to	1.45	(15.93)	to	(15.97)
	2021	11.644	to	11.565	21,411	248,475	1.47	1.40	to	1.45	9.12	to	9.06
	2020	10.671	to	10.604	27,607	293,447	3.42	1.40	to	1.45	6.06	to	6.01
	2019	10.061	to	10.003	27,867	279,353	2.69	1.40	to	1.45	19.32	to	19.27
Calvert Investment Grade Bond Index
	2023	12.058	to	11.964	181,072	2,178,904	2.77	1.40	to	1.45	4.01	to	3.96
	2022	11.593	to	11.508	158,897	1,841,828	2.58	1.40	to	1.45	(13.74)	to	(13.78)
	2021	13.440	to	13.348	178,819	2,402,666	2.24	1.40	to	1.45	(3.18)	to	(3.23)
	2020	13.882	to	13.794	203,232	2,820,837	2.96	1.40	to	1.45	5.85	to	5.79
	2019	13.115	to	13.039	207,236	2,717,455	3.09	1.40	to	1.45	6.90	to	6.85
Calvert Nasdaq 100 Index
	2023	75.760	to	75.169	37,743	2,856,481	0.32	1.40	to	1.45	52.26	to	52.19
	2022	49.756	to	49.393	51,774	2,574,332	0.18	1.40	to	1.45	(33.58)	to	(33.61)
	2021	74.911	to	74.401	55,138	4,127,912	0.27	1.40	to	1.45	25.11	to	25.05
	2020	59.876	to	59.498	64,930	3,885,296	0.42	1.40	to	1.45	46.17	to	46.10
	2019	40.964	to	40.725	83,522	3,418,624	0.49	1.40	to	1.45	36.85	to	36.78
Calvert Russell 2000 Small Cap Index F Class
	2023	25.395	to	25.196	29,023	735,046	0.90	1.40	to	1.45	14.75	to	14.68
	2022	22.131	to	21.970	28,596	631,352	0.76	1.40	to	1.45	(21.77)	to	(21.81)
	2021	28.289	to	28.097	34,335	969,336	0.77	1.40	to	1.45	12.71	to	12.66
	2020	25.098	to	24.940	34,645	868,196	1.07	1.40	to	1.45	17.74	to	17.69
	2019	21.316	to	21.192	40,786	868,258	0.86	1.40	to	1.45	23.09	to	23.02
Calvert S&P MidCap 400 Index F Class
	2023	30.757	to	30.517	21,934	672,400	1.16	1.40	to	1.45	14.28	to	14.23
	2022	26.913	to	26.716	24,889	668,111	0.90	1.40	to	1.45	(14.71)	to	(14.75)
	2021	31.554	to	31.339	27,791	875,155	0.84	1.40	to	1.45	22.45	to	22.38
	2020	25.769	to	25.607	29,590	761,199	1.24	1.40	to	1.45	11.52	to	11.47
	2019	23.107	to	22.972	29,923	690,432	1.04	1.40	to	1.45	23.82	to	23.75
Calvert SRI Balanced
	2023	23.639	to	23.455	14,643	346,128	1.61	1.40	to	1.45	15.20	to	15.14
	2022	20.520	to	20.370	15,169	311,252	1.23	1.40	to	1.45	(16.59)	to	(16.63)
	2021	24.601	to	24.433	14,745	362,705	1.10	1.40	to	1.45	13.52	to	13.46
	2020	21.671	to	21.535	23,654	512,584	1.54	1.40	to	1.45	13.66	to	13.61
	2019	19.067	to	18.956	23,108	440,616	1.55	1.40	to	1.45	22.67	to	22.61
Columbia VP Select Mid Cap Value Fund - Class 1[1]
	2023	36.112	to	36.112	—	—	—	1.25	to	1.25	8.93	to	8.93
	2022	33.151	to	33.151	205	6,786	—	1.25	to	1.25	(10.56)	to	(10.56)
	2021	37.064	to	37.064	205	7,586	—	1.25	to	1.25	30.69	to	30.69
	2020	28.361	to	28.361	205	5,805	—	1.25	to	1.25	6.15	to	6.15
	2019	26.719	to	26.719	205	5,468	—	1.25	to	1.25	29.99	to	29.99

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
DWS Capital Growth VIP B
	2023	$41.484	to	$41.161	24,380	$1,010,894	—%	1.40%	to	1.45%	36.26%	to	36.19%
	2022	30.445	to	30.223	31,646	963,132	—	1.40	to	1.45	(31.87)	to	(31.90)
	2021	44.684	to	44.380	38,646	1,726,405	—	1.40	to	1.45	20.75	to	20.69
	2020	37.004	to	36.771	41,732	1,543,899	0.27	1.40	to	1.45	36.77	to	36.71
	2019	27.055	to	26.898	51,228	1,385,653	0.17	1.40	to	1.45	34.89	to	34.82
DWS CROCI International VIP - Class A
	2023	20.636	to	9.623	59,998	1,221,608	3.30	1.40	to	1.45	17.30	to	17.24
	2022	17.593	to	8.208	65,295	1,134,673	3.22	1.40	to	1.45	(14.39)	to	(14.44)
	2021	20.550	to	9.593	71,979	1,450,055	2.51	1.40	to	1.45	7.72	to	7.67
	2020	19.078	to	8.910	84,248	1,580,215	3.51	1.40	to	1.45	1.19	to	1.14
	2019	18.854	to	8.810	91,086	1,690,650	3.04	1.40	to	1.45	20.08	to	20.03
DWS Global Income Builder VIP A
	2023	42.302	to	17.496	134,677	5,270,483	3.17	1.40	to	1.45	13.30	to	13.24
	2022	37.336	to	15.450	143,133	4,952,286	2.99	1.40	to	1.45	(16.16)	to	(16.20)
	2021	44.534	to	18.437	166,022	6,768,984	2.33	1.40	to	1.45	9.41	to	9.35
	2020	40.703	to	16.860	177,146	6,598,060	3.20	1.40	to	1.45	6.77	to	6.72
	2019	38.121	to	15.798	196,412	6,886,224	3.82	1.40	to	1.45	18.49	to	18.43
DWS Global Small Cap VIP B
	2023	15.895	to	15.771	5,487	87,211	0.58	1.40	to	1.45	22.48	to	22.42
	2022	12.978	to	12.883	5,614	72,861	0.26	1.40	to	1.45	(25.28)	to	(25.32)
	2021	17.368	to	17.250	6,131	106,493	0.07	1.40	to	1.45	13.06	to	13.00
	2020	15.362	to	15.265	6,755	103,766	0.59	1.40	to	1.45	15.31	to	15.26
	2019	13.322	to	13.244	7,031	93,670	—	1.40	to	1.45	19.39	to	19.34
DWS International Growth VIP B Share
	2023	12.928	to	12.827	1,553	20,075	0.49	1.40	to	1.45	14.16	to	14.11
	2022	11.324	to	11.241	1,470	16,650	0.71	1.40	to	1.45	(29.70)	to	(29.73)
	2021	16.107	to	15.997	5,705	91,423	0.02	1.40	to	1.45	6.38	to	6.32
	2020	15.141	to	15.141	5,992	90,718	1.20	1.40	to	1.40	20.59	to	20.59
	2019	12.556	to	12.556	5,908	74,183	1.01	1.40	to	1.40	29.02	to	29.02
DWS Small Cap Index A Share
	2023	28.888	to	26.922	5,316	147,454	0.95	1.00	to	1.45	15.60	to	15.08
	2022	24.990	to	23.394	6,128	148,034	0.90	1.00	to	1.45	(21.42)	to	(21.78)
	2021	31.804	to	29.907	7,244	223,859	0.68	1.00	to	1.45	13.36	to	12.85
	2020	28.055	to	26.501	11,828	324,163	1.03	1.00	to	1.45	18.25	to	17.71
	2019	23.726	to	22.513	13,378	311,121	1.12	1.00	to	1.45	23.97	to	23.42
Federated Hermes High Income Bond
	2023	33.293	to	27.044	24,938	817,982	6.82	1.40	to	1.45	11.15	to	11.10
	2022	29.953	to	24.343	34,984	1,036,445	5.81	1.40	to	1.45	(13.00)	to	(13.05)
	2021	34.430	to	27.995	41,101	1,399,620	5.06	1.40	to	1.45	3.39	to	3.34
	2020	33.301	to	27.091	45,633	1,491,426	6.00	1.40	to	1.45	4.12	to	4.07
	2019	31.983	to	26.032	49,700	1,561,957	6.16	1.40	to	1.45	12.95	to	12.90

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Federated Hermes Managed Volatility II1
	2023	$30.864	to	$17.406	13,564	$418,631	1.89%	1.40%	to	1.45%	7.17%	to	2.05%
	2022	28.798	to	17.056	14,123	406,732	1.89	1.40	to	1.45	(14.95)	to	(14.99)
	2021	33.860	to	20.064	14,779	500,419	1.84	1.40	to	1.45	16.86	to	16.81
	2020	28.974	to	17.177	17,654	511,498	2.64	1.40	to	1.45	(0.47)	to	(0.53)
	2019	29.111	to	17.268	19,445	566,072	2.10	1.40	to	1.45	18.55	to	18.50
Fidelity Asset Manager[1]
	2023	25.947	to	24.352	3,790	98,341	2.39	1.40	to	1.45	11.38	to	5.57
	2022	23.296	to	23.068	3,789	88,276	2.10	1.40	to	1.45	(16.12)	to	(16.16)
	2021	27.772	to	27.514	3,787	105,170	1.57	1.40	to	1.45	8.39	to	8.34
	2020	25.622	to	25.397	4,563	116,909	1.41	1.40	to	1.45	13.27	to	13.22
	2019	22.620	to	22.432	5,305	119,995	1.69	1.40	to	1.45	16.60	to	16.55
Fidelity Contrafund
	2023	68.561	to	65.917	390,403	26,670,424	0.48	1.40	to	1.60	31.60	to	31.34
	2022	52.097	to	50.187	421,772	21,896,466	0.49	1.40	to	1.60	(27.34)	to	(27.48)
	2021	71.696	to	69.206	468,488	33,478,685	0.06	1.40	to	1.60	26.06	to	25.81
	2020	56.875	to	55.010	517,569	29,344,223	0.25	1.40	to	1.60	28.75	to	28.50
	2019	44.174	to	42.811	591,497	26,049,303	0.44	1.40	to	1.60	29.75	to	29.49
Fidelity Contrafund II1
	2023	43.231	to	43.231	—	—	—	1.25	to	1.25	31.47	to	31.47
	2022	32.883	to	32.883	213	7,016	0.27	1.25	to	1.25	(27.40)	to	(27.40)
	2021	45.294	to	45.294	213	9,661	0.03	1.25	to	1.25	25.93	to	25.93
	2020	35.968	to	35.968	213	7,689	0.08	1.25	to	1.25	28.62	to	28.62
	2019	27.965	to	27.965	213	5,981	0.22	1.25	to	1.25	29.64	to	29.64
Fidelity Equity-Income
	2023	40.767	to	39.194	90,124	3,670,753	1.84	1.40	to	1.60	9.11	to	8.90
	2022	37.362	to	35.992	101,487	3,786,035	1.84	1.40	to	1.60	(6.28)	to	(6.46)
	2021	39.864	to	38.479	108,006	4,297,368	1.87	1.40	to	1.60	23.16	to	22.91
	2020	32.368	to	31.306	119,227	3,852,454	1.74	1.40	to	1.60	5.21	to	5.00
	2019	30.765	to	29.815	142,969	4,390,575	1.97	1.40	to	1.60	25.67	to	25.42
Fidelity Freedom Funds 2010 II
	2023	16.428	to	16.428	27,881	458,026	3.37	1.40	to	1.40	7.57	to	7.57
	2022	15.272	to	15.272	37,400	571,172	1.94	1.40	to	1.40	(14.86)	to	(14.86)
	2021	17.937	to	17.937	37,776	677,603	0.82	1.40	to	1.40	4.13	to	4.13
	2020	17.226	to	17.226	19,535	336,512	2.28	1.40	to	1.40	10.68	to	10.68
	2019	15.564	to	15.564	383	5,959	2.22	1.40	to	1.40	14.14	to	14.14
Fidelity Freedom Funds 2015 II
	2023	17.415	to	17.415	5,525	96,220	3.12	1.40	to	1.40	9.11	to	9.11
	2022	15.961	to	15.961	7,623	121,667	1.79	1.40	to	1.40	(15.97)	to	(15.97)
	2021	18.995	to	18.995	17,410	330,706	0.84	1.40	to	1.40	5.90	to	5.90
	2020	17.937	to	17.937	8,412	150,888	1.05	1.40	to	1.40	11.99	to	11.99
	2019	16.017	to	16.017	8,825	141,341	1.81	1.40	to	1.40	16.33	to	16.33

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Freedom Funds 2020 II
	2023	$18.121	to	$17.979	18,440	$334,128	3.21%	1.40%	to	1.45%	10.67%	to	10.61%
	2022	16.374	to	16.255	33,842	552,382	1.82	1.40	to	1.45	(17.14)	to	(17.18)
	2021	19.760	to	19.626	46,782	922,601	0.85	1.40	to	1.45	7.74	to	7.69
	2020	18.340	to	18.224	34,846	637,624	0.99	1.40	to	1.45	13.13	to	13.07
	2019	16.212	to	16.117	39,984	646,965	1.74	1.40	to	1.45	18.21	to	18.15
Fidelity Freedom Funds 2025 II
	2023	19.620	to	19.467	38,798	759,585	2.68	1.40	to	1.45	11.75	to	11.70
	2022	17.557	to	17.428	42,370	742,504	1.95	1.40	to	1.45	(17.79)	to	(17.84)
	2021	21.357	to	21.212	52,176	1,112,782	0.86	1.40	to	1.45	9.01	to	8.96
	2020	19.592	to	19.468	54,918	1,074,599	1.00	1.40	to	1.45	14.07	to	14.01
	2019	17.175	to	17.075	57,380	984,428	1.90	1.40	to	1.45	19.82	to	19.77
Fidelity Freedom Funds 2030 II
	2023	20.353	to	20.194	78,482	1,597,361	2.27	1.40	to	1.45	12.87	to	12.82
	2022	18.032	to	17.900	80,322	1,448,386	1.79	1.40	to	1.45	(18.24)	to	(18.28)
	2021	22.054	to	21.904	98,627	2,175,154	0.87	1.40	to	1.45	10.51	to	10.46
	2020	19.956	to	19.830	91,743	1,830,866	1.00	1.40	to	1.45	15.02	to	14.96
	2019	17.350	to	17.249	92,478	1,604,503	1.83	1.40	to	1.45	22.39	to	22.32
Fidelity Freedom Funds 2050 II
	2023	29.942	to	29.942	952	28,510	1.28	1.25	to	1.25	17.72	to	17.72
	2022	25.436	to	25.436	952	24,221	1.43	1.25	to	1.25	(19.48)	to	(19.48)
	2021	31.590	to	31.590	952	30,081	0.71	1.25	to	1.25	16.05	to	16.05
	2020	27.220	to	27.220	952	25,919	0.77	1.25	to	1.25	17.52	to	17.52
	2019	23.162	to	23.162	952	22,055	1.57	1.25	to	1.25	26.62	to	26.62
Fidelity Freedom Income Fund II
	2023	13.647	to	13.540	7,718	104,892	4.02	1.40	to	1.45	6.16	to	6.10
	2022	12.855	to	12.761	8,225	105,337	2.04	1.40	to	1.45	(13.48)	to	(13.52)
	2021	14.858	to	14.756	10,560	156,441	0.71	1.40	to	1.45	1.60	to	1.54
	2020	14.624	to	14.532	12,486	182,174	1.14	1.40	to	1.45	8.75	to	8.70
	2019	13.447	to	13.369	10,839	145,398	1.89	1.40	to	1.45	10.08	to	10.02
Fidelity Government Money Market Portfolio - Initial Class
	2023	9.998	to	9.434	8,994	86,858	4.88	1.10	to	1.45	3.76	to	3.39
	2022	9.636	to	9.125	2,551	23,794	1.59	1.10	to	1.45	0.32	to	(0.02)
	2021	9.605	to	9.127	2,204	20,531	—	1.10	to	1.45	(1.08)	to	(1.43)
	2020	9.710	to	9.259	2,354	22,160	0.33	1.10	to	1.45	(0.78)	to	(1.13)
	2019	9.786	to	9.365	2,416	22,977	2.13	1.10	to	1.45	0.90	to	0.55
Fidelity Government Money Market Portfolio - Service Class II
	2023	9.245	to	9.477	593,880	5,841,672	4.55	1.25	to	1.60	3.34	to	2.98
	2022	8.946	to	9.203	506,678	4,830,204	1.21	1.25	to	1.60	0.01	to	(0.34)
	2021	8.945	to	9.234	565,152	5,394,672	0.01	1.25	to	1.60	(1.24)	to	(1.58)
	2020	9.057	to	9.382	660,525	6,370,522	0.21	1.25	to	1.60	(1.01)	to	(1.36)
	2019	9.149	to	9.511	592,477	5,792,449	1.76	1.25	to	1.60	0.49	to	0.15

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Fidelity Growth
	2023	$37.100	to	$55.642	391,170	$14,465,115	0.12%	1.40%	to	1.75%	34.35%	to	33.88%
	2022	27.614	to	41.561	433,881	11,946,532	0.62	1.40	to	1.75	(25.51)	to	(25.76)
	2021	37.069	to	55.985	531,343	19,636,445	—	1.40	to	1.75	21.50	to	21.08
	2020	30.509	to	46.239	583,153	17,725,931	0.07	1.40	to	1.75	41.90	to	41.40
	2019	21.501	to	32.701	642,769	13,768,061	0.26	1.40	to	1.75	32.44	to	31.98
Fidelity Growth & Income
	2023	35.429	to	34.063	134,628	4,740,420	1.65	1.40	to	1.60	17.07	to	16.84
	2022	30.262	to	29.153	142,545	4,287,936	1.61	1.40	to	1.60	(6.27)	to	(6.46)
	2021	32.286	to	31.165	153,518	4,924,982	2.32	1.40	to	1.60	24.20	to	23.95
	2020	25.995	to	25.143	175,639	4,524,711	2.08	1.40	to	1.60	6.35	to	6.14
	2019	24.444	to	23.689	206,823	5,012,179	3.60	1.40	to	1.60	28.25	to	27.99
Fidelity Growth Opportunities
	2023	53.263	to	47.006	84,193	4,459,356	—	1.40	to	1.45	43.63	to	43.56
	2022	37.083	to	32.743	88,257	3,253,658	—	1.40	to	1.45	(39.01)	to	(39.04)
	2021	60.801	to	53.712	92,461	5,588,930	—	1.40	to	1.45	10.39	to	10.33
	2020	55.080	to	48.683	120,294	6,561,153	0.01	1.40	to	1.45	66.31	to	66.23
	2019	33.118	to	29.286	129,597	4,252,485	0.15	1.40	to	1.45	38.88	to	38.82
Fidelity Index 500
	2023	34.987	to	33.567	34,035	1,184,080	1.47	1.20	to	1.45	24.70	to	24.38
	2022	28.058	to	26.987	36,427	1,015,912	1.46	1.20	to	1.45	(19.19)	to	(19.39)
	2021	34.720	to	33.477	39,510	1,365,779	1.00	1.20	to	1.45	27.04	to	26.73
	2020	27.329	to	26.417	44,602	1,203,862	1.76	1.20	to	1.45	16.83	to	16.54
	2019	23.392	to	22.668	44,990	1,040,805	1.98	1.20	to	1.45	29.78	to	29.46
Fidelity Mid Cap II
	2023	39.372	to	37.929	92,186	3,624,262	0.38	1.40	to	1.60	13.21	to	12.98
	2022	34.778	to	33.570	98,207	3,410,499	0.25	1.40	to	1.60	(16.15)	to	(16.32)
	2021	41.475	to	40.115	114,468	4,740,785	0.36	1.40	to	1.60	23.57	to	23.32
	2020	33.565	to	32.529	122,477	4,105,808	0.40	1.40	to	1.60	16.23	to	16.00
	2019	28.879	to	28.043	147,985	4,268,024	0.65	1.40	to	1.60	21.46	to	21.21
Fidelity Overseas II
	2023	13.778	to	13.670	12,230	168,428	0.82	1.40	to	1.45	18.55	to	18.49
	2022	11.622	to	11.537	11,850	137,665	0.58	1.40	to	1.45	(25.72)	to	(25.76)
	2021	15.647	to	15.541	21,252	332,483	0.33	1.40	to	1.45	17.73	to	17.67
	2020	13.291	to	13.207	29,339	389,894	0.22	1.40	to	1.45	13.73	to	13.68
	2019	11.686	to	11.618	29,753	347,675	1.50	1.40	to	1.45	25.72	to	25.67
Franklin Allocation VIP Fund - Class 2
	2023	17.315	to	17.315	16,420	284,318	1.47	1.40	to	1.40	13.02	to	13.02
	2022	15.320	to	15.320	21,131	323,719	1.64	1.40	to	1.40	(17.17)	to	(17.17)
	2021	18.495	to	18.495	22,218	410,911	1.70	1.40	to	1.40	10.13	to	10.13
	2020	16.794	to	16.794	25,930	435,455	1.51	1.40	to	1.40	10.19	to	10.19
	2019	15.241	to	15.241	29,068	443,017	3.51	1.40	to	1.40	18.19	to	18.19

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Franklin DynaTech VIP Fund - Class 2
	2023	$40.293	to	$39.180	15,129	$609,550	—%	1.40%	to	1.55%	41.78%	to	41.57%
	2022	28.419	to	27.675	15,223	432,590	—	1.40	to	1.55	(40.79)	to	(40.88)
	2021	47.998	to	46.812	16,355	784,974	—	1.40	to	1.55	14.53	to	14.36
	2020	41.908	to	40.934	16,311	683,550	—	1.40	to	1.55	42.87	to	42.66
	2019	29.333	to	28.694	14,946	438,372	—	1.40	to	1.55	29.35	to	29.15
Franklin Income VIP Fund - Class 2
	2023	22.565	to	21.720	119,312	2,688,010	5.08	1.40	to	1.60	7.12	to	6.91
	2022	21.065	to	20.317	130,321	2,741,385	4.95	1.40	to	1.60	(6.79)	to	(6.97)
	2021	22.599	to	21.840	147,718	3,334,673	4.74	1.40	to	1.60	15.13	to	14.91
	2020	19.629	to	19.007	175,385	3,439,598	5.86	1.40	to	1.60	(0.70)	to	(0.91)
	2019	19.768	to	19.181	204,277	4,034,189	5.42	1.40	to	1.60	14.44	to	14.22
Franklin Mutual Shares VIP Fund - Class 2
	2023	26.149	to	23.885	113,436	2,963,464	1.87	1.40	to	1.55	11.89	to	11.73
	2022	23.370	to	21.378	126,775	2,960,292	1.76	1.40	to	1.55	(8.71)	to	(8.86)
	2021	25.601	to	23.455	150,007	3,837,690	2.86	1.40	to	1.55	17.51	to	17.34
	2020	21.786	to	19.989	166,862	3,633,025	2.80	1.40	to	1.55	(6.37)	to	(6.51)
	2019	23.267	to	21.380	189,440	4,405,015	1.79	1.40	to	1.55	20.87	to	20.69
Franklin Small Cap Value VIP Fund - Class 2
	2023	34.460	to	33.197	110,645	3,809,407	0.53	1.40	to	1.60	11.18	to	10.96
	2022	30.994	to	29.918	123,329	3,819,076	1.01	1.40	to	1.60	(11.31)	to	(11.49)
	2021	34.948	to	33.801	140,586	4,909,084	1.01	1.40	to	1.60	23.62	to	23.37
	2020	28.270	to	27.397	166,052	4,689,782	1.52	1.40	to	1.60	3.73	to	3.52
	2019	27.254	to	26.465	190,298	5,181,492	1.07	1.40	to	1.60	24.59	to	24.34
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2023	26.005	to	36.861	116,409	3,024,939	—	1.40	to	1.55	24.98	to	24.80
	2022	20.807	to	29.537	128,528	2,672,460	—	1.40	to	1.55	(34.61)	to	(34.71)
	2021	31.821	to	45.240	136,949	4,354,289	—	1.40	to	1.55	8.49	to	8.32
	2020	29.332	to	41.765	151,122	4,429,856	—	1.40	to	1.55	52.94	to	52.71
	2019	19.179	to	27.349	178,294	3,418,001	—	1.40	to	1.55	29.61	to	29.41
Franklin U.S. Government Securities VIP Fund - Class 2
	2023	14.751	to	14.322	211,974	3,080,763	2.72	1.40	to	1.55	3.02	to	2.87
	2022	14.319	to	13.923	233,030	3,289,389	2.41	1.40	to	1.55	(11.00)	to	(11.14)
	2021	16.089	to	15.668	272,822	4,322,065	2.40	1.40	to	1.55	(3.19)	to	(3.34)
	2020	16.620	to	16.209	343,768	5,464,967	3.39	1.40	to	1.55	2.39	to	2.23
	2019	16.232	to	15.855	336,678	5,385,469	2.95	1.40	to	1.55	3.77	to	3.61
Invesco American Franchise Fund I
	2023	30.800	to	30.529	167,815	5,167,427	—	1.40	to	1.45	38.98	to	38.91
	2022	22.162	to	21.978	175,663	3,892,200	—	1.40	to	1.45	(32.07)	to	(32.10)
	2021	32.625	to	32.370	192,835	6,289,410	—	1.40	to	1.45	10.37	to	10.32
	2020	29.559	to	29.343	210,971	6,234,553	0.07	1.40	to	1.45	40.38	to	40.30
	2019	21.057	to	20.914	226,664	4,771,769	—	1.40	to	1.45	34.85	to	34.79

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Invesco American Franchise Fund II
	2023	$36.490	to	$35.482	18,213	$664,426	—%	1.40%	to	1.55%	38.65%	to	38.44%
	2022	26.318	to	25.629	23,292	612,867	—	1.40	to	1.55	(32.25)	to	(32.35)
	2021	38.846	to	37.886	23,994	931,861	—	1.40	to	1.55	10.10	to	9.93
	2020	35.283	to	34.464	25,117	885,968	—	1.40	to	1.55	40.02	to	39.81
	2019	25.198	to	24.650	33,507	844,146	—	1.40	to	1.55	34.53	to	34.33
Invesco Discovery Mid Cap Growth Fund I
	2023	45.248	to	44.783	3,139	141,964	—	1.40	to	1.45	11.58	to	11.53
	2022	40.551	to	40.154	3,303	133,885	—	1.40	to	1.45	(31.94)	to	(31.97)
	2021	59.582	to	59.028	3,324	198,017	—	1.40	to	1.45	17.44	to	17.38
	2020	50.733	to	50.286	3,403	172,590	—	1.40	to	1.45	46.89	to	46.84
Invesco Discovery Mid Cap Growth Fund II
	2023	25.312	to	24.427	8,672	219,341	—	1.40	to	1.60	11.29	to	11.07
	2022	22.745	to	21.993	8,387	190,619	—	1.40	to	1.60	(32.09)	to	(32.22)
	2021	33.492	to	32.450	8,204	274,567	—	1.40	to	1.60	17.14	to	16.91
	2020	28.591	to	27.757	9,515	271,858	—	1.40	to	1.60	46.53	to	45.31
Invesco EQV International Equity I
	2023	37.217	to	27.193	10,809	401,628	0.19	1.40	to	1.55	16.51	to	16.33
	2022	31.944	to	23.375	13,727	434,999	1.64	1.40	to	1.55	(19.44)	to	(19.56)
	2021	39.652	to	29.060	14,671	576,840	1.25	1.40	to	1.55	4.42	to	4.26
	2020	37.975	to	27.872	15,196	571,874	2.31	1.40	to	1.55	12.41	to	12.24
	2019	33.782	to	24.832	16,781	561,883	1.45	1.40	to	1.55	26.79	to	26.60
Invesco EQV International Equity II
	2023	18.168	to	17.071	202,048	3,669,047	—	1.40	to	1.75	16.23	to	15.83
	2022	15.631	to	14.738	232,265	3,628,904	1.37	1.40	to	1.75	(19.63)	to	(19.92)
	2021	19.450	to	18.404	263,655	5,126,024	1.03	1.40	to	1.75	4.14	to	3.78
	2020	18.677	to	17.734	299,492	5,591,308	2.06	1.40	to	1.75	12.15	to	11.77
	2019	16.653	to	15.867	359,782	5,988,978	1.24	1.40	to	1.75	26.46	to	26.01
Invesco Global Real Estate
	2023	34.332	to	21.727	47,380	1,615,517	1.48	1.40	to	1.75	7.53	to	7.16
	2022	31.927	to	20.275	50,567	1,601,452	2.88	1.40	to	1.75	(25.98)	to	(26.24)
	2021	43.131	to	27.486	53,225	2,276,000	2.64	1.40	to	1.75	23.96	to	23.53
	2020	34.793	to	22.251	64,995	2,238,534	4.84	1.40	to	1.75	(13.54)	to	(13.84)
	2019	40.241	to	25.825	78,101	3,111,051	4.33	1.40	to	1.75	21.29	to	20.87
Invesco Health Care
	2023	40.386	to	39.970	5,946	239,839	—	1.40	to	1.45	1.59	to	1.54
	2022	39.752	to	39.363	6,066	240,844	—	1.40	to	1.45	(14.52)	to	(14.56)
	2021	46.505	to	46.072	6,773	314,367	0.20	1.40	to	1.45	10.74	to	10.68
	2020	41.995	to	41.626	8,059	337,884	0.32	1.40	to	1.45	12.87	to	12.81
	2019	37.207	to	36.898	8,468	314,516	0.04	1.40	to	1.45	30.66	to	30.59
Invesco Small Cap Equity II
	2023	25.297	to	25.100	9,237	233,675	—	1.40	to	1.45	14.65	to	14.59

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Invesco Small Cap Equity II (continued)
	2022	$22.065	to	$21.904	9,753	$215,216	—%	1.40%	to	1.45%	(21.83)%	to	(21.87)%
	2021	28.228	to	28.036	10,396	293,475	—	1.40	to	1.45	18.43	to	18.37
	2020	23.836	to	23.686	11,911	283,925	0.03	1.40	to	1.45	25.10	to	25.04
	2019	19.053	to	18.942	12,750	242,719	—	1.40	to	1.45	24.57	to	24.50
LVIP JPMorgan Mid Cap Value Fund - Standard Class[1]
	2023	54.255	to	52.162	76,501	4,109,973	3.13	1.40	to	1.60	9.37	to	9.16
	2022	49.605	to	47.786	83,186	4,087,660	0.96	1.40	to	1.60	(9.43)	to	(9.61)
	2021	54.771	to	52.869	89,141	4,837,312	0.90	1.40	to	1.60	28.08	to	27.83
	2020	42.763	to	41.360	101,880	4,319,531	1.48	1.40	to	1.60	(1.03)	to	(1.23)
	2019	43.206	to	41.873	109,986	4,714,716	1.61	1.40	to	1.60	25.00	to	24.75
LVIP JPMorgan U.S. Equity Fund - Standard Class[1]
	2023	36.582	to	35.110	67,502	2,436,550	1.57	1.40	to	1.45	25.40	to	25.33
	2022	29.172	to	28.013	69,757	2,008,294	0.53	1.40	to	1.45	(19.82)	to	(19.86)
	2021	36.385	to	34.956	74,472	2,673,140	0.78	1.40	to	1.45	27.55	to	27.48
	2020	28.527	to	27.421	91,419	2,565,836	0.78	1.40	to	1.45	23.52	to	23.46
	2019	23.095	to	22.210	107,423	2,436,547	0.88	1.40	to	1.45	29.92	to	29.85
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2023	19.582	to	18.787	7,756	148,694	1.85	1.20	to	1.45	15.71	to	15.42
	2022	16.924	to	16.277	8,050	133,520	1.75	1.20	to	1.45	(13.96)	to	(14.17)
	2021	19.669	to	18.965	8,223	158,714	1.31	1.20	to	1.45	17.18	to	16.89
	2020	16.785	to	16.225	8,227	135,689	2.09	1.20	to	1.45	9.03	to	8.75
	2019	15.395	to	14.919	9,058	137,161	1.77	1.20	to	1.45	20.98	to	20.68
Morningstar Aggressive Growth ETF Asset Allocation Class II
	2023	19.749	to	19.749	57,889	1,143,263	1.60	1.40	to	1.40	15.26	to	15.26
	2022	17.135	to	17.135	69,019	1,182,644	1.51	1.40	to	1.40	(14.38)	to	(14.38)
	2021	20.012	to	20.012	69,022	1,381,293	1.01	1.40	to	1.40	16.69	to	16.69
	2020	17.150	to	17.150	95,314	1,634,661	1.77	1.40	to	1.40	8.43	to	8.43
	2019	15.817	to	15.817	105,697	1,671,820	1.47	1.40	to	1.40	20.47	to	20.47
Morningstar Balanced ETF Asset Allocation Class I
	2023	17.283	to	16.582	40,459	693,572	2.33	1.20	to	1.45	11.77	to	11.49
	2022	15.463	to	14.873	40,465	620,941	2.03	1.20	to	1.45	(13.65)	to	(13.86)
	2021	17.907	to	17.266	40,741	724,260	1.59	1.20	to	1.45	9.68	to	9.40
	2020	16.326	to	15.782	43,202	700,043	2.38	1.20	to	1.45	8.10	to	7.84
	2019	15.102	to	14.635	44,373	665,279	2.26	1.20	to	1.45	15.18	to	14.89
Morningstar Balanced ETF Asset Allocation Class II
	2023	16.513	to	16.384	160,719	2,653,294	1.88	1.40	to	1.45	11.26	to	11.20
	2022	14.842	to	14.734	185,910	2,758,378	1.65	1.40	to	1.45	(14.09)	to	(14.14)
	2021	17.277	to	17.160	199,028	3,437,217	1.26	1.40	to	1.45	9.25	to	9.20
	2020	15.814	to	15.715	242,662	3,836,036	1.94	1.40	to	1.45	7.60	to	7.56
	2019	14.697	to	14.611	290,410	4,266,779	1.83	1.40	to	1.45	14.64	to	14.59

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Morningstar Conservative ETF Asset Allocation Class I
	2023	$13.427	to	$12.883	59,401	$797,299	2.59%	1.20%	to	1.45%	6.90%	to	6.65%
	2022	12.560	to	12.080	59,677	749,440	1.77	1.20	to	1.45	(12.67)	to	(12.89)
	2021	14.382	to	13.867	43,951	628,586	1.55	1.20	to	1.45	1.30	to	1.03
	2020	14.198	to	13.725	36,843	517,825	1.97	1.20	to	1.45	5.52	to	5.26
	2019	13.455	to	13.039	36,963	492,673	2.27	1.20	to	1.45	8.44	to	8.17
Morningstar Conservative ETF Asset Allocation Class II
	2023	12.004	to	11.911	9,517	114,249	1.98	1.40	to	1.45	6.34	to	6.30
	2022	11.288	to	11.205	12,721	143,594	1.30	1.40	to	1.45	(13.04)	to	(13.09)
	2021	12.981	to	12.892	17,736	230,079	1.30	1.40	to	1.45	0.85	to	0.81
	2020	12.871	to	12.789	9,400	120,857	1.36	1.40	to	1.45	5.02	to	4.96
	2019	12.256	to	12.185	12,193	149,350	1.73	1.40	to	1.45	8.00	to	7.95
Morningstar Growth ETF Asset Allocation Class I
	2023	18.838	to	18.074	5,394	99,128	2.03	1.20	to	1.45	14.23	to	13.95
	2022	16.491	to	15.862	5,482	88,315	1.85	1.20	to	1.45	(14.00)	to	(14.21)
	2021	19.176	to	18.490	5,487	102,933	1.37	1.20	to	1.45	13.72	to	13.44
	2020	16.863	to	16.300	6,584	108,792	2.32	1.20	to	1.45	8.95	to	8.67
	2019	15.478	to	14.999	6,764	102,737	2.04	1.20	to	1.45	18.71	to	18.41
Morningstar Growth ETF Asset Allocation Class II
	2023	18.534	to	18.389	102,756	1,904,461	1.70	1.40	to	1.45	13.67	to	13.61
	2022	16.305	to	16.186	120,735	1,968,562	1.50	1.40	to	1.45	(14.45)	to	(14.50)
	2021	19.060	to	18.930	141,128	2,689,931	1.16	1.40	to	1.45	13.28	to	13.23
	2020	16.825	to	16.718	171,952	2,893,026	1.87	1.40	to	1.45	8.48	to	8.42
	2019	15.510	to	15.420	205,808	3,192,073	1.61	1.40	to	1.45	18.10	to	18.04
Morningstar Income & Growth ETF Asset Allocation Class I
	2023	15.284	to	14.664	4,504	67,150	2.36	1.20	to	1.45	9.66	to	9.39
	2022	13.937	to	13.405	5,483	74,651	2.05	1.20	to	1.45	(13.36)	to	(13.57)
	2021	16.086	to	15.510	6,310	99,302	1.67	1.20	to	1.45	5.39	to	5.12
	2020	15.264	to	14.754	7,172	107,256	2.44	1.20	to	1.45	7.43	to	7.16
	2019	14.208	to	13.768	8,009	112,336	2.39	1.20	to	1.45	11.84	to	11.56
Morningstar Income & Growth ETF Asset Allocation Class II
	2023	14.186	to	14.076	38,335	543,710	2.14	1.40	to	1.45	9.06	to	9.01
	2022	13.007	to	12.912	38,272	497,674	1.63	1.40	to	1.45	(13.76)	to	(13.80)
	2021	15.082	to	14.979	42,413	639,150	1.35	1.40	to	1.45	4.99	to	4.93
	2020	14.365	to	14.275	46,818	672,093	1.89	1.40	to	1.45	6.92	to	6.87
	2019	13.435	to	13.357	55,343	743,140	2.01	1.40	to	1.45	11.33	to	11.28
Neuberger Berman AMT Mid Cap Growth Class S
	2023	29.095	to	28.868	12,380	360,184	—	1.40	to	1.45	16.33	to	16.27
	2022	25.011	to	24.828	12,350	308,889	—	1.40	to	1.45	(29.82)	to	(29.85)
	2021	35.636	to	35.393	14,421	513,901	—	1.40	to	1.45	11.16	to	11.10
	2020	32.059	to	31.857	16,288	522,186	—	1.40	to	1.45	37.77	to	37.70
	2019	23.270	to	23.135	28,734	668,531	—	1.40	to	1.45	30.63	to	30.57

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Neuberger Berman AMT Mid Cap Intrinsic Value Class S
	2023	$21.622	to	$21.453	851	$18,398	0.46%	1.40%	to	1.45%	9.15%	to	9.10%
	2022	19.809	to	19.664	1,185	23,479	0.16	1.40	to	1.45	(11.20)	to	(11.24)
	2021	22.307	to	22.155	1,209	26,978	0.24	1.40	to	1.45	30.67	to	30.61
	2020	17.071	to	16.963	1,661	28,357	0.66	1.40	to	1.45	(4.18)	to	(4.23)
	2019	17.816	to	17.713	2,232	39,766	0.19	1.40	to	1.45	14.82	to	14.76
Neuberger Berman AMT Sustainable Equity Class S
	2023	31.484	to	31.239	4,166	131,120	0.08	1.40	to	1.45	24.81	to	24.75
	2022	25.225	to	25.041	4,068	102,560	0.12	1.40	to	1.45	(19.78)	to	(19.82)
	2021	31.446	to	31.231	5,353	168,281	0.17	1.40	to	1.45	21.45	to	21.39
	2020	25.892	to	25.728	5,633	145,836	0.39	1.40	to	1.45	17.62	to	17.56
	2019	22.013	to	21.885	5,514	121,371	0.30	1.40	to	1.45	28.76	to	28.70
PIMCO All Asset Portfolio Advisor
	2023	16.306	to	17.723	12,591	228,839	2.82	1.25	to	1.55	6.68	to	6.36
	2022	15.285	to	16.663	13,317	227,236	7.43	1.25	to	1.55	(12.97)	to	(13.22)
	2021	17.562	to	19.202	16,549	325,091	10.76	1.25	to	1.55	14.60	to	14.26
	2020	15.324	to	16.806	22,669	389,385	4.87	1.25	to	1.55	6.56	to	6.25
	2019	14.380	to	15.817	22,953	370,519	2.64	1.25	to	1.55	10.35	to	10.02
PIMCO CommodityRealReturn Strat. Administrative Class
	2023	7.718	to	7.505	98,606	760,648	16.33	1.40	to	1.55	(9.14)	to	(9.26)
	2022	8.494	to	8.271	106,914	907,549	21.97	1.40	to	1.55	7.11	to	6.94
	2021	7.930	to	7.734	139,449	1,105,302	4.19	1.40	to	1.55	31.49	to	31.29
	2020	6.031	to	5.891	170,676	1,028,652	6.52	1.40	to	1.55	(0.05)	to	(0.20)
	2019	6.034	to	5.903	193,055	1,164,252	4.44	1.40	to	1.55	9.87	to	9.72
PIMCO Total Return Portfolio Advisor
	2023	11.771	to	11.771	27,962	329,152	3.47	1.25	to	1.25	4.51	to	4.51
	2022	11.263	to	11.263	102,127	1,150,230	2.60	1.25	to	1.25	(15.45)	to	(15.45)
	2021	13.321	to	13.321	20,950	279,065	1.71	1.25	to	1.25	(2.59)	to	(2.59)
	2020	13.675	to	13.675	24,611	336,553	1.94	1.25	to	1.25	7.20	to	7.20
	2019	12.757	to	12.757	20,840	265,858	2.86	1.25	to	1.25	6.91	to	6.91
Pioneer Bond VCT Class I
	2023	40.718	to	19.787	38,300	1,470,033	3.94	1.40	to	1.45	5.47	to	5.42
	2022	38.605	to	18.769	41,087	1,500,887	2.42	1.40	to	1.45	(15.39)	to	(15.44)
	2021	45.628	to	22.195	46,855	1,953,351	2.21	1.40	to	1.45	(1.02)	to	(1.07)
	2020	46.097	to	22.434	50,373	2,126,892	3.03	1.40	to	1.45	7.19	to	7.14
	2019	43.004	to	20.939	56,582	2,226,805	3.26	1.40	to	1.45	7.76	to	7.70
Pioneer Equity Income VCT Class II
	2023	31.481	to	30.303	103,485	3,257,428	1.65	1.40	to	1.60	5.69	to	5.48
	2022	29.787	to	28.729	123,194	3,669,161	1.52	1.40	to	1.60	(9.22)	to	(9.40)
	2021	32.812	to	31.710	147,694	4,845,571	1.21	1.40	to	1.60	23.59	to	23.34
	2020	26.549	to	25.709	187,564	4,978,801	2.39	1.40	to	1.60	(1.65)	to	(1.85)
	2019	26.995	to	26.193	220,582	5,953,542	2.35	1.40	to	1.60	23.49	to	23.24

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Pioneer Fund VCT Class I
	2023	$206.077	to	$32.119	200,056	$40,253,044	0.87%	1.40%	to	1.45%	27.14%	to	27.08%
	2022	162.083	to	25.275	216,755	34,363,200	0.64	1.40	to	1.45	(20.61)	to	(20.65)
	2021	204.167	to	31.853	235,776	47,147,541	0.32	1.40	to	1.45	26.20	to	26.14
	2020	161.775	to	25.252	255,858	40,603,711	0.77	1.40	to	1.45	22.55	to	22.49
	2019	132.005	to	20.615	275,500	35,681,898	1.01	1.40	to	1.45	29.51	to	29.44
Pioneer High Yield VCT Class II
	2023	18.693	to	18.166	30,367	567,410	5.32	1.40	to	1.55	9.46	to	9.29
	2022	17.078	to	16.622	53,469	910,709	4.82	1.40	to	1.55	(12.67)	to	(12.80)
	2021	19.556	to	19.061	64,782	1,262,575	4.88	1.40	to	1.55	3.98	to	3.82
	2020	18.807	to	18.359	81,880	1,534,871	5.16	1.40	to	1.55	0.56	to	0.41
	2019	18.702	to	18.284	93,705	1,747,072	4.66	1.40	to	1.55	12.70	to	12.54
Pioneer Mid Cap Value VCT Class I
	2023	60.298	to	23.731	82,031	4,935,934	2.00	1.40	to	1.45	10.90	to	10.84
	2022	54.373	to	21.410	92,960	5,045,119	2.09	1.40	to	1.45	(6.95)	to	(6.99)
	2021	58.434	to	23.020	97,208	5,652,538	0.96	1.40	to	1.45	27.87	to	27.80
	2020	45.699	to	18.012	116,844	5,158,869	1.22	1.40	to	1.45	0.72	to	0.67
	2019	45.374	to	17.893	126,231	5,548,133	1.31	1.40	to	1.45	26.65	to	26.59
Pioneer Real Estate VCT Class II1
	2023	16.506	to	16.090	—	—	0.47	1.40	to	1.55	(1.47)	to	(1.52)
	2022	16.752	to	16.338	64,009	1,071,295	1.52	1.40	to	1.55	(31.98)	to	(32.09)
	2021	24.629	to	24.057	80,451	1,979,875	1.01	1.40	to	1.55	38.79	to	38.59
	2020	17.745	to	17.358	93,143	1,651,463	1.51	1.40	to	1.55	(8.91)	to	(7.70)
	2019	19.480	to	19.084	113,134	2,201,174	1.88	1.40	to	1.55	26.13	to	25.94
Pioneer Select Mid Cap Growth VCT Class I
	2023	145.508	to	33.915	217,094	30,695,360	—	1.40	to	1.45	17.13	to	17.07
	2022	124.233	to	28.971	233,177	28,144,504	—	1.40	to	1.45	(32.02)	to	(32.05)
	2021	182.740	to	42.636	255,066	45,246,375	—	1.40	to	1.45	6.57	to	6.51
	2020	171.479	to	40.029	281,608	46,843,906	—	1.40	to	1.45	37.24	to	37.17
	2019	124.951	to	29.182	311,821	37,590,076	—	1.40	to	1.45	31.23	to	31.17
Pioneer Strategic Income VCT Class II
	2023	16.502	to	16.037	137,150	2,256,052	3.61	1.40	to	1.55	6.55	to	6.40
	2022	15.487	to	15.072	174,106	2,687,174	2.89	1.40	to	1.55	(14.05)	to	(14.18)
	2021	18.018	to	17.563	186,718	3,353,807	3.04	1.40	to	1.55	0.31	to	0.17
	2020	17.962	to	17.534	215,812	3,866,009	3.27	1.40	to	1.55	5.88	to	5.72
	2019	16.964	to	16.585	265,034	4,485,610	3.10	1.40	to	1.55	8.00	to	7.83
Templeton Developing Markets VIP Fund - Class 2
	2023	24.395	to	21.668	43,611	1,065,185	2.06	1.40	to	1.55	11.06	to	10.89
	2022	21.965	to	19.540	47,235	1,038,729	2.66	1.40	to	1.55	(23.07)	to	(23.18)
	2021	28.551	to	25.436	51,717	1,479,549	0.88	1.40	to	1.55	(7.05)	to	(7.19)
	2020	30.717	to	27.407	57,398	1,765,879	4.16	1.40	to	1.55	15.56	to	15.38
	2019	26.582	to	23.753	64,093	1,707,234	1.03	1.40	to	1.55	24.93	to	24.75

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Templeton Global Bond VIP Fund - Class 2
	2023	$14.932	to	$13.988	127,604	$1,899,729	—%	1.40%	to	1.75%	1.45%	to	1.11%
	2022	14.718	to	13.835	140,528	2,062,850	—	1.40	to	1.75	(6.27)	to	(6.60)
	2021	15.702	to	14.812	152,839	2,394,001	—	1.40	to	1.75	(6.31)	to	(6.64)
	2020	16.760	to	15.866	185,962	3,108,252	8.60	1.40	to	1.75	(6.60)	to	(6.92)
	2019	17.944	to	17.046	212,223	3,799,281	7.15	1.40	to	1.75	0.59	to	0.24
Templeton Growth VIP Fund - Class 2
	2023	20.275	to	18.670	123,469	2,502,547	3.38	1.40	to	1.55	19.33	to	19.16
	2022	16.990	to	15.668	135,992	2,309,918	0.16	1.40	to	1.55	(12.73)	to	(12.86)
	2021	19.469	to	17.981	151,538	2,949,599	1.13	1.40	to	1.55	3.41	to	3.26
	2020	18.827	to	17.414	177,612	3,343,134	2.97	1.40	to	1.55	4.33	to	4.18
	2019	18.045	to	16.716	199,177	3,593,620	2.82	1.40	to	1.55	13.55	to	13.38
Vanguard Balanced
	2023	26.145	to	26.878	9,369	242,845	2.05	1.20	to	1.50	12.97	to	12.63
	2022	23.144	to	23.864	9,776	224,407	1.82	1.20	to	1.50	(15.32)	to	(15.58)
	2021	27.332	to	28.267	10,124	274,949	1.46	1.20	to	1.50	17.60	to	17.24
	2020	23.242	to	24.110	10,556	242,810	2.94	1.20	to	1.50	9.36	to	9.04
	2019	21.253	to	22.112	12,320	258,951	3.32	1.20	to	1.50	21.02	to	20.66
Vanguard High Yield Bond
	2023	19.325	to	18.073	32,331	597,924	5.37	1.10	to	1.50	10.45	to	10.01
	2022	17.497	to	16.429	19,319	329,280	3.00	1.10	to	1.50	(10.35)	to	(10.71)
	2021	19.517	to	18.399	79,863	1,484,932	3.86	1.10	to	1.50	2.54	to	2.13
	2020	19.033	to	18.015	32,504	593,351	1.96	1.10	to	1.50	4.51	to	4.10
	2019	18.211	to	17.305	68,349	1,190,013	4.87	1.10	to	1.50	14.41	to	13.95
Vanguard International
	2023	19.817	to	22.985	39,408	765,517	1.51	1.00	to	1.50	13.51	to	12.95
	2022	17.458	to	20.350	44,927	770,456	1.32	1.00	to	1.50	(30.82)	to	(31.16)
	2021	25.234	to	29.561	48,871	1,212,369	0.29	1.00	to	1.50	(2.52)	to	(3.01)
	2020	25.886	to	30.478	70,949	1,804,092	1.19	1.00	to	1.50	56.01	to	55.24
	2019	16.592	to	19.633	82,229	1,342,700	1.51	1.00	to	1.50	29.91	to	29.27
Vanguard Mid-Cap Index
	2023	29.991	to	39.220	26,134	751,851	1.43	1.00	to	1.50	14.68	to	14.11
	2022	26.152	to	34.370	28,277	711,435	1.18	1.00	to	1.50	(19.63)	to	(20.03)
	2021	32.538	to	42.978	38,805	1,222,498	1.06	1.00	to	1.50	23.12	to	22.51
	2020	26.428	to	35.082	45,834	1,171,792	1.48	1.00	to	1.50	16.90	to	16.31
	2019	22.608	to	30.162	52,321	1,147,514	1.52	1.00	to	1.50	29.57	to	28.92
Vanguard Real Estate Index
	2023	18.368	to	27.939	12,470	225,318	2.42	1.10	to	1.50	10.48	to	10.04
	2022	16.626	to	25.390	12,583	205,523	1.94	1.10	to	1.50	(27.10)	to	(27.39)
	2021	22.807	to	34.969	15,434	346,854	1.73	1.10	to	1.50	38.68	to	38.12
	2020	16.446	to	25.318	16,358	262,741	2.63	1.10	to	1.50	(5.90)	to	(6.27)
	2019	17.477	to	27.012	17,268	295,127	2.76	1.10	to	1.50	27.40	to	26.89

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)

		As of December 31,					For the Year Ended December 31,
Sub-account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Expense Ratio[4]
Vanguard Total Bond Market Index
	2023	$13.793	to	$11.084	96,598	$1,186,646	2.58%	1.00%	to	1.50%	4.53%	to	4.01%
	2022	13.195	to	10.657	54,088	694,130	2.13	1.00	to	1.50	(14.07)	to	(14.50)
	2021	15.356	to	12.465	63,576	949,137	1.82	1.00	to	1.50	(2.70)	to	(3.18)
	2020	15.782	to	12.874	59,772	914,655	2.39	1.00	to	1.50	6.51	to	5.98
	2019	14.817	to	12.148	65,608	945,278	2.81	1.00	to	1.50	7.60	to	7.06
Vanguard Total Stock Market Index
	2023	34.757	to	43.840	57,859	1,974,628	1.13	1.00	to	1.50	24.70	to	24.08
	2022	27.872	to	35.332	69,103	1,895,012	1.37	1.00	to	1.50	(20.39)	to	(20.79)
	2021	35.011	to	44.603	84,317	2,908,387	1.22	1.00	to	1.50	24.39	to	23.77
	2020	28.146	to	36.038	118,403	3,285,582	1.56	1.00	to	1.50	19.35	to	18.76
	2019	23.582	to	30.345	134,801	3,140,220	1.71	1.00	to	1.50	29.45	to	28.80
Voya Global High Dividend Low Volatility Portfolio - Class S
	2023	44.024	to	37.353	8,633	378,575	2.71	1.40	to	1.45	4.95	to	4.90
	2022	41.947	to	35.608	9,907	414,078	2.48	1.40	to	1.45	(6.43)	to	(6.48)
	2021	44.829	to	38.074	10,754	479,145	2.29	1.40	to	1.45	18.89	to	18.83
	2020	37.707	to	32.041	11,944	447,805	2.26	1.40	to	1.45	(2.47)	to	(2.52)
	2019	38.661	to	32.868	13,909	535,053	2.54	1.40	to	1.45	19.73	to	19.66
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2023	29.846	to	29.846	13,642	407,160	1.95	1.40	to	1.40	5.33	to	5.33
	2022	28.336	to	28.336	14,430	408,911	—	1.40	to	1.40	(26.92)	to	(26.92)
	2021	38.776	to	38.776	15,535	602,409	—	1.40	to	1.40	(11.10)	to	(11.10)
	2020	43.617	to	43.617	15,820	690,009	0.60	1.40	to	1.40	31.88	to	31.88
	2019	33.072	to	33.072	17,297	572,062	0.14	1.40	to	1.40	30.28	to	30.28
Wanger Acorn
	2023	121.129	to	121.129	236	28,639	—	1.40	to	1.40	20.05	to	20.05
	2022	100.900	to	100.900	418	42,179	—	1.40	to	1.40	(34.39)	to	(34.39)
	2021	153.782	to	153.782	445	68,374	0.74	1.40	to	1.40	7.39	to	7.39
	2020	143.206	to	143.206	464	66,449	—	1.40	to	1.40	22.50	to	22.50
	2019	116.901	to	116.901	952	111,253	0.26	1.40	to	1.40	29.28	to	29.28

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
2These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days' average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.
3These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.
4These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of the reorganization. The total return ratio does not

Symetra Separate Account C
Notes to Financial Statements

6.	ACCUMULATION UNIT VALUES (Continued)
include any expenses assessed through the redemption of Units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.

Symetra Separate Account C
Notes to Financial Statements

7.SUBSEQUENT EVENTS
The Separate Account has evaluated subsequent events through April 24, 2024, the date which the Separate Account’s financial statements were available to be issued.